                                                   -----------------------------
                                                   OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0570
                                                   Expires:    November 30, 2005
                                                   Estimated average burden
                                                   hours per response....... 5.0
                                                   -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-8798
                                  ----------------------------------------------
                       The Bear Stearns Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        383 Madison Avenue,  New York, NY                   10179
--------------------------------------------------------------------------------
    (Address of principal executive offices)              (Zip code)

       Stephen A. Bornstein, Esq.   383 Madison Ave, New York, NY
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    212-272-2553
                                                   -----------------------------

Date of fiscal year end:   March 31, 2003
                        -------------------------------------------

Date of reporting period:  April 1, 2002 through March 31, 2003
                        -------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                       THE
                                       BEAR STEARNS
                                       FUNDS


                                       FIXED INCOME FUNDS

                                            Income Portfolio

                                            High Yield Total Return Portfolio





                                          ANNUAL REPORT
                                          MARCH 31, 2003


                                           [BEAR STEARNS LOGO]



                BSF-R-016-12

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio

                             LETTER TO SHAREHOLDERS

                                                                  April 30, 2003
Dear Shareholders:

We are pleased to present the annual report to shareholders for the Income Portfolio and High Yield Total Return Portfolio ("High Yield Portfolio") for the fiscal year ended March 31, 2003. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph sections of this report.

INCOME PORTFOLIO

The fiscal year was exceptionally challenging for both equity and fixed income investors. As the year began, a series of large-scale corporate accounting scandals, rising geopolitical risk and news of a slowing U.S. economy drove investors out of both equities and corporate bonds and into Treasuries, causing Treasury yields to fall across the entire maturity spectrum. Yield spreads on the bonds of even high quality corporations with solid accounting practices widened dramatically as investors sought to avoid credit risk.

In order to better reflect our focus on the intermediate range of the maturity spectrum, the Income Portfolio's benchmark was changed effective April 2002 to the Lehman Intermediate Government/Credit Index. For the fiscal year, the Income Portfolio underperformed the benchmark, largely due to our allocation to the high yield sector during the first seven months of the year. High yield is typically the hardest-hit sector of the fixed income market during times of heightened uncertainty. The growing number of corporate governance scandals and successive chain of earnings disappointments caused price depreciation and widening spreads in high yield securities. During the fall of 2002, high yield spreads reached their widest levels over Treasuries since 1990.

In October of 2002, the fixed income markets experienced a course reversal as investors, believing that many corporate issues had been oversold, began to bid up prices. Corporate bonds rebounded strongly, while Treasuries underperformed. In this rally, the lowest-rated securities experienced the best performance. The new year saw a continuation of this trend, with lower-quality credits outperforming once again as investors sought yield. The high yield sector performed strongly: default rates declined, credit profiles continued to improve, and the sector benefited greatly from asset class rotation. The Income Portfolio outperformed the benchmark in the most recent quarter, largely due to our allocations to investment grade and high yield corporate bonds. Both sectors began the quarter with attractive valuations: yield spreads over Treasuries were at recession-like levels, and were priced with an expectation for negative GDP growth going forward. As the quarter progressed, demand for both sectors increased as it became apparent that GDP growth would remain positive. In addition, because Treasury yields had been driven so low, there was an increase in demand for higher-yielding sectors. As a result, corporate bonds outperformed all other sectors of the fixed income market as investors sought higher returns than Treasuries and the equity markets were likely to offer.

Our decision to position the Income Portfolio defensively with respect to our mortgage-backed holdings also contributed positively to performance during the year. We pursued this strategy by allocating less money to the sector, and by focusing on securities with lower coupons, as well as on well-structured collateralized mortgage obligations. Within the mortgage-backed sector, durations became very short due to the high level of mortgage refinancings taking place. Mortgage refinancing activity reached a record high during the year as homeowners sought to take advantage of lower interest rates. This strategy helped insulate the Income Portfolio from record levels of prepayment activity.

In the months ahead, we expect the economy to continue to grow at a slow but steady pace. For the fixed income markets, we see room for the corporate sector to outperform, driven more by higher income than by further spread tightening.

For the Income Portfolio, we plan to maintain an underweighted position in mortgage-backed securities, with a focus on areas that are least vulnerable to an increase in interest rates. When interest rates begin to rise again, the average duration of mortgage-backed securities will lengthen dramatically as refinancing activity drops off, leading to the potential for significant underperformance. We intend to continue to overweight the corporate sector, which should benefit from a growing economy, as well as asset-backed securities, which are not subject to prepayment uncertainty.

HIGH YIELD TOTAL RETURN PORTFOLIO*

Fiscal year 2003 was a mixed year. Economic recovery was slow, there were several cases of corporate governance issues, and geopolitical tensions came to a head. The Federal Reserve tried to resuscitate the economy by reducing the already low Federal Funds rate by 50 basis points to an historical low of 1.25%. Against this backdrop, the high yield market had a fairly positive year. The first half of the fiscal year was marked by defaults, downgrades, and general volatility in the broader capital markets. The latter half of the year saw more positive signs for the high yield market, including declining default rates, stronger supply/demand momentum, and improved signs in economic indicators. While investors were cognizant of corporate malfeasance for most of the year, high yield investors were still able to reap positive returns.

The transportation, telecommunications, and utilities sectors were the worst performing sectors for the fiscal year. The utilities sector suffered throughout the year, as news of accounting issues and, subsequently, defaults compounded poor fundamentals, weakening the entire sector. We avoided the sector for most of the year, adding small positions at the end of the fiscal year as fundamentals began to turn around. Similarly, we avoided the transportation sector, which was negatively impacted by waning traveler interest stemming from the events of September 11th and consumer spending. As a result of our being underweighted in these sectors, the High Yield Portfolio outperformed against the greater market.

Our conservative investment philosophy also led to the avoidance of corporate defaults during the year. We were overweighted in defensive sectors with attractive fundamentals, and generally avoided lower-quality companies in volatile sectors. As a result, the High Yield Portfolio outperformed both the Lehman High Yield Index benchmark and the Lipper High Yield Bond Fund Index. Throughout the year, we were overweighted in higher-quality securities in the technology, healthcare, energy, cable, and gaming & lodging sectors.

Technology posted the strongest returns during the year for both the High Yield Portfolio and the overall high yield market. Our overweight in technology was rooted in our conservative focus on investments in better capitalized companies with strong liquidity. As market and economic conditions began to show signs of improvement in the fall of 2002, the sector improved and ended the fiscal year as the top performing sector.

The healthcare sector was another strong sector for the High Yield Portfolio during the year. We increased our exposure to the diagnostic imaging sub-sector, which traded at a premium for most of the year based on strong and stable operating fundamentals. We continue to have positive sentiments on the imaging sector based on healthy growth prospects, compelling operating margins, and the aforementioned operating fundamentals.

One of the most trying features of the high yield market for most of the year was the amount of defaults brought on primarily by corporate governance issues. Several large companies admitted to various forms of improprieties, leading to a strong deterioration in investor confidence that has yet to dissipate. In May and June 2002, a staggering $68.4 billion of investment grade companies were downgraded into the high yield market. As corporate governance issues and defaults continued to surface for the remainder of the year, regulatory and legislative bodies responded with guidelines that set forth criminal penalties for such activity. On July 30, 2002, President Bush signed the Sarbanes-Oxley Act, broadening the SEC's powers and plugging some of the agency's regulatory holes. The first and most major milestone under the Act was an August 14, 2002 deadline for senior management to certify financial statements. While the High Yield Portfolio had limited exposure to companies with corporate governance issues, the associated anxiety caused many investors to remain uneasy.

Looking ahead, we believe the focus will shift from the conflict in Iraq to macro data points, which could intimate signs of an economic turnaround now that most of the war uncertainties have dissolved with the end of the heavy warfare in Iraq. In addition, the high yield market continues to be a compelling asset class for many investors, based on strong supply/demand factors, low default rates, attractive spreads, and its portfolio diversification benefits. As economic improvement unfolds, high yield issuers will likely benefit as increased capital spending and end-market demand drives top-line revenue growth, creating a stronger credit environment that will allow companies to fund future growth and pursue acquisition strategies. We also note that many companies have successfully implemented cost savings and productivity initiatives that have and will likely continue to translate into earnings improvements.

In the months ahead, we will maintain our conservative investment philosophy, with a focus on higher quality names in favored sectors until we see evidence of improvement in the economy.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

------------
* Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.

Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. On the accompanying line charts and total return tables found on pages 4 and 5, the returns of each Portfolio assumes reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

                               BEAR STEARNS FUNDS

                                Income Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                CLASS A AND C SHARES(1)(2)(5) VS. VARIOUS INDICES

[CHART]

                                                         LEHMAN INTERMEDIATE        SALOMON SMITH BARNEY BROAD       LIPPER A RATED
                 CLASS A SHARES     CLASS C SHARES     GOVERNMENT/CREDIT INDEX      INVESTMENT GRADE BOND INDEX      BOND FUND INDEX
 5-Apr-95             $9,550           $10,000                  $10,000                       $10,000                    $10,000
30-Sep-95            $10,145           $10,602                  $10,628                       $10,771                    $10,884
31-Mar-96            $10,365           $10,811                  $10,909                       $11,042                    $11,114
30-Sep-96            $10,575           $11,009                  $11,173                       $11,303                    $11,346
31-Mar-97            $10,822           $11,244                  $11,433                       $11,584                    $11,625
30-Sep-97            $11,572           $11,998                  $12,088                       $12,400                    $12,500
31-Mar-98            $11,841           $12,243                  $12,539                       $12,971                    $13,035
30-Sep-98            $12,504           $12,887                  $13,350                       $13,822                    $13,776
31-Mar-99            $12,525           $12,858                  $13,364                       $13,814                    $13,692
30-Sep-99            $12,432           $12,720                  $13,433                       $13,785                    $13,546
31-Mar-00            $12,623           $12,887                  $13,642                       $14,064                    $13,812
30-Sep-00            $13,109           $13,340                  $14,273                       $14,739                    $14,333
31-Mar-01            $13,971           $14,170                  $15,302                       $15,832                    $15,374
30-Sep-01            $14,593           $14,750                  $16,113                       $16,664                    $16,040
31-Mar-02            $14,514           $14,619                  $16,091                       $16,678                    $16,038
30-Sep-02            $15,482           $15,543                  $17,418                       $18,060                    $17,182
31-Mar-03            $15,973           $15,984                  $17,979                       $18,607                    $17,721

           Past performance is not predictive of future performance.


-------------------------------------------------------------------------------------------------
                                                 TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                                 ----------------------------------------------
                                                                 5-YEAR         SINCE INCEPTION
                                                 ONE YEAR    AVERAGE ANNUAL    AVERAGE ANNUAL(7)
                                                 --------    --------------    -----------------
Income Portfolio(2)
     Class A shares(5) .........................    5.08%         5.19%              6.02%
     Class B shares(4) .........................    4.34          5.15               5.14
     Class C shares(6) .........................    8.34          5.48               6.04
     Class Y shares(3) .........................   10.35          6.50               6.61
Lehman Intermediate Government/Credit Index(1)..   11.74          7.47               7.62
Salomon Smith Barney Broad Investment Grade
   Bond Index(1) ...............................   11.56          7.48               8.08
Lipper A Rated Bond Fund Index(1) ..............   10.50          6.34               7.41
-------------------------------------------------------------------------------------------------

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Income Portfolio and reflects all portfolio expenses. Investors should note that the Income Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices corresponds to the performance of Class A and C shares.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Income Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The returns of Class Y shares (for which September 8, 1995, was the initial public offering date) are higher than Class A, B and C shares due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.

(4) Assuming no redemption of shares at the end of the period, the returns of Class B shares (for which February 2, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares. Total returns reflect the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 9.34%, 5.48% and 5.29%, respectively, for each period shown.

(5) Reflects the initial maximum sales charge of 4.50%. Without the applicable sales charge, the total returns would have been 10.05%, 6.16% and 6.64%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been 9.34%.

(7) Inception dates: Class A and C shares commenced on April 5, 1995, Class B shares commenced on February 2, 1998 and Class Y shares commenced on September 8, 1995.

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(4)(5) VS. VARIOUS INDICES

[CHART]

                                                                                       CREDIT SUISSE FIRST BOSTON
                                                                                            HIGH YIELD INDEX,      LIPPER HIGH YIELD
            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES  LEHMAN HIGH YIELD INDEX   DEVELOPED COUNTRIES ONLY    BOND FUND INDEX
 2-Jan-98         $9,550         $10,000           $10,000            $10,000                    $10,000                $10,000
31-Mar-98        $10,338         $10,809           $10,809            $10,336                    $10,301                $10,440
30-Sep-98         $9,778         $10,188           $10,188             $9,974                     $9,790                 $9,688
31-Mar-99        $10,176         $10,568           $10,568            $10,375                    $10,216                $10,312
30-Sep-99         $9,929         $10,275           $10,275            $10,263                    $10,114                $10,196
31-Mar-00         $9,702         $10,006           $10,006            $10,187                    $10,075                $10,311
30-Sep-00         $9,613          $9,885            $9,885            $10,362                    $10,188                $10,189
31-Mar-01         $9,596          $9,834            $9,834            $10,443                    $10,160                 $9,776
30-Sep-01         $9,242          $9,439            $9,439             $9,773                     $9,670                 $8,888
31-Mar-02         $9,999         $10,179           $10,179            $10,511                    $10,504                 $9,394
30-Sep-02         $9,643          $9,798            $9,798             $9,548                     $9,967                 $8,604
31-Mar-03        $10,517         $10,584           $10,639            $10,968                    $11,306                 $9,693

           Past performance is not predictive of future performance.

----------------------------------------------------------------------------------------------------
                                                      TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                                      ----------------------------------------------
                                                                      5-YEAR        SINCE INCEPTION
                                                      ONE YEAR    AVERAGE ANNUAL   AVERAGE ANNUAL(7)
                                                      --------    --------------   -----------------
High Yield Total Return Portfolio(2)
     Class A shares(4) .....................            0.49%         (0.60)%            0.94%
     Class B shares(5) .....................           (0.22)         (0.56)             1.08
     Class C shares(6) .....................            3.53          (0.33)             1.18
     Class Y shares(3) .....................            5.69            N/A              6.22
Lehman High Yield Index(1) .................            4.34           1.19              1.77
Credit Suisse First Boston High Yield Index,
   Developed Countries Only(1) .............            7.62           1.88              2.36
Lipper High Yield Bond Fund Index(1) .......            3.18          (1.47)            (0.59)
----------------------------------------------------------------------------------------------------

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the High Yield Portfolio and reflects all portfolio expenses. Investors should note that the High Yield Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. The Credit Suisse First Boston High Yield Index, Developed Countries Only, was created on January 1, 1999. Prior to January 1, 1999, the Credit Suisse First Boston High Yield Index was used. The total returns and values for the Credit Suisse First Boston High Yield Index, Developed Countries Only is a blend of the two indices. Performance of the indices corresponds to the performance of Class A, B and C shares.

(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to reimburse a portion of the High Yield Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The returns of Class Y shares (for which July 11, 2001 was the initial public offering date) are higher than Class A, B and C shares due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.

(4) Reflects the initial maximum sales charge of 4.50%. Without the applicable sales charge, the total returns would have been 5.18%, 0.32% and 1.84%, respectively, for each period shown.

(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 4.63%, (0.30)% and 1.21%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been 4.50%.

(7) Inception dates: Class A, B and C shares commenced on January 2, 1998 and Class Y shares commenced on July 11, 2001.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                                 MARCH 31, 2003
                                   (UNAUDITED)
================================================================================

                       TOP TEN INDUSTRY/SECTOR WEIGHTINGS

--------------------------------------------------------------------------------

                                                                      PERCENT OF
   RANK  INDUSTRY/SECTOR                                              NET ASSETS
   ----  ----------------------------------------------------------   ----------
     1.  Mortgage-Backed Securities - Pass-Through ................     20.06
     2.  U.S. Government Agency Obligations .......................     14.11
     3.  Mortgage-Backed Securities - Structured ..................     11.55
     4.  U.S. Government Obligations ..............................      7.98
     5.  Asset-Backed Securities ..................................      6.47
     6.  Bank Holding Companies ...................................      4.70
     7.  Crude Petroleum & Natural Gas ............................      3.14
     8.  Motion Picture & Video Production ........................      2.46
     9.  Personal Credit Institutions .............................      2.37
    10.  Grocery Stores ...........................................      1.89

============================================================================================================

                                TOP TEN HOLDINGS*

------------------------------------------------------------------------------------------------------------

                                                                                                PERCENT OF
RANK  HOLDINGS                                         INDUSTRY/SECTOR                          NET ASSETS
----  ----------------------------------------------   -------------------------------------    ----------
  1.  Fannie Mae ...................................   Mortgage-Backed Securities                  14.75
  2.  Freddie Mac ..................................   Mortgage-Backed Securities                   9.80
  3.  U.S. Treasuries ..............................   U.S. Government Obligations                  7.98
  4.  Fannie Mae ...................................   U.S. Government Agency Obligations           7.06
  5.  Freddie Mac ..................................   U.S. Government Agency Obligations           4.42
  6.  Federal Home Loan Bank .......................   U.S. Government Agency Obligations           2.63
  7.  Americredit Automobile Receivables Trust .....   Asset-Backed Securities                      1.61
  8.  AOL Time Warner, Inc. ........................   Motion Picture & Video Production            1.29
  9.  Nomura Asset Capital Corp. ...................   Mortgage-Backed Securities                   1.24
 10.  Comm 2000-C1 .................................   Mortgage-Backed Securities                   1.18

------------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. The portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS

--------------------------------------------------------------------------------

                                                                      PERCENT OF
   RANK  INDUSTRY                                                     NET ASSETS
   ----  ----------------------------------------------------------   ----------
     1.  Health Care ..............................................       8.95
     2.  Hotels/Motels/Casinos ....................................       8.45
     3.  Electronic Components ....................................       7.61
     4.  Oil & Gas ................................................       6.72
     5.  Building/Development .....................................       5.67
     6.  Retailers ................................................       4.88
     7.  Publishing ...............................................       4.36
     8.  Radio/Television .........................................       3.55
     9.  Leisure ..................................................       3.37
    10.  Ecological Services/Equipment ............................       3.34

=======================================================================================================

                                TOP TEN HOLDINGS*

-------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
   RANK HOLDINGS                                             INDUSTRY                        NET ASSETS
   ---- ---------------------------------------------------- -----------------------------   ----------
     1. Ameristar Casinos, Inc. ............................ Hotels/Motels/Casinos               1.98
     2. William Carter Co. (The) ........................... Clothing/Textiles                   1.83
     3. Nextel Communications, Inc. ........................ Wireless Telecommunications         1.70
     4. ALARIS Medical, Inc. ............................... Health Care                         1.68
     5. DIRECTV Holdings/Finance ........................... Cable Television                    1.68
     6. Simmons Co. ........................................ Home Furnishings                    1.64
     7. Amkor Technology, Inc. ............................. Electronic Components               1.63
     8. R.H. Donnelley Finance Corp. I ..................... Publishing                          1.59
     9. United Rentals (N.A.), Inc. ........................ Equipment Leasing                   1.58
    10. Dex Media East LLC & Dex Media East Finance, Inc. .. Publishing                          1.54

-------------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. The portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                       INTEREST          MATURITY
 (000'S)                                                                       RATE(S)           DATE(S)             VALUE
-----------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 102.51%

            ASSET-BACKED SECURITIES - 6.47%

  $1,300    Americredit Automobile Receivables Trust, Series 2002-EM,
              Class A3A ..................................................          2.970%      03/06/07         $ 1,329,647
     900    CIT Group Home Equity Loan Trust, Series 2002-1, Class AF4 ...          5.970       03/25/29             951,240
     250    Citibank Credit Card Master Trust, Series A ..................          5.950       10/07/04             255,171
     555    Fannie Mae, Whole Loan, Series 2002-W2, Class AF3 ............          5.127       02/25/30             575,656
     755    Mitsubishi Motors Credit of America, Inc., Automobile Trust,
              Series 2002-2, Class A3 ....................................          3.670       07/17/06             773,261
     675    Triad Auto Receivables Owner Trust, Series 2002-A, Class A4 ..          3.240       08/12/09             692,083
     750    WFS Financial Inc., Owner Trust, Series 2002-3, Class A3 .....          2.760       02/20/07             762,665
                                                                                                                 -----------
            Total Asset-Backed Securities (cost - $5,270,446).............                                         5,339,723
                                                                                                                 -----------

            CORPORATE OBLIGATIONS - 42.34%
            AEROSPACE & DEFENSE - 0.39%
     300    K&F Industries, Inc., Unsecured Senior Subordinated Notes,
              Series B ...................................................          9.625       12/15/10             319,500
                                                                                                                 -----------

            AIR TRANSPORTATION - 0.32%
     250    Southwest Airlines Co., Unsecured Notes ......................          6.500       03/01/12             265,670
                                                                                                                 -----------

            AUTOMOTIVE - 0.30%
     250    TRW Automotive Inc., Senior Notes* ...........................          9.375       02/15/13             251,250
                                                                                                                 -----------

            BANK HOLDING COMPANIES - 4.70%
     775    Bank of America Corp., Unsecured Senior Notes ................          4.875       01/15/13             790,316
     800    Bank One Corp., Notes ........................................          6.000       08/01/08             894,011
     750    National City Corp., Notes ...................................          3.200       04/01/08             746,304
     750    SunTrust Banks, Inc., Unsecured Senior Notes .................          6.250       06/01/08             860,661
     350    Washington Mutual Capital I, Subordinated Capital Income
              Securities, Company Guaranteed .............................          8.375       06/01/27             397,688
     175    Wells Fargo Financial, Inc., Senior Notes ....................          6.750       06/01/05             193,375
                                                                                                                 -----------
                                                                                                                   3,882,355
                                                                                                                 -----------

            BOTTLED & CANNED SOFT DRINKS - 1.01%
     800    Coca-Cola Enterprises, Inc., Unsecured Unsubordinated Notes ..          4.375       09/15/09             831,781
                                                                                                                 -----------

            BUILDING/DEVELOPMENT - 0.37%
     300    iStar Financial Inc., Senior Notes ...........................          7.000       03/15/08             305,613
                                                                                                                 -----------

            BUSINESS SERVICES - 1.04%
     800    Cendant Corp., Unsecured Notes ...............................          6.875       08/15/06             858,326
                                                                                                                 -----------

            CABLE TELEVISION - 1.03%
     500    Comcast Corp., Unsecured Senior Notes, Company Guaranteed ....          5.850       01/15/10             518,854
     300    DIRECTV Holdings/Finance, Senior Notes* ......................          8.375       03/15/13             332,250
                                                                                                                 -----------
                                                                                                                     851,104
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                       INTEREST          MATURITY
 (000'S)                                                                       RATE(S)           DATE(S)             VALUE
-----------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            CEREAL BREAKFAST FOODS - 0.90%
  $  675    General Mills, Inc., Notes ...................................          6.000%       02/15/12        $   741,840
                                                                                                                 -----------

            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.48%
     350    Computer Sciences Corp., Unsecured Notes .....................  7.375 - 7.500   08/08/05 - 06/15/11      396,234
                                                                                                                 -----------

            CONTAINERS - METAL/GLASS - 0.38%
     300    Owens-Brockway Glass Container Inc., Secured Notes* ..........          8.750        11/15/12            310,125
                                                                                                                 -----------

            CRUDE PETROLEUM & NATURAL GAS - 3.14%
     745    Apache Corp., Unsecured Senior Notes .........................          6.250        04/15/12            845,324
     700    BP Amoco plc, Notes ..........................................          5.900        04/15/09            785,033
     700    Conoco Funding, Co., Notes, Company Guaranteed ...............          5.450        10/15/06            762,948
     200    Forest Oil Corp., Unsecured Senior Notes, Company Guaranteed .          7.750        05/01/14            202,000
                                                                                                                 -----------
                                                                                                                   2,595,305
                                                                                                                 -----------

            DEPARTMENT STORES - 1.37%
     300    JC Penney Co., Inc., Notes ...................................          8.000        03/01/10            312,000
     750    Target Corp., Notes ..........................................          5.875        03/01/12            815,993
                                                                                                                 -----------
                                                                                                                   1,127,993
                                                                                                                 -----------

            ECOLOGICAL SERVICES/EQUIPMENT - 0.32%
     250    Allied Waste North America, Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed ...............................          8.500        12/01/08            264,063
                                                                                                                 -----------

            ELECTRIC & ELECTRONIC EQUIPMENT - 0.43%
     350    General Electric Co., Notes ..................................          5.000        02/01/13            358,623
                                                                                                                 -----------

            ELECTRONIC COMPONENTS - 0.34%
     250    Fairchild Semiconductor International, Inc., Unsecured Senior
              Subordinated Notes .........................................         10.500        02/01/09            281,250
                                                                                                                 -----------

            EQUIPMENT LEASING - 0.32%
     250    United Rentals (N.A.), Inc., Unsecured Senior Notes,
              Company Guaranteed* ........................................         10.750        04/15/08            260,000
                                                                                                                 -----------

            FINANCE SERVICES - 0.90%
     661    Unilever Capital Corp., Unsecured Senior Unsubordinated Notes,
              Company Guaranteed .........................................          6.875        11/01/05            739,428
                                                                                                                 -----------

            FIRE, MARINE & CASUALTY INSURANCE - 0.88%
     650    Allstate Corp., Unsecured Senior Notes .......................          7.875        05/01/05            726,575
                                                                                                                 -----------

            FOOD & KINDRED PRODUCTS - 0.73%
     600    Kraft Foods, Inc., Notes .....................................          5.625        11/01/11            603,211
                                                                                                                 -----------

            FOOD SERVICES - 0.33%
     250    YUM! Brands, Inc., Unsecured Senior Notes ....................          7.700        07/01/12            271,250
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                       INTEREST          MATURITY
 (000'S)                                                                       RATE(S)           DATE(S)             VALUE
-----------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            GAS TRANSMISSION & DISTRIBUTION - 0.85%
  $  650    Consolidated Natural Gas Co., Unsecured Senior Unsubordinated
              Notes, Series B ............................................          5.375%       11/01/06        $   703,698
                                                                                                                 -----------

            GENERAL INDUSTRIAL MACHINERY - 0.40%
     350    Tyco International Group S.A., Unsecured Yankee Bonds, Company
              Guaranteed (1) .............................................          6.125        11/01/08            330,750
                                                                                                                 -----------

            GENERAL MERCHANDISE STORES - 1.15%
     800    Wal-Mart Stores, Inc., Unsecured Senior Notes ................          6.875        08/10/09            946,818
                                                                                                                 -----------

            GROCERY STORES - 1.89%
     800    Kroger Co. (The), Unsecured Senior Notes .....................          7.650        04/15/07            906,322
     630    Safeway, Inc., Unsecured Senior Notes ........................          4.800        07/16/07            654,067
                                                                                                                 -----------
                                                                                                                   1,560,389
                                                                                                                 -----------

            HEALTH CARE - 0.31%
     250    Tenet Healthcare Corp., Notes ................................          7.375        02/01/13            252,500
                                                                                                                 -----------

            INDUSTRIAL EQUIPMENT - 0.32%
     250    SPX Corp., Unsecured Senior Notes ............................          7.500        01/01/13            266,875
                                                                                                                 -----------

            INSURANCE - 0.77%
     625    Marsh & McLennan Cos., Inc., Bonds ...........................          4.850        02/15/13            635,634
                                                                                                                 -----------

            LEISURE - 0.26%
     250    Bally Total Fitness Holding Corp., Unsecured Senior
              Subordinated Notes, Series D ...............................          9.875        10/15/07            216,250
                                                                                                                 -----------

            MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS - 1.71%
     600    CIT Group, Inc., Notes .......................................          6.500        02/07/06            639,848
     700    National Rural Utilities Cooperative Finance Corp.,
              Collateral Trust Senior Bonds ..............................          6.000        05/15/06            767,230
                                                                                                                 -----------
                                                                                                                   1,407,078
                                                                                                                 -----------

            MOTION PICTURE & VIDEO PRODUCTION - 2.46%
     200    AOL Time Warner, Inc., Unsecured Bonds, Company Guaranteed ...          7.700        05/01/32            214,972
     800    AOL Time Warner, Inc., Unsecured Notes, Company Guaranteed ...          6.150        05/01/07            849,225
     800    Viacom, Inc., Unsecured Senior Notes, Company Guaranteed .....          7.700        07/30/10            966,072
                                                                                                                 -----------
                                                                                                                   2,030,269
                                                                                                                 -----------

            MOTOR VEHICLES & CAR BODIES - 0.58%
     475    DaimlerChrysler N.A. Holdings, Notes .........................          4.750        01/15/08            482,174
                                                                                                                 -----------

            NATURAL GAS DISTRIBUTION - 0.95%
     700    Keyspan Corp., Unsecured Senior Notes ........................          7.250        11/15/05            786,150
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                       INTEREST          MATURITY
 (000'S)                                                                       RATE(S)           DATE(S)             VALUE
-----------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            NON-FERROUS METALS - 0.31%
  $  250    Peabody Energy Corp., Senior Notes* ..........................          6.875%       03/15/13        $   254,375
                                                                                                                 -----------

            OIL & GAS - 0.68%
     300    Denbury Resources Inc., Senior Subordinated Notes* ...........          7.500        04/01/13            301,500
     250    Swift Energy Co., Unsecured Senior Subordinated Notes ........         10.250        08/01/09            262,500
                                                                                                                 -----------
                                                                                                                     564,000
                                                                                                                 -----------

            PAPER COATED & LAMINATED PACKAGING - 0.87%
     650    International Paper Co., Notes ...............................          7.000         08/15/06           716,395
                                                                                                                 -----------


            PERSONAL CREDIT INSTITUTIONS - 2.37%
     400    Ford Motor Credit Co., Notes .................................          7.875         06/15/10           382,967
     650    General Electric Capital Corp., Medium Term Notes, Series A ..          6.500         12/10/07           738,018
     750    Household Financial Corp., Unsecured Senior Notes ............          6.500         11/15/08           835,054
                                                                                                                 -----------
                                                                                                                   1,956,039
                                                                                                                 -----------

            PETROLEUM REFINING - 0.86%
     700    ChevronTexaco Capital Co., Notes .............................          3.375         02/15/08           709,885
                                                                                                                 -----------

            PHARMACEUTICAL PREPARATIONS - 1.25%
     200    Bristol-Myers Squibb Co., Notes ..............................          4.750         10/01/06           212,015
     800    Wyeth, Notes .................................................          5.250         03/15/13           819,525
                                                                                                                 -----------
                                                                                                                   1,031,540
                                                                                                                 -----------

            PUBLISHING - 0.76%
     300    Dex Media East LLC & Dex Media East Finance, Inc.,
              Senior Notes* ..............................................          9.875         11/15/09           339,750
     250    R.H. Donnelly Finance Corp. I, Senior Subordinated Notes* ....         10.875         12/15/12           286,875
                                                                                                                 -----------
                                                                                                                     626,625
                                                                                                                 -----------

            PULP MILLS - 0.77%
     600    Weyerhaeuser Co., Unsecured Notes ............................          5.500        03/15/05            631,873
                                                                                                                 -----------

            SECURITY BROKERS & DEALERS - 0.72%
     550    Goldman Sachs Group, Inc., Unsecured Senior Notes ............  5.700 - 6.600   01/15/12 - 09/01/12      593,427
                                                                                                                 -----------

            TELEPHONE COMMUNICATIONS - 1.67%
     515    AT&T Wireless Services, Inc., Unsecured Senior Notes .........          7.875        03/01/11            577,036
     600    GTE Northwest, Inc., Unsecured Debentures, Series D ..........          5.550        10/15/08            647,793
     150    Southern New England Telephone Co., Medium Term Notes,
              Series C ...................................................          6.125        12/15/03            155,093
                                                                                                                 -----------
                                                                                                                   1,379,922
                                                                                                                 -----------

            UTILITIES HOLDING COMPANY - 0.75%
     600    NiSource Finance Corp., Unsecured Senior Notes,
              Company Guaranteed .........................................          7.500        11/15/03            619,868
                                                                                                                 -----------
            Total Corporate Obligations (cost - 33,825,250) ..............                                        34,944,030
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                       INTEREST          MATURITY
 (000'S)                                                                       RATE(S)           DATE(S)             VALUE
-----------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            MORTGAGE-BACKED SECURITIES - 31.61%
            PASS-THROUGH - 20.06%
  $  872    Comm 2000-C1, Commercial Mortgage Pass-Through
              Certificates, Class A1 .....................................          7.206%       08/15/33        $   969,904
   7,965    Fannie Mae, Pass-through Pools ...............................          6.000   04/01/16 - 08/01/17    8,339,228
     475    Fannie Mae, TBA ..............................................          5.000        04/01/18            487,914
   6,000    Freddie Mac, TBA .............................................          6.000        04/01/33          6,215,627
     541    Lehman Brothers Commercial Conduit Mortgage Trust,
            Commercial Mortgage Pass-Through Certificates,
              Series 1998-C1, Class A1 ...................................          6.330        02/18/30            544,250
                                                                                                                 -----------
                                                                                                                  16,556,923
                                                                                                                 -----------

            STRUCTURED - 11.55%
     675    Fannie Mae, Series 2001-68, Class PM .........................          5.000        12/25/24            688,239
   1,000    Fannie Mae, Series 2002-93, Class TB .........................          4.500        02/25/18          1,035,610
     689    Fannie Mae, Series 2003-13, Class PG .........................          5.000        11/25/32            711,955
     875    Fannie Mae, Series 2003-16, Class PA .........................          4.500        11/25/09            909,719
   1,000    Freddie Mac, Series 2545, Class HT ...........................          4.500        04/15/18          1,033,438
     818    Freddie Mac, Series 2580, Class QJ ...........................          4.000        03/15/18            839,450
     875    Government National Mortgage Association, Series 2003-19,
              Class CA ...................................................          4.500        01/16/24            902,363
     675    JP Morgan Commercial Mortgage Finance Corp.,
              Series 1998-C6, Class A2 ...................................          6.533        01/15/30            736,193

     475    Lehman Large Loan, Series 1997-LL1, Class A3 .................          6.900        03/12/07            533,890
     900    Nomura Asset Capital Corp., Series 1998-D6, Class A1B ........          6.590        03/15/30          1,022,449
     607    PNC Mortgage Acceptance Corp., Series 2000-C1, Class A1 ......          7.520        07/15/08            685,060
     426    Washington Mutual, Collateralized Mortgage Obligation,
              Series 2002-S7, Class 4A7 ..................................          6.000        11/25/32            429,760
                                                                                                                 -----------
                                                                                                                   9,528,126
                                                                                                                 -----------
            Total Mortgage-Backed Securities (cost - $25,915,643) ........                                        26,085,049
                                                                                                                 -----------

            U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.11%
            FANNIE MAE - 7.06%
   5,320    Unsecured Notes ..............................................  5.250 - 5.625   05/14/04 - 11/15/11    5,823,671
                                                                                                                 -----------

            FEDERAL HOME LOAN BANK - 2.63%
   2,125    Unsecured Bonds, Series 7Y07 .................................          3.500        11/15/07          2,173,752
                                                                                                                 -----------

            FREDDIE MAC - 4.42%
   3,550    Unsecured Reference Notes (2) ................................  3.875 - 5.000   01/15/04 - 09/13/07    3,647,070
                                                                                                                 -----------
            Total U.S. Government Agency Obligations (cost - $11,500,135)                                         11,644,493
                                                                                                                 -----------

            U.S. GOVERNMENT OBLIGATIONS - 7.98%
            U.S. TREASURIES - 7.98%
   6,070    Notes (cost - $6,507,199) ....................................   3.250 - 5.75   011/15/05 - 02/15/11   6,586,130
                                                                                                                 -----------
            Total Long-Term Debt Investments
              (cost - $83,018,673) .......................................                                        84,599,425
                                                                                                                 -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                       INTEREST          MATURITY
 (000'S)                                                                       RATE(S)           DATE(S)             VALUE
-----------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 7.51%

            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 7.51%
  $6,198    Fannie Mae, Discount Notes (2) (cost - $6,197,573) ...........          1.091%       04/14/03        $ 6,197,573
                                                                                                                 -----------
            Total Investments -- 110.02% (cost - $89,216,246) ............                                        90,796,998
            Liabilities in excess of other assets -- (10.02)% ............                                        (8,269,557)
                                                                                                                 -----------
            Net Assets -- 100.00% ........................................                                       $82,527,441
                                                                                                                 ===========

---------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
(1)  Domiciled in Luxembourg.
(2) All or a portion of which was segregated as collateral for TBA securities. TBA To Be Announced.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                     INTEREST      MATURITY
 (000'S)                                                                                       RATE          DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 93.85%

            UNITED STATES - 91.89%
            AEROSPACE & DEFENSE - 2.01%
   $1,000   K&F Industries, Inc., Unsecured Senior Subordinated Notes, Series B ......         9.625%      12/15/10   $ 1,065,000
    2,750   TransDigm Inc., Unsecured Senior Subordinated Notes, Company Guaranteed ..        10.375       12/01/08     2,908,125
                                                                                                                      -----------
                                                                                                                        3,973,125
                                                                                                                      -----------

            AUTOMOTIVE - 2.67%
    1,500   Collins & Aikman Products Co., Unsecured Senior Notes, Company Guaranteed         10.750       12/31/11     1,456,200
    1,800   Stoneridge, Inc., Unsecured Senior Notes, Company Guaranteed .............        11.500       05/01/12     1,836,000
    2,000   TRW Automotive Inc., Senior Notes* .......................................         9.375       02/15/13     2,010,000
                                                                                                                      -----------
                                                                                                                        5,302,200
                                                                                                                      -----------

            BUILDING/DEVELOPMENT - 5.67%
    2,250   Corrections Corp. of America, Unsecured Senior Notes, Company Guaranteed .         9.875       05/01/09     2,435,625
    1,000   iStar Financial Inc., Senior Notes .......................................         7.000       03/15/08     1,018,710
    2,000   KB HOME, Senior Subordinated Notes .......................................         7.750       02/01/10     2,050,000
    1,250   Meritage Corp., Unsecured Senior Notes, Company Guaranteed ...............         9.750       06/01/11     1,325,000
    2,250   Schuler Homes, Inc., Unsecured Senior Notes, Company Guaranteed ..........         9.000       04/15/08     2,356,875
    2,000   WCI Communities, Inc., Unsecured Senior Subordinated Notes, Company
               Guaranteed ............................................................        10.625       02/15/11     2,050,000
                                                                                                                      -----------
                                                                                                                       11,236,210
                                                                                                                      -----------

            BUSINESS EQUIPMENT/SERVICES - 1.98%
    2,000   Buhrmann US, Inc., Unsecured Senior Subordinated Notes, Company Guaranteed        12.250       11/01/09     1,850,000
    2,000   Moore North American Finance, Senior Notes* ..............................         7.875       01/15/11     2,080,000
                                                                                                                      -----------
                                                                                                                        3,930,000
                                                                                                                      -----------

            CABLE TELEVISION - 3.21%
    3,000   DIRECTV Holdings/Finance, Senior Notes* ..................................         8.375       03/15/13     3,322,500
    2,750   EchoStar DBS Corp., Senior Notes .........................................        10.375       10/01/07     3,038,750
                                                                                                                      -----------
                                                                                                                        6,361,250
                                                                                                                      -----------

            CHEMICALS/PLASTICS - 2.02%
    1,500   Berry Plastics Corp., Unsecured Senior Subordinated Notes, Company
               Guaranteed ............................................................        10.750       07/15/12     1,590,000
    2,250   Huntsman International LLC, Unsecured Senior Notes, Company Guaranteed ...         9.875       03/01/09     2,407,500
                                                                                                                      -----------
                                                                                                                        3,997,500
                                                                                                                      -----------

            CLOTHING/TEXTILES - 1.83%
    3,250   William Carter Co. (The), Unsecured Senior Subordinated Notes, Series B,
               Company Guaranteed ....................................................        10.875       08/15/11     3,631,875
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                     INTEREST      MATURITY
 (000'S)                                                                                       RATE          DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            CONTAINERS - METAL/GLASS - 2.77%
   $2,750   BWAY Corp., Senior Subordinated Notes* ....................................       10.000%      10/15/10   $ 2,901,250
    2,500   Owens-Brockway Glass Container Inc., Secured Notes* .......................        8.750       11/15/12     2,584,375
                                                                                                                      -----------
                                                                                                                        5,485,625
                                                                                                                      -----------

            ECOLOGICAL SERVICES/EQUIPMENT - 3.34%
    2,750   Allied Waste North America, Inc., Senior Subordinated Notes, Series B,
               Company Guaranteed .....................................................        8.500       12/01/08     2,904,688
    1,250   Casella Waste Systems, Inc., Senior Subordinated Notes* ...................        9.750       02/01/13     1,337,500
    2,050   Stericycle, Inc., Unsecured Senior Subordinated Notes, Series B, Company
               Guaranteed .............................................................       12.375       11/15/09     2,388,250
                                                                                                                      -----------
                                                                                                                        6,630,438
                                                                                                                      -----------

            ELECTRONIC COMPONENTS - 7.61%
    2,500   Amkor Technology, Inc., Unsecured Senior Notes ............................        9.250       05/01/06     2,462,500
      800   Amkor Technology, Inc., Unsecured Senior Subordinated Notes ...............       10.500       05/01/09       764,000
    2,600   Fairchild Semiconductor International, Inc., Unsecured Senior Subordinated
               Notes ..................................................................       10.500       02/01/09     2,925,000
    2,400   ON Semiconductor Corp., Secured Senior Notes* .............................       12.000       03/15/10     2,544,000
    2,750   Sanmina - SCI Corp., Secured Senior Notes* ................................       10.375       01/15/10     2,983,750
    2,250   Seagate Technology HDD Holdings, Unsecured Notes, Company Guaranteed ......        8.000       05/15/09     2,368,125
    1,000   Solectron Corp., Unsecured Senior Notes ...................................        9.625       02/15/09     1,050,000
                                                                                                                      -----------
                                                                                                                       15,097,375
                                                                                                                      -----------

            EQUIPMENT LEASING - 1.58%
    1,750   United Rentals (N.A.), Inc., Unsecured Senior Notes, Company Guaranteed* ..       10.750       04/15/08     1,820,000
    1,500   United Rentals (N.A.), Inc., Unsecured Senior Subordinated Notes, Series B,
               Company Guaranteed .....................................................        9.250       01/15/09     1,312,500
                                                                                                                      -----------
                                                                                                                        3,132,500
                                                                                                                      -----------

            FOOD PRODUCTS - 1.63%
    2,250   American Seafoods Group LLC and American Seafoods, Inc., Unsecured Senior
               Subordinated Notes, Company Guaranteed .................................       10.125       04/15/10     2,390,625
      800   Dole Food Co., Inc., Senior Notes* ........................................        8.875       03/15/11       836,000
                                                                                                                      -----------
                                                                                                                        3,226,625
                                                                                                                      -----------

            FOOD SERVICES - 3.21%
    2,589   Carrols Corp., Unsecured Senior Subordinated Notes, Company Guaranteed ....        9.500       12/01/08     2,466,023
    2,250   Friendly Ice Cream Corp., Unsecured Senior Notes, Company Guaranteed ......       10.500       12/01/07     2,272,500
    1,500   YUM! Brands, Inc., Unsecured Senior Notes .................................        7.700       07/01/12     1,627,500
                                                                                                                      -----------
                                                                                                                        6,366,023
                                                                                                                      -----------

            FOREST PRODUCTS - 0.80%
    1,500   Georgia-Pacific Corp., Unsecured Senior Notes* ............................        9.375       02/01/13     1,590,000
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                     INTEREST      MATURITY
 (000'S)                                                                                       RATE          DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            HEALTH CARE - 8.95%
   $3,250   ALARIS Medical, Inc., Senior Discount Notes (1) .........................         11.175%      08/01/08   $ 3,331,250
    2,750   Alliance Imaging, Inc., Unsecured Senior Subordinated Notes .............         10.375       04/15/11     2,640,000
    2,000   AmeriPath, Inc., Senior Subordinated Notes* .............................         10.500       04/01/13     2,070,000
    2,250   MedQuest, Inc., Unsecured Senior Subordinated Notes, Series B, Company
               Guaranteed ...........................................................         11.875       08/15/12     2,092,500
    2,500   NDCHealth Corp., Unsecured Senior Subordinated Notes, Company Guaranteed*         10.500       12/01/12     2,631,250
    2,250   PacifiCare Health Systems, Inc., Unsecured Senior Notes, Company
               Guaranteed ...........................................................         10.750       06/01/09     2,452,500
    2,500   Tenet Healthcare Corp., Notes ...........................................          7.375       02/01/13     2,525,000
                                                                                                                      -----------
                                                                                                                       17,742,500
                                                                                                                      -----------

            HOME FURNISHINGS - 1.64%
    3,000   Simmons Co., Unsecured Senior Subordinated Notes, Series B ..............         10.250       03/15/09     3,247,500
                                                                                                                      -----------

            HOTELS/MOTELS/CASINOS - 8.45%
    3,600   Ameristar Casinos, Inc., Unsecured Senior Subordinated Notes, Company
               Guaranteed ...........................................................         10.750       02/15/09     3,924,000
    2,000   Boyd Gaming Corp., Unsecured Senior Notes, Company Guaranteed ...........          9.250       08/01/09     2,200,000
    2,550   Felcor Lodging L.P., Unsecured Senior Notes, Company Guaranteed .........          9.500       09/15/08     2,346,000
    2,750   HMH Properties, Inc., Secured Senior Notes, Series B, Company Guaranteed           7.875       08/01/08     2,598,750
    2,000   Mandalay Resort Group, Unsecured Senior Subordinated Notes ..............          9.375       02/15/10     2,105,000
    2,000   Starwood Hotels & Resorts Worldwide, Inc., Notes* .......................          8.375       05/01/12     2,002,500
    1,500   Turning Stone Casino Resort Enterprise, Senior Notes* ...................          9.125       12/15/10     1,575,000
                                                                                                                      -----------
                                                                                                                       16,751,250
                                                                                                                      -----------

            INDUSTRIAL EQUIPMENT - 1.21%
    2,250   SPX Corp., Unsecured Senior Notes .......................................          7.500       01/01/13     2,401,875
                                                                                                                      -----------

            LEISURE - 3.37%
    3,250   Bally Total Fitness Holding Corp., Unsecured Senior Subordinated Notes,
               Series D .............................................................          9.875       10/15/07     2,811,250
    1,850   Intrawest Corp., Unsecured Senior Notes, Company Guaranteed .............         10.500       02/01/10     1,993,375
    1,750   Remington Arms Co., Inc., Unsecured Senior Notes, Company Guaranteed* ...         10.500       02/01/11     1,881,250
                                                                                                                      -----------
                                                                                                                        6,685,875
                                                                                                                      -----------

            NON-FERROUS METALS - 1.94%
    1,900   Compass Minerals Group, Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed ...................................................         10.000       08/15/11     2,109,000
    1,700   Peabody Energy Corp., Senior Notes* .....................................          6.875       03/15/13     1,729,750
                                                                                                                      -----------
                                                                                                                        3,838,750
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                     INTEREST      MATURITY
 (000'S)                                                                                       RATE          DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            OIL & GAS - 6.72%
   $2,825   Comstock Resources, Inc., Unsecured Senior Notes, Company Guaranteed ....         11.250%      05/01/07   $ 3,036,875
    2,800   Denbury Resources Inc., Senior Subordinated Notes* ......................          7.500       04/01/13     2,814,000
    1,500   EL Paso Energy Partners, L.P., Senior Subordinated Notes* ...............         10.625       12/01/12     1,665,000
    2,750   SESI, L.L.C., Unsecured Senior Notes, Company Guaranteed ................          8.875       05/15/11     2,928,750
    2,750   Swift Energy Co., Unsecured Senior Subordinated Notes ...................         10.250       08/01/09     2,887,500
                                                                                                                      -----------
                                                                                                                       13,332,125
                                                                                                                      -----------

            PUBLISHING - 4.36%
    2,250   American Media, Inc., Senior Subordinated Notes* ........................          8.875       01/15/11     2,441,250
    2,700   Dex Media East LLC & Dex Media East Finance, Inc., Senior Notes* ........          9.875       11/15/09     3,057,750
    2,750   R.H. Donnelley Finance Corp. I, Senior Subordinated Notes* ..............         10.875       12/15/12     3,155,625
                                                                                                                      -----------
                                                                                                                        8,654,625
                                                                                                                      -----------

            RADIO/TELEVISION - 3.55%
    2,300   Entravision Communications Corp., Unsecured Senior Subordinated Notes,
               Company Guaranteed ...................................................          8.125       03/15/09     2,374,750
    2,250   LBI Media, Inc., Unsecured Senior Subordinated Notes, Company Guaranteed*         10.125       07/15/12     2,393,438
    2,250   Salem Communications Corp., Unsecured Senior Subordinated Notes, Company
               Guaranteed ...........................................................          7.750       12/15/10     2,272,500
                                                                                                                      -----------
                                                                                                                        7,040,688
                                                                                                                      -----------

            RETAILERS - 4.88%
    2,500   CSK Auto Inc., Unsecured Senior Notes, Company Guaranteed ...............         12.000       06/15/06     2,725,000
    2,750   Mothers Work, Inc., Unsecured Senior Notes, Company Guaranteed ..........         11.250       08/01/10     3,004,375
    1,600   Rite Aid Corp., Secured Notes* ..........................................          9.500       02/15/11     1,664,000
    2,300   Toys "R" Us, Inc., Unsecured Notes ......................................          7.625       08/01/11     2,274,615
                                                                                                                      -----------
                                                                                                                        9,667,990
                                                                                                                      -----------

            STEEL - 1.60%
    1,200   AK Steel Corp., Unsecured Senior Notes, Company Guaranteed ..............          7.750       06/15/12     1,104,000
    2,000   Jorgensen, Earle M. Co., Secured Notes ..................................          9.750       06/01/12     2,070,000
                                                                                                                      -----------
                                                                                                                        3,174,000
                                                                                                                      -----------

            SURFACE TRANSPORTATION - 2.15%
    2,265   Accuride Corp., Unsecured Senior Subordinated Notes, Series B ...........          9.250       02/01/08     1,704,413
    2,500   General Maritime Corp., Senior Notes* ...................................         10.000       03/15/13     2,562,500
                                                                                                                      -----------
                                                                                                                        4,266,913
                                                                                                                      -----------

            UTILITIES - 1.04%
    2,400   AES Corp. (The), Unsecured Senior Notes .................................          9.500       06/01/09     2,070,000
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                     INTEREST      MATURITY
 (000'S)                                                                                       RATE          DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            WIRELESS TELECOMMUNICATIONS - 1.70%
$3,200      Nextel Communications, Inc., Unsecured Senior Serial Redeemable Notes ..          9.375%       11/15/09   $  3,376,000
                                                                                                                      ------------
            Total United States (cost - $174,873,096)** ............................                                   182,210,837
                                                                                                                      ------------


            CANADA - 1.23%
            CHEMICALS/PLASTICS - 1.23%
 2,250      Acetex Corp., Unsecured Senior Notes (cost - $2,248,814) ...............         10.875        08/01/09      2,446,875
                                                                                                                      ------------


            LUXEMBOURG - 0.73%
            CONGLOMERATES - 0.73%
 1,500      Tyco International Group S.A., Unsecured Senior Yankee Notes,
               Company Guaranteed (cost - $1,321,680) ..............................          6.750        02/15/11      1,440,000
                                                                                                                      ------------
            Total Long-Term Debt Investments
               (cost - $178,443,590) ...............................................                                   186,097,712
                                                                                                                      ------------

 SHARES
 ------
            EQUITY INVESTMENT -- 0.00%

            PREFERRED STOCK - UNITED STATES - 0.00%
            CLOTHING/TEXTILES - 0.00%
    48      Cluett American Corp., Senior Exchangeable Preferred Stock, Series B (2)
               (cost - $451) .......................................................         12.500           --               972
                                                                                                                      ------------


            SHORT-TERM INVESTMENT -- 3.35%

            INVESTMENT COMPANY - 3.35%
6,635,645   Federated Government Obligations Fund*** (cost - $6,635,645) ...........          1.160           --         6,635,645
                                                                                                                      ------------

            Total Investments -- 97.20% (cost - $185,079,686) ......................                                   192,734,329
            Other assets in excess of liabilities -- 2.80% .........................                                     5,564,572
                                                                                                                      ------------
            Net Assets -- 100.00% ..................................................                                  $198,298,901
                                                                                                                      ============


----------

* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

** Included in the cost is $8,750 relating to investments in 13 warrants of Imperial Credit Industry Corp. (expiring 01/31/08) and 250 warrants of Mpower Holding Corp. (expiring 10/01/04); with no market value, respectively.

*** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.

(1) Step-up bond; coupon rate is zero until step-up date. Step-up rate is provided.

(2) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES
                                 MARCH 31, 2003

                                                                                                                       HIGH YIELD
                                                                                                           INCOME     TOTAL RETURN
                                                                                                          PORTFOLIO    PORTFOLIO
                                                                                                         -----------  ------------
ASSETS
   Investments, at value (cost - $89,216,246 and $185,079,686, respectively) ..........................  $90,796,998  $192,734,329
   Interest and dividends receivable ..................................................................      852,153     4,284,077
   Receivable for Portfolio shares sold ...............................................................      128,201     1,333,517
   Receivable for investments sold ....................................................................      378,722       824,300
   Receivable from investment adviser .................................................................        8,438            --
   Prepaid expenses ...................................................................................       35,224        39,617
                                                                                                         -----------  ------------
        Total assets ..................................................................................   92,199,736   199,215,840
                                                                                                         -----------  ------------
LIABILITIES
   Payable for investments purchased ..................................................................    7,248,825            --
   Loan payable .......................................................................................    2,025,600            --
   Dividends payable ..................................................................................       87,088       450,206
   Distribution and service fees payable (Class A, B and C shares) ....................................       89,249       309,728
   Payable for Portfolio shares repurchased ...........................................................      168,598        19,796
   Advisory fee payable ...............................................................................           --        35,636
   Administration fee payable .........................................................................       10,445        24,721
   Custodian fee payable ..............................................................................        1,452         2,274
   Accrued expenses ...................................................................................       41,038        74,578
                                                                                                         -----------  ------------
        Total liabilities .............................................................................    9,672,295       916,939
                                                                                                         -----------  ------------
NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized) ...............        6,605        24,468
   Paid-in capital ....................................................................................   80,350,726   241,928,665
   Undistributed net investment income/(loss) .........................................................      (26,251        34,123
   Accumulated net realized gain/(loss) from investments ..............................................      615,609   (51,342,998)
   Net unrealized appreciation on investments .........................................................    1,580,752     7,654,643
                                                                                                         -----------  ------------
        Net assets ....................................................................................  $82,527,441  $198,298,901
                                                                                                         ===========  ============
CLASS A
   Net assets .........................................................................................  $23,593,709  $ 84,889,266
                                                                                                         -----------  ------------
   Shares of beneficial interest outstanding ..........................................................    1,887,948    10,475,851
                                                                                                         -----------  ------------
   Net asset value per share ..........................................................................       $12.50         $8.10
                                                                                                              ======         =====
   Maximum offering price per share (net asset value plus sales charge of 4.50%* of the offering price)       $13.09         $8.48
                                                                                                              ======         =====
CLASS B
   Net assets .........................................................................................  $19,184,594  $ 43,853,256
                                                                                                         -----------  ------------
   Shares of beneficial interest outstanding ..........................................................    1,535,319     5,408,333
                                                                                                         -----------  ------------
   Net asset value and offering price per share** .....................................................       $12.50         $8.11
                                                                                                              ======         =====
CLASS C
   Net assets .........................................................................................  $11,442,588  $ 46,263,385
                                                                                                         -----------  ------------
   Shares of beneficial interest outstanding ..........................................................      915,407     5,710,391
                                                                                                         -----------  ------------
   Net asset value and offering price per share** .....................................................       $12.50         $8.10
                                                                                                              ======         =====
CLASS Y
   Net assets .........................................................................................  $28,306,550  $ 23,292,994
                                                                                                         -----------  ------------
   Shares of beneficial interest outstanding ..........................................................    2,265,958     2,873,493
                                                                                                         -----------  ------------
   Net asset value, offering and redemption price per share ...........................................       $12.49         $8.11
                                                                                                              ======         =====

----------

*   On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENTS OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 2003

                                                                                       HIGH YIELD
                                                                           INCOME     TOTAL RETURN
                                                                          PORTFOLIO     PORTFOLIO
                                                                         ----------    -----------
INVESTMENT INCOME
   Interest ..........................................................   $2,650,243    $15,212,521
   Dividends .........................................................        9,194         38,742
                                                                         ----------    -----------
                                                                          2,659,437     15,251,263
                                                                         ----------    -----------
EXPENSES
   Advisory fees .....................................................      272,794        994,928
   Distribution and service fees - Class A ...........................       56,835        258,257
   Distribution and service fees - Class B ...........................      141,527        356,052
   Distribution and service fees - Class C ...........................       91,841        356,510
   Transfer agent fees and expenses ..................................      153,746        189,266
   Administration fees ...............................................       90,932        249,273
   Legal and auditing fees ...........................................       58,502         69,499
   Accounting fees ...................................................       30,001         68,114
   Federal and state registration fees ...............................       44,794         48,048
   Reports and notices to shareholders ...............................       14,100         37,697
   Custodian fees and expenses .......................................       16,688         24,525
   Trustees' fees and expenses .......................................       11,985         12,201
   Insurance expenses ................................................        6,851          6,846
   Amortization of organization expenses .............................           --          9,300
   Other .............................................................        3,313          6,477
                                                                         ----------    -----------
        Total expenses before waivers and related reimbursements .....      993,909      2,686,993
        Less: waivers and related reimbursements .....................     (430,892)      (638,911)
                                                                         ----------    -----------
        Total expenses after waivers and related reimbursements ......      563,017      2,048,082
                                                                         ----------    -----------
   Net investment income .............................................    2,096,420     13,203,181
                                                                         ----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from investments .........................    1,239,185     (9,773,653)
   Net change in unrealized appreciation/(depreciation) on investments    2,049,098      5,790,271
                                                                         ----------    -----------
   Net realized and unrealized gain/(loss) on investments ............    3,288,283     (3,983,382)
                                                                         ----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $5,384,703    $ 9,219,799
                                                                         ==========    ===========

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  INCOME
                                                                                                 PORTFOLIO
                                                                                        ---------------------------
                                                                                                  FOR THE
                                                                                                FISCAL YEARS
                                                                                               ENDED MARCH 31,
                                                                                        ---------------------------
                                                                                            2003            2002
                                                                                       ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income ............................................................   $  2,096,420    $  1,458,432
  Net realized gain/(loss) from investments ........................................      1,239,185         243,858
  Net change in unrealized appreciation/(depreciation) on investments ..............      2,049,098        (826,015)
                                                                                       ------------    ------------
  Net increase in net assets resulting from operations .............................      5,384,703         876,275
                                                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares .................................................................       (621,839)       (461,744)
    Class B shares .................................................................       (447,104)       (282,636)
    Class C shares .................................................................       (293,523)       (201,480)
    Class Y shares .................................................................       (881,676)       (541,015)
                                                                                       ------------    ------------
                                                                                         (2,244,142)     (1,486,875)
                                                                                       ------------    ------------
  Net realized capital gains
    Class A shares .................................................................        (44,489)             --
    Class B shares .................................................................        (38,437)             --
    Class C shares .................................................................        (25,707)             --
    Class Y shares .................................................................        (61,911)             --
                                                                                       ------------    ------------
                                                                                           (170,544)             --
                                                                                       ------------    ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares .............................................     67,589,024      27,437,838
  Cost of shares repurchased .......................................................    (25,383,270)    (17,244,182)
  Shares issued in reinvestment of dividends .......................................      1,871,830       1,059,856
                                                                                       ------------    ------------
  Net increase in net assets derived from shares of beneficial interest transactions     44,077,584      11,253,512
                                                                                       ------------    ------------
  Total increase in net assets .....................................................     47,047,601      10,642,912
NET ASSETS
  Beginning of year ................................................................     35,479,840      24,836,928
                                                                                       ------------    ------------
  End of year ......................................................................   $ 82,527,441    $ 35,479,840
                                                                                       ============    ============


                                                                                             HIGH YIELD TOTAL
                                                                                             RETURN PORTFOLIO
                                                                                       -----------------------------
                                                                                                 FOR THE
                                                                                               FISCAL YEARS
                                                                                              ENDED MARCH 31,
                                                                                       -----------------------------
                                                                                         2003              2002
                                                                                      ------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income ............................................................  $ 13,203,181     $ 10,597,794
  Net realized gain/(loss) from investments ........................................    (9,773,653)      (6,894,426)
  Net change in unrealized appreciation/(depreciation) on investments ..............     5,790,271        1,060,215
                                                                                      ------------     ------------
  Net increase in net assets resulting from operations .............................     9,219,799        4,763,583
                                                                                      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares .................................................................    (6,054,300)      (5,984,172)
    Class B shares .................................................................    (2,692,060)      (2,283,599)
    Class C shares .................................................................    (2,685,695)      (1,887,284)
    Class Y shares .................................................................    (1,775,411)        (466,355)
                                                                                      ------------     ------------
                                                                                       (13,207,466)     (10,621,410)
                                                                                      ------------     ------------
  Net realized capital gains
    Class A shares .................................................................            --               --
    Class B shares .................................................................            --               --
    Class C shares .................................................................            --               --
    Class Y shares .................................................................            --               --
                                                                                      ------------     ------------
                                                                                                --               --
                                                                                      ------------     ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares .............................................   102,263,758       70,670,903
  Cost of shares repurchased .......................................................   (59,204,597)     (37,702,374)
  Shares issued in reinvestment of dividends .......................................     8,107,135        6,224,396
                                                                                      ------------     ------------
  Net increase in net assets derived from shares of beneficial interest transactions    51,166,296       39,192,925
                                                                                      ------------     ------------
  Total increase in net assets .....................................................    47,178,629       33,335,098
NET ASSETS
  Beginning of year ................................................................   151,120,272      117,785,174
                                                                                      ------------     ------------
  End of year ......................................................................  $198,298,901*    $151,120,272*
                                                                                      ============     ============

-------------
* Includes undistributed net investment income of $34,123 and $35,079, respectively.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                           NET                            NET
                                                          ASSET                      REALIZED AND         DIVIDENDS    DISTRIBUTIONS
                                                         VALUE,           NET         UNREALIZED          FROM NET       FROM NET
                                                        BEGINNING     INVESTMENT    GAIN/(LOSS) ON       INVESTMENT      REALIZED
                                                         OF YEAR      INCOME*(1)    INVESTMENTS*(2)        INCOME     CAPITAL GAINS
                                                       -----------  -------------  -----------------    -----------  ---------------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ............ $ 11.84        $  0.44         $  0.73            $ (0.48)      $ (0.03)
  For the fiscal year ended March 31, 2002 ............   11.99           0.60           (0.15)             (0.60)           --
  For the fiscal year ended March 31, 2001 ............   11.53           0.73            0.46              (0.73)           --
  For the fiscal year ended March 31, 2000 ............   12.15           0.70           (0.62)             (0.70)           --
  For the fiscal year ended March 31, 1999 ............   12.37           0.74           (0.03)             (0.74)        (0.19)
CLASS B
  For the fiscal year ended March 31, 2003 ............   11.84           0.36            0.73              (0.40)        (0.03)
  For the fiscal year ended March 31, 2002 ............   11.99           0.52           (0.15)             (0.52)           --
  For the fiscal year ended March 31, 2001 ............   11.53           0.65            0.46              (0.65)           --
  For the fiscal year ended March 31, 2000 ............   12.15           0.63           (0.62)             (0.63)           --
  For the fiscal year ended March 31, 1999 ............   12.37           0.65           (0.03)             (0.65)        (0.19)
CLASS C
  For the fiscal year ended March 31, 2003 ............   11.84           0.36            0.73              (0.40)        (0.03)
  For the fiscal year ended March 31, 2002 ............   11.99           0.52           (0.15)             (0.52)           --
  For the fiscal year ended March 31, 2001 ............   11.53           0.65            0.46              (0.65)           --
  For the fiscal year ended March 31, 2000 ............   12.15           0.63           (0.62)             (0.63)           --
  For the fiscal year ended March 31, 1999 ............   12.37           0.65           (0.03)             (0.65)        (0.19)
CLASS Y
  For the fiscal year ended March 31, 2003 ............   11.84           0.48            0.72              (0.52)        (0.03)
  For the fiscal year ended March 31, 2002 ............   11.99           0.64           (0.15)             (0.64)           --
  For the fiscal year ended March 31, 2001 ............   11.53           0.77            0.46              (0.77)           --
  For the fiscal year ended March 31, 2000 ............   12.15           0.74           (0.62)             (0.74)           --
  For the fiscal year ended March 31, 1999 ............   12.37           0.78           (0.03)             (0.78)        (0.19)

----------
* Calculated based on average settled shares outstanding during the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.




The accompanying notes are an integral part of the financial statements.

                                                              NET
                                                             ASSET
                                                             VALUE,          TOTAL         NET ASSETS,          RATIO OF
                                                             END OF       INVESTMENT       END OF YEAR         EXPENSES TO
                                                              YEAR         RETURN(3)     (000's omitted)  AVERAGE NET ASSETS(1)
                                                           ---------     ------------   ----------------- ---------------------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ............    $ 12.50          10.05%         $23,594                0.80%
  For the fiscal year ended March 31, 2002 ............      11.84           3.86            9,757                0.80
  For the fiscal year ended March 31, 2001 ............      11.99          10.68            8,316                0.80
  For the fiscal year ended March 31, 2000 ............      11.53           0.77            5,071                0.80
  For the fiscal year ended March 31, 1999 ............      12.15           5.77            4,775                0.80
CLASS B
  For the fiscal year ended March 31, 2003 ............      12.50           9.34           19,185                1.45
  For the fiscal year ended March 31, 2002 ............      11.84           3.19            6,773                1.45
  For the fiscal year ended March 31, 2001 ............      11.99           9.96            4,861                1.45
  For the fiscal year ended March 31, 2000 ............      11.53           0.12            2,027                1.45
  For the fiscal year ended March 31, 1999 ............      12.15           5.09            1,121                1.45
CLASS C
  For the fiscal year ended March 31, 2003 ............      12.50           9.34           11,443                1.45
  For the fiscal year ended March 31, 2002 ............      11.84           3.19            6,066                1.45
  For the fiscal year ended March 31, 2001 ............      11.99           9.96            3,339                1.45
  For the fiscal year ended March 31, 2000 ............      11.53           0.12            1,971                1.45
  For the fiscal year ended March 31, 1999 ............      12.15           5.08            2,067                1.45
CLASS Y
  For the fiscal year ended March 31, 2003 ............      12.49          10.35           28,307                0.45
  For the fiscal year ended March 31, 2002 ............      11.84           4.22           12,884                0.45
  For the fiscal year ended March 31, 2001 ............      11.99          11.07            8,321                0.45
  For the fiscal year ended March 31, 2000 ............      11.53           1.13            4,763                0.45
  For the fiscal year ended March 31, 1999 ............      12.15           6.13            4,406                0.45

                                                                                         INCREASE/(DECREASE)
                                                                                            REFLECTED IN
                                                                     RATIO OF              EXPENSE AND NET
                                                                  NET INVESTMENT      INVESTMENT INCOME RATIOS    PORTFOLIO
                                                                     INCOME TO           DUE TO WAIVERS AND       TURNOVER
                                                               AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS       RATE
                                                               ---------------------  ------------------------    ---------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ............                3.58%                    0.71%              161.09%
  For the fiscal year ended March 31, 2002 ............                4.99                     1.45               240.84
  For the fiscal year ended March 31, 2001 ............                6.22                     2.48               174.46
  For the fiscal year ended March 31, 2000 ............                5.99                     3.13               158.47
  For the fiscal year ended March 31, 1999 ............                5.83                     2.98               107.21
CLASS B
  For the fiscal year ended March 31, 2003 ............                2.91                     0.71               161.09
  For the fiscal year ended March 31, 2002 ............                4.27                     1.45               240.84
  For the fiscal year ended March 31, 2001 ............                5.55                     2.48               174.46
  For the fiscal year ended March 31, 2000 ............                5.34                     3.13               158.47
  For the fiscal year ended March 31, 1999 ............                5.16                     2.81               107.21
CLASS C
  For the fiscal year ended March 31, 2003 ............                2.95                     0.71               161.09
  For the fiscal year ended March 31, 2002 ............                4.27                     1.45               240.84
  For the fiscal year ended March 31, 2001 ............                5.55                     2.48               174.46
  For the fiscal year ended March 31, 2000 ............                5.33                     3.13               158.47
  For the fiscal year ended March 31, 1999 ............                5.28                     3.18               107.21
CLASS Y
  For the fiscal year ended March 31, 2003 ............                3.94                     0.71               161.09
  For the fiscal year ended March 31, 2002 ............                5.35                     1.45               240.84
  For the fiscal year ended March 31, 2001 ............                6.52                     2.48               174.46
  For the fiscal year ended March 31, 2000 ............                6.36                     3.13               158.47
  For the fiscal year ended March 31, 1999 ............                6.27                     3.23               107.21

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                           NET                            NET
                                                          ASSET                      REALIZED AND         DIVIDENDS    DISTRIBUTIONS
                                                         VALUE,          NET          UNREALIZED          FROM NET       FROM NET
                                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON       INVESTMENT      REALIZED
                                                         OF YEAR     INCOME*(1)     INVESTMENTS*(2)        INCOME     CAPITAL GAINS
                                                       -----------  -------------  -----------------    -----------  ---------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ............. $  8.36       $  0.66          $ (0.26)           $ (0.66)           --
  For the fiscal year ended March 31, 2002 .............    8.74          0.72            (0.38)             (0.72)           --
  For the fiscal year ended March 31, 2001 .............    9.78          0.94            (1.04)             (0.94)           --
  For the fiscal year ended March 31, 2000 .............   11.36          1.08            (1.58)             (1.08)           --
  For the fiscal year ended March 31, 1999 .............   12.73          1.11            (1.32)             (1.11)      $ (0.05)
CLASS B
  For the fiscal year ended March 31, 2003 .............    8.36          0.60            (0.24)             (0.61)           --
  For the fiscal year ended March 31, 2002 .............    8.74          0.67            (0.38)             (0.67)           --
  For the fiscal year ended March 31, 2001 .............    9.78          0.88            (1.04)             (0.88)           --
  For the fiscal year ended March 31, 2000 .............   11.36          1.01            (1.58)             (1.01)           --
  For the fiscal year ended March 31, 1999 .............   12.73          1.04            (1.32)             (1.04)        (0.05)
CLASS C
  For the fiscal year ended March 31, 2003 .............    8.36          0.60            (0.25)             (0.61)           --
  For the fiscal year ended March 31, 2002 .............    8.74          0.67            (0.38)             (0.67)           --
  For the fiscal year ended March 31, 2001 .............    9.78          0.88            (1.04)             (0.88)           --
  For the fiscal year ended March 31, 2000 .............   11.36          1.01            (1.58)             (1.01)           --
  For the fiscal year ended March 31, 1999 .............   12.73          1.04            (1.32)             (1.04)        (0.05)
CLASS Y
  For the fiscal year ended March 31, 2003 .............    8.36          0.68            (0.24)             (0.69)           --
  For the period July 11, 2001** through March 31, 2002.    8.46          0.53            (0.10)             (0.53)           --

----------
* Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

**   Commencement of initial public offering.

(1)  Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.




The accompanying notes are an integral part of the financial statements.

                                                              NET
                                                             ASSET
                                                             VALUE,          TOTAL         NET ASSETS,          RATIO OF
                                                             END OF       INVESTMENT       END OF YEAR         EXPENSES TO
                                                              YEAR         RETURN(3)     (000's omitted)  AVERAGE NET ASSETS(1)
                                                           ---------     ------------   ----------------  ---------------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 .............   $  8.10           5.18%         $84,889                1.00%
  For the fiscal year ended March 31, 2002 .............      8.36           4.16           72,491                1.00
  For the fiscal year ended March 31, 2001 .............      8.74          (1.07)          69,132                1.00
  For the fiscal year ended March 31, 2000 .............      9.78          (4.68)          44,991                1.00
  For the fiscal year ended March 31, 1999 .............     11.36          (1.57)          55,367                1.00
CLASS B
  For the fiscal year ended March 31, 2003 .............      8.11           4.63           43,853                1.65
  For the fiscal year ended March 31, 2002 .............      8.36           3.49           32,233                1.65
  For the fiscal year ended March 31, 2001 .............      8.74          (1.71)          26,336                1.65
  For the fiscal year ended March 31, 2000 .............      9.78          (5.29)          23,520                1.65
  For the fiscal year ended March 31, 1999 .............     11.36          (2.21)          23,395                1.65
CLASS C
  For the fiscal year ended March 31, 2003 .............      8.10           4.50           46,263                1.65
  For the fiscal year ended March 31, 2002 .............      8.36           3.49           29,535                1.65
  For the fiscal year ended March 31, 2001 .............      8.74          (1.71)          22,317                1.65
  For the fiscal year ended March 31, 2000 .............      9.78          (5.29)          18,707                1.65
  For the fiscal year ended March 31, 1999 .............     11.36          (2.21)          26,064                1.65
CLASS Y
  For the fiscal year ended March 31, 2003 .............      8.11           5.69           23,293                0.65
  For the period July 11, 2001** through March 31, 2002.      8.36           4.99(4)        16,862                0.65(5)

                                                                                    INCREASE/(DECREASE)
                                                                                       REFLECTED IN
                                                                RATIO OF              EXPENSE AND NET
                                                             NET INVESTMENT      INVESTMENT INCOME RATIOS    PORTFOLIO
                                                                INCOME TO           DUE TO WAIVERS AND       TURNOVER
                                                          AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS       RATE
                                                          ---------------------  ------------------------    ---------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 .............          8.20%                    0.39%              103.22%
  For the fiscal year ended March 31, 2002 .............          8.51                     0.49               212.94
  For the fiscal year ended March 31, 2001 .............         10.03                     0.64               122.83
  For the fiscal year ended March 31, 2000 .............         10.14                     0.58                70.61
  For the fiscal year ended March 31, 1999 .............          9.37                     0.74               101.75
CLASS B
  For the fiscal year ended March 31, 2003 .............          7.55                     0.38               103.22
  For the fiscal year ended March 31, 2002 .............          7.86                     0.49               212.94
  For the fiscal year ended March 31, 2001 .............          9.45                     0.64               122.83
  For the fiscal year ended March 31, 2000 .............          9.49                     0.59                70.61
  For the fiscal year ended March 31, 1999 .............          8.76                     0.73               101.75
CLASS C
  For the fiscal year ended March 31, 2003 .............          7.52                     0.38               103.22
  For the fiscal year ended March 31, 2002 .............          7.84                     0.49               212.94
  For the fiscal year ended March 31, 2001 .............          9.45                     0.64               122.83
  For the fiscal year ended March 31, 2000 .............          9.49                     0.59                70.61
  For the fiscal year ended March 31, 1999 .............          8.73                     0.73               101.75
CLASS Y
  For the fiscal year ended March 31, 2003 .............          8.55                     0.39               103.22
  For the period July 11, 2001** through March 31, 2002.          8.67(4)(5)               0.49(4)(5)         212.94

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Prime Money Market Portfolio, Intrinsic Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and four non-diversified portfolios, The Insiders Select Fund, Alpha Growth Portfolio, S&P STARS Portfolio and S&P STARS Opportunities Portfolio. As of the date hereof, the Income Portfolio and High Yield Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the "Pricing Services") approved by the Fund's Board of Trustees (the "Board"). When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or a national securities market. In the absence of reported sales of securities traded primarily on an exchange or a national securities market, the average of the most recent bid and asked prices are used. Bid price is used when no asked price is available.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more Pricing Services. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration, distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the end of the day.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2003 were as follows:

                                                                            ORDINARY       LONG-TERM        TOTAL
PORTFOLIO                                                                    INCOME      CAPITAL GAIN   DISTRIBUTIONS
---------                                                                  -----------   ------------   -------------
Income Portfolio.......................................................    $ 2,278,773      $98,648      $ 2,377,421
High Yield Portfolio...................................................     13,159,828           --       13,159,828

At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                            ACCUMULATED
                                            UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL                           TOTAL
                                              ORDINARY        LONG-TERM      AND OTHER     UNREALIZED        ACCUMULATED
PORTFOLIO                                      INCOME       CAPITAL GAINS     LOSSES      APPRECIATION   EARNINGS/(DEFICIT)
---------                                   -------------   -------------   -----------   ------------   ------------------
Income Portfolio........................      $434,654         $156,781              --    $1,578,675      $  2,170,110
High Yield Portfolio....................        34,123               --    $(51,236,485)    7,548,130       (43,654,232)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2003, the High Yield Portfolio had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2011. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The High Yield Portfolio had the following capital loss carryforwards at March 31, 2003:

                                 GROSS CAPITAL                           AMOUNTS EXPIRING IN
                                     LOSS         ---------------------------------------------------------------------
PORTFOLIO                        CARRYFORWARD       2007          2008           2009            2010           2011
---------                        ------------     --------     ----------     -----------     -----------    ----------
High Yield Portfolio..........    $48,598,104     $175,885     $5,403,558     $13,786,496     $20,187,320    $9,044,845

For U.S. federal income tax purposes, net realized capital losses from investments incurred after October 31, 2002, within the current fiscal year are deemed to arise on the first day of the following fiscal year. The High Yield Portfolio incurred and elected to defer such losses of $2,638,381.

For U.S. federal income tax purposes, the cost of securities owned at March 31, 2003, were $89,218,323 and $185,186,199 for the Income Portfolio and High Yield Portfolio, respectively. Accordingly, the net unrealized appreciation on investments for each Portfolio were as follows:

                                                                              GROSS          GROSS          NET
PORTFOLIO                                                                 APPRECIATION   DEPRECIATION   APPRECIATION
---------                                                                 ------------   ------------   ------------
Income Portfolio.......................................................     $1,716,574   $  (137,899)    $1,578,675
High Yield Portfolio...................................................      9,022,566    (1,474,436)     7,548,130

At March 31, 2003, the Income Portfolio reclassified within the composition of net assets, $146,218 from accumulated net realized gain/(loss) from investments, of which $142,277 was reclassified to undistributed net investment income/(loss) and $3,941 was reclassified to paid-in capital. In addition, the High Yield Portfolio reclassified $3,329 from undistributed net investment income/(loss), of which $720 was reclassified to accumulated net realized gain/(loss) from investments and $2,609 was reclassified to paid-in capital.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio declares dividends from net investment income on each day the Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distributions of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.


TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2003, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio have agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets.

For the fiscal year ended March 31, 2003, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of average daily net assets above $5 billion.

For the fiscal year ended March 31, 2003, BSAM has undertaken to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                                                         CLASS A   CLASS B  CLASS C  CLASS Y
---------                                                                         -------   -------  -------  -------
Income Portfolio................................................................    0.80%     1.45%    1.45%    0.45%
High Yield Portfolio............................................................    1.00      1.65     1.65     0.65

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2003, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                                                                 ADVISORY FEE WAIVERS  EXPENSE REIMBURSEMENTS
---------                                                                 --------------------  ----------------------
Income Portfolio..........................................................       $272,794             $158,098
High Yield Portfolio......................................................        638,911                   --

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, BSFM and Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"), serves as custodian to each Portfolio.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, each Portfolio paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby each Portfolio paid Bear Stearns fees of up to 0.25% of its Class A, B and C shares.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker-dealers or other financial institutions whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal service in connection with the maintenance of shareholder accounts.

For the fiscal year ended March 31, 2003, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                                                                DISTRIBUTION FEES   SHAREHOLDER SERVICING FEES
---------                                                                -----------------   --------------------------
Income Portfolio.......................................................       $191,266                $ 98,937
High Yield Portfolio...................................................        608,210                 362,609

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2003, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                                                                                                  CDSC
                                                          FRONT-END SALES CHARGES    ------------------------------
PORTFOLIO                                                         CLASS A            CLASS A     CLASS B    CLASS C
---------                                                 -----------------------    -------    --------    -------
Income Portfolio.......................................          $ 68,136            $1,881     $ 76,261    $3,727
High Yield Portfolio...................................           328,491             1,610      138,972     8,580

INVESTMENTS IN SECURITIES

For the fiscal year ended March 31, 2003, aggregate purchases and sales of portfolio securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                                                                PURCHASES          SALES
---------                                                                               ------------     ------------
Income Portfolio..................................................................      $131,301,404     $ 84,496,035
High Yield Portfolio..............................................................       209,782,697      160,190,668

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                         INCOME PORTFOLIO                       HIGH YIELD PORTFOLIO
                                           ----------------------------------------   ----------------------------------------
                                               SALES      REPURCHASES REINVESTMENTS      SALES      REPURCHASES  REINVESTMENTS
                                           ------------   ----------- -------------   -----------   -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................       1,918,416       892,665        38,049     6,370,363     4,975,324        408,346
Value..................................     $23,511,749   $10,924,899      $466,500   $50,751,493   $39,763,822     $3,257,445
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ................................         794,472       688,148        24,544     3,756,865     3,398,078        407,597
Value..................................     $ 9,532,988   $ 8,218,320      $295,102   $32,035,477   $28,817,466     $3,446,664
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares.................................       1,516,519       580,387        27,109     2,581,257     1,206,435        177,294
Value..................................     $18,475,988   $ 7,071,143      $332,372   $20,618,000   $ 9,586,223     $1,414,056
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................         603,678       450,445        13,598     1,370,939       669,402        142,929
Value..................................     $ 7,318,268   $ 5,427,360      $163,506   $11,652,781   $ 5,655,996     $1,207,816
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares.................................         706,186       325,220        22,051     2,873,843       910,780        213,931
Value..................................     $ 8,630,729   $ 3,975,476      $269,870   $22,966,703   $ 7,229,012     $1,702,053
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares.................................         429,355       209,437        14,073     1,174,111       328,871        135,936
Value..................................     $ 5,167,296   $ 2,510,222      $169,147   $ 9,955,418   $ 2,780,854     $1,148,557
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares.................................       1,390,146       278,085        65,567       970,032       331,419        217,625
Value..................................     $16,970,558   $ 3,411,752      $803,088   $ 7,927,562   $ 2,625,540     $1,733,581
FOR THE FISCAL YEAR ENDED MARCH 31, 2002*
Shares.................................         449,139        90,492        35,969     2,020,342        53,273         50,186
Value..................................     $ 5,419,286   $ 1,088,280      $432,101   $17,027,227    $  448,058     $  421,359

----------
* Class Y shares of the High Yield Portfolio commenced its initial public offering on July 11, 2001.


CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. High Yield Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of its total assets. Income Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts up to 15% of its total assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the credit facility during the fiscal year ended March 31, 2003, were as follows:

                                                                          MAXIMUM LOAN AMOUNT
PORTFOLIO                                      AVERAGE LOAN BALANCE           OUTSTANDING        AVERAGE INTEREST RATE
---------                                      --------------------       -------------------    ---------------------
Income Portfolio...............................      $22,737                  $2,025,600                 1.81%
High Yield Portfolio...........................       19,982                   2,351,500                 2.25

The Income Portfolio had $2,025,600 outstanding under the line of credit facility at March 31, 2003. The High Yield Portfolio had no amount outstanding under the credit facility at March 31, 2003.

CONCENTRATION OF RISK -- HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                          INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders,
Income Portfolio
High Yield Total Return Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Income Portfolio and High Yield Total Return Portfolio (collectively, the "Portfolios") as of March 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of March 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
New York, New York
May 9, 2003

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                    SHAREHOLDER TAX INFORMATION - (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2003) as to the U.S. federal tax status of distributions received by each Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2003, the following dividends and distributions per share were paid by each of the Portfolios:



                                      NET INVESTMENT        SHORT-TERM         LONG-TERM
                                          INCOME           CAPITAL GAINS     CAPITAL GAINS
                                      --------------      --------------    --------------
Income Portfolio:
   Class A .......................     $0.481346798          $0.0129           $0.0177
   Class B .......................      0.402205564           0.0129            0.0177
   Class C .......................      0.402072497           0.0129            0.0177
   Class Y .......................      0.524799040           0.0129            0.0177
High Yield Total Return Portfolio:
   Class A .......................      0.658631864               --                --
   Class B .......................      0.607033054               --                --
   Class C .......................      0.606589985               --                --
   Class Y .......................      0.687795886               --                --

Ordinary income dividends, which include short-term gain distributions, should be reported as dividend income on Form 1040. Income dividends are taxable as ordinary income, as are short-term capital gain distributions.

With respect to each Portfolio, none of its ordinary income dividends qualify for the corporate dividends received deduction.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                             THE BEAR STEARNS FUNDS

                              TRUSTEES AND OFFICERS

The following information is provided for each Trustee, Officer and the Advisory Trustee of The Bear Stearns Funds (the "Trust") as of March 31, 2003. Each Trustee oversees all 10 portfolios of the Trust. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling PFPC Inc. at 1-800-447-1139 or 1-800-766-4111. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.



------------------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) WITH
                            THE TRUST AND
                           LENGTH OF TIME                                                                    OTHER DIRECTORSHIPS
NAME AND AGE                  SERVED(1)                   PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Bren - 69        Trustee, since 1995       Chairman and President, Koll Bren Schreiber             None
                                                    Realty Advisers (realty)
------------------------------------------------------------------------------------------------------------------------------------
John S. Levy - 67         Trustee, since 2000       Managing Partner, Fayerrwearther Capital                SL Green Realty Corp.
                                                    Partners (private investment partnership)
------------------------------------------------------------------------------------------------------------------------------------
M.B. Oglesby, Jr. - 59    Trustee, since 1995       Consultant; Vice Chairman, BKSH &                       None
                                                    Associates, Washington DC (government
                                                    lobbyists) (2002 - present); Formerly, Chief of
                                                    Staff to United States Trade Representative,
                                                    Executive Office of the President (2001-2002);
                                                    Consultant, Chairman, Oglesby Properties, Inc.;
                                                    President and Chief Executive Officer,
                                                    Association of American Railroads; Vice
                                                    Chairman, Cassidy & Associates
------------------------------------------------------------------------------------------------------------------------------------
Robert E.                 Trustee, since 2000       Retired; Formerly, Vice President, Broker/              None
Richardson - 61                                     Dealer Department, Mellon Bank
                                                    (financial services) (1991-1999)
------------------------------------------------------------------------------------------------------------------------------------
                            "INTERESTED" TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Michael Minikes - 59      Chairman of the           Treasurer, The Bear Stearns Companies Inc.              None
                          Board and Trustee,        and Bear, Stearns & Co. Inc. ("Bear Stearns");
                          since 1999                Senior Managing Director, Bear Stearns;
                                                    Co-President, Bear, Stearns Securities
                                                    Corporation (1999-present); Director,
                                                    Custodial Trust Company ("CTC") and
                                                    Bear Stearns Bank plc
------------------------------------------------------------------------------------------------------------------------------------
Doni L. Fordyce - 43      President and             Director, Chairman of the Board, President,             None
                          Trustee, since 2000       Senior Managing Director, Bear Stearns Asset
                                                    Management Inc. (`BSAM") and, since 2000,
                                                    Chief Executive Officer and Chief Operating
                                                    Officer
------------------------------------------------------------------------------------------------------------------------------------
Robert M.                 Trustee, since 2001       Senior Managing Director, Bear Stearns;                 None
Steinberg - 57                                      Director of CTC
------------------------------------------------------------------------------------------------------------------------------------

(1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.

(2) The Interested Trustees are considered to be "interested persons" (as defined by the Investment Company Act of 1940, as amended) because of their employment with the Trust's adviser or principal underwriter.

--------------------------------------------------------------------------------------------------------------------------
                     POSITION(S) WITH
                       THE TRUST AND
                      LENGTH OF TIME
NAME AND AGE             SERVED(1)                 PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
                                                  ADVISORY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Senator Alan         Advisory Trustee,        Partner - Corporate Business and Legislative Law, Bryan Cave (law firm);
Dixon - 76           since 1995               Formerly, United States Senator (1981-1992)
--------------------------------------------------------------------------------------------------------------------------
                                           OFFICERS WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Barry                Executive Vice           Senior Managing Director, Bear Stearns (2000-present); Head of
Sommers - 34         President, since         Marketing and Sales for the Trust (1997-present); Managing Director,
                     1998                     Bear Stearns (1997-2000)
--------------------------------------------------------------------------------------------------------------------------
Stephen A.           Vice President and       General Counsel, Managing Director/Principal and Executive Vice President,
Bornstein - 59       Secretary, since         BSAM; Managing Director/Principal, Bear Stearns; Vice President, General
                     1995                     Counsel and Secretary, Bear Stearns Funds Management Inc. ("BSFM")
--------------------------------------------------------------------------------------------------------------------------
Frank J.             Vice President and       President and Chief Executive Officer, BSFM; Senior Managing Director,
Maresca - 44         Treasurer, since 1995    Bear Stearns (2001-present); Managing Director, Bear Stearns
--------------------------------------------------------------------------------------------------------------------------
Vincent L.           Assistant Treasurer,     Executive Vice President, BSFM; Managing Director (1999-present) and
Pereira - 37         since 1995               Associate Director (1997-1999), Bear Stearns
--------------------------------------------------------------------------------------------------------------------------

(1) The term of office for an Officer is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

                                    The
                                  Bear Stearns
                                    Funds
              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                              Chairman of the Board and Trustee
Doni L. Fordyce                              President and Trustee
Peter M. Bren                                Trustee
John S. Levy                                 Trustee
M. B. Oglesby, Jr.                           Trustee
Robert E. Richardson                         Trustee
Robert M. Steinberg                          Trustee
Barry Sommers                                Executive Vice President
Stephen A. Bornstein                         Vice President and Secretary
Frank J. Maresca                             Vice President and Treasurer
Vincent L. Pereira                           Assistant Treasurer

INVESTMENT ADVISER                           TRANSFER AND DIVIDEND
Bear Stearns Asset                           DISBURSEMENT AGENT
Management Inc.                              PFPC Inc.
383 Madison Avenue                           Bellevue Corporate Center
New York, NY 10179                           400 Bellevue Parkway
                                             Wilmington, DE 19809
ADMINISTRATOR
Bear Stearns Funds                           INDEPENDENT AUDITORS
Management Inc.                              Deloitte & Touche LLP
383 Madison Avenue                           Two World Financial Center
New York, NY 10179                           New York, NY 10281

DISTRIBUTOR                                  COUNSEL
Bear, Stearns & Co. Inc.                     Kramer Levin
383 Madison Avenue                           Naftalis & Frankel LLP
New York, NY 10179                           919 Third Avenue
                                             New York, NY 10022
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540


This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                    THE
                    BEAR STEARNS
                    FUNDS

                    EQUITY FUNDS

                      S&P STARS Portfolio

                      S&P STARS Opportunities Portfolio

                      The Insiders Select Fund

                      Intrinsic Value Portfolio

                      Small Cap Value Portfolio

                      Alpha Growth Portfolio

                      International Equity Portfolio


                      ANNUAL REPORT
                      MARCH 31, 2003

BSF-R-015-12                                                 [BEAR STEARNS LOGO]

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio

                             LETTER TO SHAREHOLDERS

                                                                  April 30, 2003

Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio, S&P STARS Opportunities Portfolio, The Insiders Select Fund, Intrinsic Value Portfolio, Small Cap Value Portfolio, Alpha Growth Portfolio and International Equity Portfolio (each a "Portfolio"), for the year ended
March 31, 2003. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph sections of this report.

S&P STARS PORTFOLIO

As the fiscal year began in April 2002, the nation's equity markets were heavily impacted by a number of factors. Positive signs of a slowly recovering economy were overshadowed by escalating geopolitical tensions, a liquidity crisis among some of the country's largest growth companies, and a series of highly publicized corporate governance scandals, in which a number of large, well respected corporations from several sectors admitted to fraudulent accounting practices and earnings overstatements in the billions of dollars. Investors reacted with panic, leading to record stock market volatility and a sharp decline in business confidence. In this exceptionally challenging environment, growth stocks in economically sensitive sectors were among the hardest hit. In particular, companies that were heavily dependent on the credit markets saw their stock prices tumble as investors became wary of highly leveraged balance sheets.

For the Portfolio, we entered the fiscal year with the view that the economic recovery would continue at a moderate pace, picking up steam as the year progressed. In hindsight, we underestimated the near-term impact on many of the Portfolio's growth stocks of geopolitical and corporate governance concerns and the consequent panicked investor mentality that resulted. In the first fiscal quarter of the year (April to June), our emphasis on growth over value, with a particular emphasis on cable, wireless telecommunications, and technology companies, was the primary driver behind our underperformance versus the S&P 500 Index, the Portfolio's benchmark, for the fiscal year. Our decision to overweight these sectors was based on our expectation that the economic recovery would continue, which, in fact, it has. Unfortunately, our telecommunications and cable holdings were dragged down with the rest of their respective sectors on news of accounting scandals at some of the country's largest providers. Technology stocks also suffered during the period.

Since June 2002, many of the Portfolio's stocks that suffered the most have recovered, and we believe these companies remain fundamentally sound. Today, they continue to exhibit growth characteristics well in excess of the average company in the S&P 500 Index, and are attractively valued. Indeed, earnings growth over the next three to five years for all companies we owned as of the fiscal year end was expected to exceed expected growth for all firms in the S&P 500 Index; yet, overall, the Portfolio's stocks still trade at below average price-to-earnings, price-to-cash-flow, price-to-book-value, and price-to-sales ratios.

In the months ahead, we plan to keep a close watch on employment levels and consumer sentiment as barometers of the economy's health. With the war over, we expect improvements in consumer confidence to lead to increased household spending. We also expect employment levels to steadily improve. These trends should have the secondary effect of improving business investment, which had shown signs of modest growth in the second half of 2002, but which stagnated in the first quarter due to war anxieties. For the Portfolio, we plan to focus on consumer discretionary and technology, which have historically outperformed during times of economic expansion.

It is important for our investors to remember that, although the pace of the economic recovery, as well as that of domestic stock prices, are unclear, it is becoming more likely that we have seen the low points. Historically, the Portfolio has performed well in rising equity markets. As the clouds clear, we believe our focus on growth at a reasonable price will prove quite rewarding to investors who have stayed the course.

S&P STARS OPPORTUNITIES PORTFOLIO

During the Portfolio's fiscal year, the stock market was profoundly affected by a number of factors. Positive signs from a gradual economic recovery were overshadowed by escalating geopolitical tensions, a series of large-scale corporate governance scandals and the continued negative impact of the prolonged bear market on stock prices. In this turbulent environment, defensive sectors of the economy largely outperformed economically sensitive sectors as investors sought a safe haven from this volatility. The Portfolio underperformed the S&P MidCap 400 Index, its benchmark, for the year.

Stock selection within the financial services sector helped performance during the period. Regional banks, as a defensive industry, benefited from high levels of market uncertainty, as well as from an environment of declining interest rates, which led to favorable interest rate spreads. In addition, our investment in a leading rating agency performed well. Over the past two years, falling interest rates have allowed many companies to refinance their balance sheets, a decision that requires the services of rating agencies. Subsequently, our overweighted position in real estate investment trusts (REITs) helped performance. REITs provided a bastion of safety during the year, paying 6% to 7% dividend yields in an environment where both stock prices and bond yields had declined precipitously.

Within the industrials sector, our investment in a bankruptcy consulting firm -- one of the Portfolio's largest holding -- performed especially well. This company has benefited from the weak economic environment of the past three years, which has led to an increase in demand for its services. In addition, our exposure to a well diversified engineering and construction company contributed positively to performance.

Conversely, while the consumer discretionary sector as a whole performed strongly for the year, the Portfolio's investment decisions in this sector detracted from performance. Specifically, our investments in a leading bookseller and video game retailer experienced disappointing earnings due to a weaker than expected holiday sales season. Soft sales resulted from a decline in consumer confidence, driven by rising unemployment and a falling stock market, among other things. Several of our telecommunications holdings also detracted from performance. Our investment in a wireless telecommunications company was negatively impacted by bankruptcy fears resulting from the corporate fraud and subsequent bankruptcy filing of WorldCom. While the company was not involved in accounting corruption, its highly leveraged balance sheet was viewed unfavorably by investors.

Our outlook for the U.S. economy remains cautiously optimistic. Powerful monetary and fiscal stimulus packages are now in place to propel growth, while lower oil prices should begin to take some pressure off the economy. Going forward, the equity markets should benefit from historically low fixed income yields, which we expect will eventually cause investors to look to the equity markets for higher return potential. Should today's geopolitical circumstances continue to be resolved in a constructive fashion, we would expect corporate earnings to move back to higher levels, with stock prices following suit. In the months ahead, we believe mid cap stocks will continue to provide above-average growth opportunities for investors, as these companies have grown beyond the small cap threshold, but have not yet reached full maturity as large caps.

THE INSIDERS SELECT FUND

The fiscal year proved to be an exceptionally difficult one for the equity markets. Signs of a slowly recovering economy were overshadowed by escalating geopolitical tensions, a series of large-scale corporate governance scandals, plummeting stock prices, and a sharp decline in consumer confidence. As they have often done in the past, investors continued to look in the rearview mirror when making investment decisions, shifting assets away from the worst performing asset class and toward the best performing asset class. This was evidenced by the record amount of money flowing into fixed income mutual funds during the period, as well as by the more than $4 trillion currently positioned in money market funds. In this challenging environment, the Portfolio underperformed the S&P MidCap 400 Index, its benchmark, for the year.

For the most part, 2002 witnessed a continuation of the trend that began in 2000 in which insider selling exceeded insider buying by a wide margin. In the fourth quarter of 2002, however, we began to see this trend change, with insider selling stemming off and buying picking up. While the first quarter showed similar results, it is still too early to tell whether this marks the start of a new trend. Share repurchase programs remained strong throughout the year as corporations took advantage of what they perceived to be the undervalued prices of their stocks.

The Portfolio's underperformance for the year was largely attributable to stock selection in the consumer discretionary, consumer staples and technology sectors. Within consumer discretionary, our investments in advertising, retail, and fast-food were particularly hard hit. Our investment in an advertising agency was adversely affected by the sluggish economy, which led many companies to cut back on advertising budgets. Our retail holdings were also affected by the economy and by a decline in consumer confidence that led to decreased spending, most notably during the holiday shopping season. Our investment in a fast-food chain posted disappointing results due to heightened competition, and a deterioration in its quality and service. Within consumer staples, one stock detracted from performance during the year. In spite of having above-average fundamentals, our investment in a large grocery store chain suffered from an increase in competition from discount mega-stores.

Two of the Portfolio's technology holdings, a semiconductor company and a technology consulting business, also underperformed for the quarter. The semiconductor company was hurt by a decline in demand for personal computers. We sold the position on the belief that it will be difficult for the company to regain the market share it lost in the last year. The technology consulting business was forced to adjust its earnings estimates downward due to accounting issues with some of its clients.

By contrast, the Portfolio's investment in a regional hospital chain within the healthcare sector contributed positively to performance as the company is now reaping the benefits from the restructuring it went through in 2000 and 2001. The company's restructuring has led to increasing market share and improving cash flow and earnings growth.

In the near-term, the equity markets face some significant difficulties. Anxiety about the war and relatively high unemployment has caused a sharp decline in consumer confidence, putting a damper on spending. In addition, a host of industries face downward earnings pressure due to weak profitability, leaving capital expenditures anemic as a result. Yet, there are several reasons to expect equity returns to pick up as the year progresses. Powerful monetary and fiscal stimulus packages are in place to propel growth, and lower oil prices have taken some pressure off the economy. In addition, the rally in technology stocks that took place in the last half of the fiscal year supports the belief among many investors that the underlying foundation of the economy is sound, and that once the war is behind us, the economy will be poised for a meaningful recovery. Should today's geopolitical concerns be resolved in a positive fashion, we would expect earnings to move back to higher levels, with stock prices following suit.

INTRINSIC VALUE PORTFOLIO

The fiscal year proved to be an exceptionally difficult one for the equity markets. Signs of a slowly recovering economy were overshadowed by escalating geopolitical tensions, a series of large-scale corporate governance scandals, plummeting stock prices and a sharp decline in consumer confidence. As they have often done in the past, investors continued to look in the rearview mirror when making investment decisions, shifting assets away from the worst performing asset class and toward the best performing asset class. This was evidenced by the record amount of money flowing into fixed income mutual funds during the period, as well as by the more than $4 trillion currently positioned in money market funds. In this challenging environment, the Portfolio's performance trailed the S&P 500 Index, its benchmark.

The Portfolio's underperformance for the fiscal year was largely attributable to our stock selection within the consumer discretionary sector, in which we focused on media-related companies. Because they typically perform in line with expectations for the economy, media stocks suffered due to the factors mentioned above. In addition, our decision to overweight consumer discretionary also detracted from performance since the sector underperformed the benchmark.

Our underweighted position in the consumer staples sector also hurt performance. As a defensive sector, consumer staples fared better than average in a year in which investors sought a safe haven from more volatile sectors. Even in a down economy, consumers' buying patterns of consumer staples typically stay the same, generally causing the sector to outperform in times of economic uncertainty.

By contrast, our decision to overweight financial services -- a sector that performed strongly during the year -- helped performance, as did our stock selection within this category. We were underweighted in the financial stocks that experienced deteriorating fundamentals, as well as those affected by corporate scandals.

In addition, our one holding in the utilities sector, a regulated company, contributed positively to performance. We deliberately avoided deregulated utilities, many of which were found to be involved in the corrupt practice of artificially inflating trading revenues, and which were subsequently caught in a downward spiral of electricity prices.

In the near-term, the equity markets face some significant difficulties. Anxiety about the war and relatively high unemployment has caused a sharp decline in consumer confidence, putting a damper on spending. In addition, a host of industries face downward earnings pressure due to weak profitability, leaving capital expenditures anemic as a result. Yet, there are several reasons to expect equity returns to pick up as the year progresses. Powerful monetary and fiscal stimulus packages are in place to propel growth, and lower oil prices have taken some pressure off the economy. In addition, the rally in technology stocks that took place in the last half of the fiscal year supports the belief among many investors that the underlying foundation of the economy is sound, and that once the war is behind us, the economy will be poised for a meaningful recovery. Should today's geopolitical concerns be resolved in a positive fashion, we would expect earnings to move back to higher levels, with stock prices following suit.

SMALL CAP VALUE PORTFOLIO*

The fiscal year proved to be an exceptionally difficult one for the equity markets and for small caps in particular. Signs of a slowly recovering economy were overshadowed by escalating geopolitical tensions, a series of large-scale corporate governance scandals, plummeting stock prices, and a sharp decline in consumer confidence. In this challenging environment, the Portfolio's performance trailed that of the Russell 2000 Index, its benchmark for the year.

The Portfolio's underperformance was due in part to our overweighted position in the consumer discretionary sector. From July 2002 onward, the sector suffered from weak sales due to declining levels of consumer confidence. Within the retail industry, apparel manufacturers were particularly hard hit. While consumer spending for big-ticket items such as autos and home furnishings remained surprisingly strong throughout most of the year, spending on apparel weakened considerably, culminating in a disappointing holiday shopping season, which is when retailers typically make between 70% and 80% of their annual profits. Retail was also hurt by a series of winter storms that kept shoppers at home. In addition, our investment in a small oil and gas exploration and production company detracted from performance; in the fourth quarter, the company's stock price fell on news that a major gas project didn't meet productivity expectations.

By contrast, our investments in the healthcare sector performed strongly during the year, partly because of our limited exposure to the biotechnology and pharmaceutical industries. In addition, the stocks we did own in these industries performed far better than their competitors. During the year, some of our best-performing companies were a supplier of laboratory materials, and a drug company that experienced success not only with its generic product line, but also with a promising new proprietary drug for breast cancer that was in phase-three trials at the close of the period.

Our investments in the materials processing sector also helped performance: specifically, all three of our chemical company holdings announced price increases -- an indicator of strength and of increased earnings potential. As an economically sensitive industry, chemicals tend to perform well in the preliminary stages of an economic recovery.

Our outlook for the remainder of the year is for a slow but steady economic recovery. Historically, small caps have tended to outperform other asset classes coming out of economic downturns. Given the current level of small cap valuations and the lack of small cap coverage relative to mid and large cap stocks, we see ample opportunity for above-average performance from this asset class in the months ahead.

ALPHA GROWTH PORTFOLIO

During the fiscal year, the equity markets experienced their third consecutive year of negative returns -- the first time the markets have delivered three years of negative returns since the Great Depression. It was a troubling time for most equity investors -- a time that required great patience, and the discipline to keep a long-term view in the face of near-term panic. We are pleased to have outperformed the S&P 500 Index, the Portfolio's benchmark, in such a challenging environment.

The Portfolio's outperformance was due to a number of factors -- among them, our proprietary systematic screening process, which searches a universe of large cap companies for stocks exhibiting positive price and earnings momentum, high projected earnings growth over the next three to five years, and reasonable valuations. This process led us to underweight the technology sector from the time we took over management of the Portfolio in August 2002, and to overweight technology after the Portfolio underwent its annual rebalancing in January 2003. With the exception of a few weeks in the fourth quarter when technology rallied, both decisions contributed significantly to the Portfolio's outperformance for the year.

The Portfolio's overweighted position in the consumer discretionary sector during the first half of the fiscal year also helped performance. In fact, the sector's outperformance more than made up for losses incurred in the second half of the fiscal year, when consumer discretionary underperformed. As an economically sensitive sector, consumer discretionary fared poorly in the second half due to heightened uncertainty about the war with Iraq and evidence of slowing Gross Domestic Product growth. The sector was further strained by a disappointing holiday shopping season, and by a series of severe winter storms, which kept shoppers at home. Finally, given that consumer discretionary stocks had performed so strongly over the past several years, many stocks that had become overvalued traded down to more reasonable levels as the year drew to a close.

Our overweighted position in the consumer staples sector also contributed positively to performance. As a defensive sector, consumer staples fared better than average in a year in which investors sought a safe haven from volatility. Even in a down economy, consumers' buying patterns of consumer staples products typically stay the same, causing the sector to outperform during times of economic uncertainty. The Portfolio's consumer staples holdings showed strong relative price strength, and were able to meet earnings estimates in a difficult economic environment.

Now that the war has reached a conclusion, we expect to see greater clarity emerge in the stock market. Large cap stocks today are no longer overvalued, in our opinion, but have traded down to fair prices. After three consecutive years of negative returns, large cap growth stocks are due for a rebound, in our view. We therefore believe that now is a good time for investors to maintain or add to large cap growth as part of a well diversified investment strategy. In the months ahead, we expect the Portfolio to continue to add value over its benchmark by maintaining its disciplined approach to investing, which is the hallmark of our investment strategy.

INTERNATIONAL EQUITY PORTFOLIO**

The fiscal year was an exceptionally difficult one for the global equity markets. Geopolitical concerns and large-scale corporate scandals dominated most of the year, driving stock indices to a low in October 2002. In spite of declining interest rates around the world, growth remained subdued.

The equity markets underwent a dramatic reversal in the fourth quarter as investor pessimism gave way to a wave of renewed optimism, driven by investors' belief that many stocks that had traded down during the year had now reached bargain prices. The result was a stock market rotation toward countries and sectors that had been the year's worst performers. Specifically, Sweden, Finland, Germany and France, which had declined approximately 30% from January to September, increased between 15% and 25% during the fourth quarter. Likewise, the technology and telecommunications sectors, which had declined 45%-50% in the first three quarters, outperformed sharply in the fourth quarter, posting gains of 20%-30%. Lower-quality bank and insurance stocks also performed strongly.

The Portfolio underperformed the MSCI EAFE Index, its benchmark, for the fiscal year due to our lack of exposure to the lower-quality stocks that benefited the most from the fourth quarter rally. For the Portfolio, we focus on fundamentally strong, well capitalized companies with strong, capable management teams that are typically number one or two in their industries. We believe these stocks have the strongest prospects for growth over the long run. While the Portfolio did hold overweighted positions in the telecommunications and technology sectors during the fourth quarter rally, our investments were focused on the Asia ex-Japan region, which underperformed during the quarter. We also underweighted the lower-quality bank and insurance stocks that participated in the rally. Finally, we were underweighted in Europe, which benefited from a 5% appreciation of the euro versus the U.S. dollar during the quarter.

Helping to offset these losses, our decision to overweight the Asia ex-Japan region contributed positively to performance during the first, second and fourth quarters of the Portfolio's fiscal year. Asia ex-Japan's growth was largely centered on China and the transformation taking place there. In spite of the global economic slowdown of the past three years, China has been growing at a rate of about 8% per year. The country's growth is predominantly export driven as China has become increasingly competitive in manufacturing. As a result, about $50 billion of direct foreign investment has been flowing into China per year. Steadily improving employment rates and income levels have led to increases in domestic demand, which has been further supported by the trends of urbanization and private housing. China's success has stimulated growth around the region.

To take advantage of this trend, we invested in several companies that operate solely in China during the year, such as utilities and energy companies. We also held a financial services company in Hong Kong that will likely be among the first to take advantage of financial services liberalization in China.

In the months ahead, given a reasonable resolution to the Iraqi situation, we believe investors will shift their attention once again to economic conditions. We expect to see moderate economic growth going forward. Global markets are currently highly liquid due to historically low levels of interest rates. For the Portfolio, we plan to maintain our focus on Asia ex-Japan, which has the most dynamic growth prospects and most attractive valuation profile of anywhere in the world, in our opinion. Although Europe saw some improvement during the year, we continue to be cautious on the region due to its high tax rates, restrictive monetary and fiscal policies, and its tight immigration policies and relatively low birth rates, which have brought the region's population growth to close to 0%.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President
The Bear Stearns Funds

----------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. On the accompanying line charts and total return tables found on pages 7 through 13, the returns of each Portfolio assumes reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                                 DOLLARS
            CLASS A SHARES   CLASS C SHARES   S&P 500 COMPOSITE INDEX
 5-Apr-95           $9,450          $10,000                   $10,000
30-Sep-95          $11,357          $11,974                   $11,714
31-Mar-96          $12,066          $12,689                   $13,086
30-Sep-96          $13,182          $13,835                   $14,095
31-Mar-97          $14,100          $14,764                   $15,680
30-Sep-97          $19,203          $20,055                   $19,797
31-Mar-98          $20,236          $21,077                   $23,206
30-Sep-98          $18,909          $19,646                   $21,587
31-Mar-99          $25,792          $26,717                   $27,489
30-Sep-99          $26,701          $27,604                   $27,588
31-Mar-00          $38,901          $40,116                   $32,420
30-Sep-00          $40,098          $41,257                   $31,253
31-Mar-01          $30,204          $30,994                   $25,392
30-Sep-01          $26,257          $26,875                   $22,933
31-Mar-02          $27,245          $27,805                   $25,454
30-Sep-02          $17,170          $17,481                   $18,235
31-Mar-03          $17,148          $17,412                   $19,150

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                               S&P STARS PORTFOLIO

Class A shares               $17,148
Class C shares                17,412
S&P 500 Composite Index       19,150

                                                TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                              --------------------------------------------------
                                                                 5-YEAR         SINCE INCEPTION
                                              ONE YEAR       AVERAGE ANNUAL    AVERAGE ANNUAL(7)
                                              --------       --------------    -----------------
     S&P STARS Portfolio(2)
          Class A shares(5) ...............    (40.52)%          (4.35)%             6.98%
          Class B shares(4) ...............    (40.50)           (4.11)             (1.26)
          Class C shares(6) ...............    (38.01)           (3.75)              7.19
          Class Y shares(3) ...............    (36.60)           (2.74)              6.41
     S&P 500 Composite Index(1) ...........    (24.76)           (3.77)              8.47

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which August 7, 1995 was the initial public offering date) are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been (37.37)%, (3.75)% and (1.08)%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 5, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (37.06)%, (3.26)% and 7.74%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been (37.38)%.
(7) For the period April 5, 1995 (commencement of investment operations) through March 31, 2003, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                                         DOLLARS
            CLASS A SHARES     CLASS B SHARES      CLASS C SHARES    S&P MIDCAP 400 INDEX
 1-Oct-01           $9,450            $10,000             $10,000                 $10,000
31-Oct-01           $9,859            $10,433             $10,433                 $10,442
30-Nov-01          $10,544            $11,141             $11,150                 $11,219
31-Dec-01          $11,103            $11,725             $11,733                 $11,799
31-Jan-02          $10,899            $11,508             $11,508                 $11,737
28-Feb-02          $10,521            $11,108             $11,107                 $11,752
31-Mar-02          $11,237            $11,858             $11,857                 $12,592
30-Apr-02          $11,072            $11,682             $11,681                 $12,533
31-May-02          $10,812            $11,398             $11,398                 $12,322
30-Jun-02           $9,977            $10,507             $10,506                 $11,420
31-Jul-02           $8,899             $9,366              $9,365                 $10,314
31-Aug-02           $8,954             $9,424              $9,432                 $10,365
30-Sep-02           $8,340             $8,765              $8,773                  $9,530
31-Oct-02           $8,631             $9,065              $9,073                  $9,943
30-Nov-02           $9,229             $9,690              $9,699                 $10,519
31-Dec-02           $8,595             $9,027              $9,036                 $10,086
31-Jan-03           $8,483             $8,899              $8,910                  $9,792
28-Feb-03           $8,307             $8,721              $8,724                  $9,559
31-Mar-03           $8,387             $8,450              $8,799                  $9,639

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                        S&P STARS OPPORTUNITIES PORTFOLIO

Class A shares                             $8,387
Class B shares                              8,450
Class C shares                              8,799
S&P MidCap 400 Index                        9,639

                                                   TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                                   ----------------------------------------------
                                                                            SINCE INCEPTION
                                                          ONE YEAR         AVERAGE ANNUAL(7)
                                                          --------         -----------------
     S&P STARS Opportunities Portfolio(2)
        Class A shares(5) .....................          (29.47)%             (11.10)%
        Class B shares(4) .....................          (29.44)              (10.62)
        Class C shares(6) .....................          (26.52)               (8.19)
        Class Y shares(3) .....................          (25.03)               (7.26)
     S&P MidCap 400 Index(1) ..................          (23.45)               (2.43)

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been (25.79)% and (8.19)%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares would have been higher than Class A shares and would have been substantially the same as Class C shares. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (25.36)% and (7.67)% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been (25.79)%.
(7) For the period October 1, 2001 (commencement of investment operations) through March 31, 2003.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                                DOLLARS
            CLASS A SHARES    CLASS C SHARES  S&P MIDCAP 400 INDEX
16-Jun-95           $9,450           $10,000               $10,000
30-Sep-95          $10,387           $10,975               $11,123
31-Mar-96          $11,033           $11,624               $11,977
30-Sep-96          $12,114           $12,732               $12,680
31-Mar-97          $13,055           $13,689               $13,249
30-Sep-97          $16,629           $17,386               $17,639
31-Mar-98          $19,064           $19,873               $19,745
30-Sep-98          $15,845           $16,478               $16,526
31-Mar-99          $19,121           $19,841               $19,834
30-Sep-99          $18,616           $19,273               $20,740
31-Mar-00          $19,198           $19,830               $27,388
30-Sep-00          $21,638           $22,299               $29,702
31-Mar-01          $22,632           $23,264               $25,482
30-Sep-01          $19,957           $20,473               $24,058
31-Mar-02          $23,684           $24,228               $30,294
30-Sep-02          $17,183           $17,529               $22,928
31-Mar-03          $17,337           $17,633               $23,190

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                            THE INSIDERS SELECT FUND

Class A shares                                   $17,337
Class C shares                                    17,633
S&P MidCap 400 Index                              23,190

                                                 TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                               ---------------------------------------------------
                                                                  5-YEAR          SINCE INCEPTION
                                               ONE YEAR       AVERAGE ANNUAL     AVERAGE ANNUAL(7)
                                               --------       --------------     -----------------
     The Insiders Select Fund(2)
          Class A shares(5) .................   (30.82)%          (2.98)%              7.31%
          Class B shares(4) .................   (30.74)           (2.65)              (0.16)
          Class C shares(6) .................   (27.95)           (2.37)               7.55
          Class Y shares(3) .................   (26.18)           (1.38)               8.49
     S&P MidCap 400 Index(1) ................   (23.45)            3.27               11.40

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. '
(3) The returns of Class Y shares (for which June 20, 1995 was the initial public offering date) are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been (27.10)%, (2.35)% and (0.02)%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 6, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (26.80)%, (1.88)% and 8.10% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been (27.22)%.
(7) For the period of June 16, 1995 (commencement of investment operations) through March 31, 2003, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            Intrinsic Value Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                                          DOLLARS
            CLASS A SHARES  CLASS C SHARES  S&P 500 COMPOSITE INDEX
 4-Apr-95           $9,450         $10,000                  $10,000
30-Sep-95          $11,206         $11,824                  $11,796
31-Mar-96          $11,941         $12,569                  $13,177
30-Sep-96          $12,161         $12,769                  $14,194
31-Mar-97          $13,781         $14,422                  $15,790
30-Sep-97          $17,385         $18,139                  $19,936
31-Mar-98          $19,926         $20,760                  $23,369
30-Sep-98          $17,574         $18,259                  $21,739
31-Mar-99          $20,660         $21,425                  $27,682
30-Sep-99          $20,117         $20,804                  $27,782
31-Mar-00          $19,649         $20,273                  $32,648
30-Sep-00          $22,128         $22,772                  $31,472
31-Mar-01          $24,322         $24,969                  $25,570
30-Sep-01          $22,069         $22,605                  $23,094
31-Mar-02          $25,471         $26,015                  $25,632
30-Sep-02          $18,140         $18,477                  $18,363
31-Mar-03          $18,953         $19,263                  $19,284

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                            INTRINSIC VALUE PORTFOLIO

Class A shares                 $18,953
Class C shares                  19,263
S&P 500 Composite Index         19,284

                                               TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                               ------------------------------------------------
                                                               5-YEAR         SINCE INCEPTION
                                               ONE YEAR     AVERAGE ANNUAL    AVERAGE ANNUAL(7)
                                               --------     --------------    -----------------
     Intrinsic Value Portfolio(2)
          Class A shares(5) .................   (29.70)%        (2.11)%             8.33%
          Class B shares(4) .................   (29.71)         (1.81)              0.87
          Class C shares(6) .................   (26.69)         (1.48)              8.55
          Class Y shares(3) .................   (24.92)         (0.42)              8.05
     S&P 500 Composite Index(1) .............   (24.76)         (3.77)              8.56

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which September 11, 1995 was the initial public offering date) for the one year and 5-year average annual periods are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares. The Class Y since inception average annual returns are not comparable to Class A, B and C shares due to the timing differences in the commencement of initial public offerings.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been (26.02)%, (1.51)% and 1.02%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 28, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (25.60)%, (1.00)% and 9.10% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been (25.95)%.
(7) For the period April 4, 1995 (commencement of investment operations) through March 31, 2003, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                                 DOLLARS
            CLASS A SHARES  CLASS C SHARES   RUSSELL 2000 INDEX
 3-Apr-95           $9,450         $10,000              $10,000
30-Sep-95          $11,963         $12,625              $12,000
31-Mar-96          $12,698         $13,361              $12,885
30-Sep-96          $14,139         $14,824              $13,576
31-Mar-97          $14,187         $14,845              $13,543
30-Sep-97          $18,528         $19,337              $18,081
31-Mar-98          $20,832         $21,689              $19,233
30-Sep-98          $14,885         $15,462              $14,643
31-Mar-99          $16,610         $17,203              $16,107
30-Sep-99          $18,898         $19,525              $17,435
31-Mar-00          $22,956         $23,671              $22,114
30-Sep-00          $21,984         $22,601              $21,513
31-Mar-01          $20,283         $20,813              $18,724
30-Sep-01          $19,578         $20,028              $16,951
31-Mar-02          $24,037         $24,508              $21,342
30-Sep-02          $17,022         $17,291              $15,374
31-Mar-03          $16,361         $16,555              $15,588

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                           SMALL CAP VALUE PORTFOLIO

Class A shares                        $16,361
Class C shares                         16,555
Russell 2000 Index                     15,588

                                               TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                              -------------------------------------------------
                                                                5-YEAR         SINCE INCEPTION
                                              ONE YEAR      AVERAGE ANNUAL    AVERAGE ANNUAL(7)
                                              --------      --------------    -----------------
     Small Cap Value Portfolio(2)
          Class A shares(5) .................   (35.70)%         (5.79)%           6.35%
          Class B shares(4) .................   (35.65)          (5.55)           (2.20)
          Class C shares(6) .................   (33.08)          (5.25)            6.51
          Class Y shares(3) .................   (31.59)          (4.25)            6.61
     Russell 2000 Index(1) ..................   (26.96)          (4.12)            5.71

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses, and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which June 22, 1995 was the initial public offering date) are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been (32.52)%, (5.28)% and (2.07)%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 21, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (31.94)%, (4.72)% and 7.11%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been (32.45)%.
(7) For the period April 3, 1995 (commencement of investment operations) through March 31, 2003, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                             Alpha Growth Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(4)(5) VS. ITS BROAD-BASED INDEX

                                        DOLLARS
            CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  S&P 500 COMPOSITE INDEX
31-Dec-97           $9,450         $10,000         $10,000                  $10,000
31-Mar-98          $10,553         $11,149         $11,149                  $11,395
30-Sep-98           $9,515         $10,024         $10,024                  $10,600
31-Mar-99          $13,664         $14,338         $14,348                  $13,498
30-Sep-99          $13,428         $14,046         $14,055                  $13,547
31-Mar-00          $16,735         $17,468         $17,477                  $15,920
30-Sep-00          $14,643         $15,246         $15,258                  $15,346
31-Mar-01          $13,215         $13,738         $13,739                  $12,469
30-Sep-01          $12,102         $12,544         $12,546                  $11,261
31-Mar-02          $14,863         $15,367         $15,377                  $12,499
30-Sep-02          $12,456         $12,862         $12,857                   $8,954
31-Mar-03          $12,281         $12,564         $12,681                   $9,403

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                             ALPHA GROWTH PORTFOLIO

Class A shares                $12,281
Class B shares                 12,564
Class C shares                 12,681
S&P 500 Composite Index         9,403

                                                TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                              ----------------------------------------------------
                                                                 5-YEAR           SINCE INCEPTION
                                              ONE YEAR       AVERAGE ANNUAL      AVERAGE ANNUAL(3)
                                              --------       --------------      -----------------
     Alpha Growth Portfolio(2)
          Class A shares(4) .................   (21.92)%          1.92%                  3.99%
          Class B shares(5) .................   (21.72)           2.21                   4.44
          Class C shares(6) .................   (18.36)           2.60                   4.62
     S&P 500 Composite Index(1) .............   (24.76)          (3.77)                 (0.48)

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2003.
(4) Reflects the initial maximum sales charge of 5.50%, for each period. Without the applicable sales charge, the total returns would have been (17.36)%, 3.08% and 5.12%, respectively, for each period shown.
(5) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been (17.60)%, 2.58% and 4.60%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been (17.54)%.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(5)(6) VS. ITS BROAD-BASED INDEX

                                   DOLLARS
            CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  MSCI EAFE INDEX
31-Dec-97           $9,450         $10,000         $10,000          $10,000
31-Mar-98          $10,843         $11,458         $11,458          $11,479
30-Sep-98          $10,197         $10,751         $10,751           $9,966
31-Mar-99          $11,924         $12,544         $12,545          $12,209
30-Sep-99          $13,507         $14,170         $14,171          $13,086
31-Mar-00          $22,141         $23,164         $23,165          $15,311
30-Sep-00          $17,028         $17,768         $17,769          $13,535
31-Mar-01          $14,173         $14,754         $14,745          $11,380
30-Sep-01          $11,652         $12,086         $12,086           $9,708
31-Mar-02          $11,821         $12,240         $12,241          $10,444
30-Sep-02           $9,367          $9,675          $9,676           $8,226
31-Mar-03           $8,327          $8,480          $8,573           $8,047

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                         INTERNATIONAL EQUITY PORTFOLIO

Class A shares                $8,327
Class B shares                 8,480
Class C shares                 8,573
MSCI EAFE Index                8,047

                                               TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
                                              -------------------------------------------------
                                                               5-YEAR          SINCE INCEPTION
                                              ONE YEAR     AVERAGE ANNUAL     AVERAGE ANNUAL(3)
                                              --------     --------------     -----------------
     International Equity(2)
          Class A shares(5) .................   (33.44)%      (6.21)%             (3.43)%
          Class B shares(6) .................   (33.53)       (6.02)              (3.09)
          Class C shares(7) .................   (30.66)       (5.63)              (2.89)
          Class Y Shares(4) .................   (29.07)         N/A              (23.91)
     MSCI EAFE Index(1) .....................   (22.95)       (6.86)              (3.65)

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2003.
(4) The returns of Class Y (for which July 5, 2001 was the initial public offering date) for the one year period are higher than Class A, B and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares. The Class Y since inception average annual returns are not comparable to Class A, B and C shares due to the timing differences in the commencement of initial public offerings.
(5) Reflects the initial maximum sales charge of 5.50%, for each period. Without the applicable sales charge, the total returns would have been (29.58)%, (5.15)% and (2.38)% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, total returns would have been (30.03)%, (5.65)% and (2.91)%, respectively, for each period shown.
(7) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2003 would have been (29.96)%.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK  INDUSTRY                                                                       NET ASSETS
----  ---------------------------------------------------------------------------    ----------
  1.  Pharmaceutical Preparations ...............................................       6.81
  2.  Eating Places .............................................................       4.77
  3.  Cable & Other Pay TV Services .............................................       4.02
  4.  Drilling Oil & Gas Wells ..................................................       3.84
  5.  Surgical & Medical Instruments ............................................       3.43
  6.  Bank Holding Companies ....................................................       3.34
  7.  Security Brokers & Dealers ................................................       3.21
  8.  Crude Petroleum & Natural Gas .............................................       3.19
  9.  Prepackaged Software ......................................................       3.12
 10.  Telephone Communications ..................................................       3.06

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                    PERCENT OF
RANK  HOLDINGS                                          INDUSTRY                    NET ASSETS
----  -------------------------------------  -----------------------------------    ----------
  1.  Pfizer Inc. .........................  Pharmaceutical Preparations                4.44
  2.  Comcast Corp. .......................  Cable & Other Pay TV Services              4.02
  3.  Lehman Brothers Holdings Inc. .......  Security Brokers & Dealers                 3.21
  4.  DoubleClick, Inc. ...................  Advertising                                2.95
  5.  MetLife, Inc. .......................  Life Insurance                             2.77
  6.  Wendy's International, Inc. .........  Eating Places                              2.70
  7.  Analog Devices, Inc. ................  Semiconductors & Related Devices           2.70
  8.  Cisco Systems, Inc. .................  Computer Peripheral Equipment              2.67
  9.  Eaton Vance Corp. ...................  Investment Advisory Service                2.53
 10.  Constellation Brands, Inc. ..........  Wines, Brandy & Brandy Spirits             2.46

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK  INDUSTRY                                                                       NET ASSETS
----  ---------------------------------------------------------------------------    ----------
  1.  Bank Holding Companies ....................................................       6.63
  2.  Pharmaceutical Preparations ...............................................       6.55
  3.  Semiconductors & Related Devices ..........................................       4.04
  4.  Eating Places .............................................................       3.91
  5.  Drilling Oil & Gas Wells ..................................................       3.83
  6.  Prepackaged Software ......................................................       3.74
  7.  Business Services .........................................................       3.16
  8.  Biological Products .......................................................       2.64
  9.  Business Consulting .......................................................       2.42
 10.  Real Estate Investment Trusts .............................................       2.24

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                        PERCENT OF
RANK  HOLDINGS                                              INDUSTRY                    NET ASSETS
----  ----------------------------------------   -----------------------------------    ----------
  1.  Laboratory Corp. of America Holdings ...   Pharmaceutical Preparations                2.98
  2.  FTI Consulting, Inc. ...................   Business Consulting                        2.42
  3.  Regis Corp. ............................   Beauty Shops                               2.02
  4.  Praxair, Inc. ..........................   Chemicals & Allied Products                1.77
  5.  Constellation Brands, Inc. .............   Wines, Brandy & Brandy Spirits             1.76
  6.  American Standard Cos. Inc. ............   Refrigeration & Heating Equipment          1.73
  7.  National Commerce Financial Corp. ......   National Banks                             1.72
  8.  ALLTEL Corp. ...........................   Telephone Communications                   1.69
  9.  Lehman Brothers Holdings Inc. ..........   Security Brokers & Dealers                 1.68
 10.  Banknorth Group, Inc. ..................   Bank Holding Companies                     1.65

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK  INDUSTRY                                                                       NET ASSETS
----  ---------------------------------------------------------------------------    ----------
  1.  Bank Holding Companies ....................................................       9.05
  2.  Department Stores .........................................................       5.38
  3.  Crude Petroleum & Natural Gas .............................................       5.06
  4.  Motion Picture & Video Production .........................................       3.99
  5.  Life Insurance ............................................................       3.51
  6.  General Medical & Surgical Hospitals ......................................       3.34
  7.  Electric Services .........................................................       3.32
  8.  Woodworking Machinery .....................................................       3.31
  9.  Accident & Health Insurance ...............................................       3.26
 10.  Semiconductors & Related Devices ..........................................       3.20

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                              PERCENT OF
RANK  HOLDINGS                                                 INDUSTRY                       NET ASSETS
----  ------------------------------------------   -------------------------------------      ----------
  1.  Liberty Media Corp. ......................   Motion Picture & Video Production            3.99
  2.  Lincoln National Corp. ...................   Life Insurance                               3.51
  3.  Washington Mutual, Inc. ..................   Bank Holding Companies                       3.48
  4.  PNC Financial Services Group, Inc. (The) .   Bank Holding Companies                       3.42
  5.  HCA Inc. .................................   General Medical & Surgical Hospitals         3.34
  6.  FPL Group, Inc. ..........................   Electric Services                            3.32
  7.  Pentair, Inc. ............................   Woodworking Machinery                        3.31
  8.  AFLAC Inc. ...............................   Accident & Health Insurance                  3.26
  9.  National Semiconductor Corp. .............   Semiconductors & Related Devices             3.20
 10.  Sunoco, Inc. .............................   Petroleum Refining                           3.19

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                            Intrinsic Value Portfolio

                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK  INDUSTRY                                                                       NET ASSETS
----  ---------------------------------------------------------------------------    ----------
  1.  Bank Holding Companies ....................................................       10.06
  2.  Motion Picture & Video Production .........................................        5.46
  3.  Petroleum Refining ........................................................        4.95
  4.  National Banks ............................................................        4.92
  5.  Pharmaceutical Preparations ...............................................        4.65
  6.  Department Stores .........................................................        4.39
  7.  Telephone Communications ..................................................        4.31
  8.  Fire, Marine & Casualty Insurance .........................................        4.16
  9.  Commercial Banks ..........................................................        3.98
 10.  Life Insurance ............................................................        3.61

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                              PERCENT OF
RANK  HOLDINGS                                                 INDUSTRY                       NET ASSETS
----  ------------------------------------------   -------------------------------------      ----------
  1.  Citigroup Inc. ...........................   Commercial Banks                              3.98
  2.  Liberty Media Corp. ......................   Motion Picture & Video Production             3.62
  3.  Fannie Mae ...............................   U.S. Government Agency                        3.10
  4.  Bank of America Corp. ....................   Bank Holding Companies                        2.96
  5.  General Electric Co. .....................   Electric & Electronic Equipment               2.95
  6.  Interpublic Group of Cos., Inc. (The) ....   Advertising Agencies                          2.91
  7.  American International Group, Inc. .......   Fire, Marine & Casualty Insurance             2.63
  8.  J.P. Morgan Chase & Co. ..................   Bank Holding Companies                        2.62
  9.  McDonald's Corp. .........................   Eating Places                                 2.60
 10.  MGIC Investment Corp. ....................   Holding Offices                               2.58

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK  INDUSTRY                                                                       NET ASSETS
----  ---------------------------------------------------------------------------    ----------
  1.  Bank Holding Companies ....................................................       7.83
  2.  Real Estate Investment Trusts .............................................       7.23
  3.  Electric Services .........................................................       4.40
  4.  Semiconductors & Related Devices ..........................................       3.78
  5.  State Banks ...............................................................       3.39
  6.  Information Retrieval Services ............................................       3.16
  7.  Alkalies & Chlorine .......................................................       3.08
  8.  Oil & Gas Field Services ..................................................       3.06
  9.  Analytical Instruments ....................................................       2.82
 10.  Plastics Products .........................................................       2.69

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                              PERCENT OF
RANK  HOLDINGS                                                 INDUSTRY                       NET ASSETS
----  ------------------------------------------   -------------------------------------      ----------
  1.  FactSet Research Systems Inc. ............   Information Retrieval Services                3.16
  2.  Olin Corp. ...............................   Alkalies & Chlorine                           3.08
  3.  Key Energy Services, Inc. ................   Oil & Gas Field Services                      3.06
  4.  Tupperware Corp. .........................   Plastics Products                             2.69
  5.  Glenborough Realty Trust Inc. ............   Real Estate Investment Trusts                 2.63
  6.  First BanCorp. ...........................   State Banks                                   2.63
  7.  Adaptec, Inc. ............................   Electronic Computers                          2.62
  8.  Electronics For Imaging, Inc. ............   Prepackaged Software                          2.55
  9.  Mueller Industries, Inc. .................   Copper Foundries                              2.55
 10.  Renal Care Group, Inc. ...................   Kidney Dialysis Centers                       2.55

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                             Alpha Growth Portfolio

                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK  INDUSTRY                                                                       NET ASSETS
----  ---------------------------------------------------------------------------    ----------
  1.  Prepackaged Software ......................................................       5.59
  2.  Bank Holding Companies ....................................................       5.35
  3.  Business Services .........................................................       4.26
  4.  Crude Petroleum & Natural Gas .............................................       4.13
  5.  Computer Peripheral Equipment .............................................       4.06
  6.  Electric & Other Services Combined ........................................       3.88
  7.  Electric Services .........................................................       3.54
  8.  Newspapers ................................................................       3.48
  9.  Photographic Equipment & Supplies .........................................       3.47
 10.  Misc. Food Stores .........................................................       2.46

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                 PERCENT OF
RANK  HOLDINGS                                                    INDUSTRY                       NET ASSETS
----  ----------------------------------------------  -------------------------------------      ----------
  1.  Starbucks Corp. ..............................  Misc. Food Stores                             2.46
  2.  eBay Inc. ....................................  Business Services                             2.46
  3.  Genzyme General ..............................  Diagnostic Substances                         2.44
  4.  Apollo Group, Inc. ...........................  Colleges & Universities                       2.21
  5.  Burlington Resources Inc. ....................  Crude Petroleum & Natural Gas                 2.21
  6.  Expeditors International of Washington, Inc. .  Freight Transportation Arrangement            2.17
  7.  Lexmark International, Inc. ..................  Computer Peripheral Equipment                 2.16
  8.  PACCAR Inc. ..................................  Construction Machinery                        2.12
  9.  International Game Technology ................  Manufacturing Industries                      2.12
 10.  Avon Products, Inc. ..........................  Toilet Preparations                           2.10

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed. All holdings were equally weighted on January 1, 2003. Differences in percentage holdings of each security after January 1, 2003 are due to market movement.

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                                 MARCH 31, 2003
                                   (UNAUDITED)

================================================================================

                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK  INDUSTRY                                                                       NET ASSETS
----  ---------------------------------------------------------------------------    ----------
  1.  Foreign Banks, Branches & Agencies ........................................       10.95
  2.  Photographic Equipment & Supplies .........................................        6.18
  3.  Pharmaceutical Preparations ...............................................        5.46
  4.  Telephone Communications ..................................................        4.94
  5.  Radio & Telephone Communications ..........................................        4.57
  6.  Television Broadcasting ...................................................        4.38
  7.  Coal, Other Minerals & Ores ...............................................        4.19
  8.  Metal Ores ................................................................        3.93
  9.  Bank Holding Companies ....................................................        3.83
 10.  Electronic Components .....................................................        3.60

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                 PERCENT OF
RANK  HOLDINGS                                                    INDUSTRY                       NET ASSETS
----  ----------------------------------------------  -------------------------------------      ----------
  1.  Vodafone Group plc ...........................  Radio & Telephone Communications              4.21
  2.  BHP Billiton Ltd. ............................  Coal, Other Minerals & Ores                   4.19
  3.  Canon, Inc. ..................................  Photographic Equipment & Supplies             4.04
  4.  Rio Tinto plc ................................  Metal Ores                                    3.93
  5.  British Sky Broadcasting Group plc ...........  Television Broadcasting                       3.86
  6.  Standard Chartered plc .......................  Foreign Banks, Branches & Agencies            3.84
  7.  HSBC Holdings plc ............................  Bank Holding Companies                        3.83
  8.  Nokia Oyj ....................................  Communications Equipment                      2.44
  9.  News Corp. Ltd. (The) ........................  Newspapers                                    2.41
 10.  Telefonica, S.A. .............................  Telephone Communications                      2.34

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 102.42%

            ADVERTISING - 2.95%
4,450,000   DoubleClick, Inc.++* .............................    $   34,576,500
                                                                  --------------

            AUTO & HOME SUPPLY STORES - 1.82%
  310,000   AutoZone, Inc.* ..................................        21,300,100
                                                                  --------------

            BANK HOLDING COMPANIES - 3.34%
  350,000   Bank of America Corp. ............................        23,394,000
  450,000   Sovereign Bancorp, Inc. ..........................         6,232,500
  270,000   Washington Mutual, Inc. ..........................         9,522,900
                                                                  --------------
                                                                      39,149,400
                                                                  --------------

            BIOLOGICAL PRODUCTS - 2.41%
  490,000   Amgen Inc.* ......................................        28,199,500
                                                                  --------------

            BLAST FURNACES & STEEL MILLS - 0.96%
  295,000   Nucor Corp. ......................................        11,260,150
                                                                  --------------

            BOOK PUBLISHING - 0.60%
  260,000   Scholastic Corp.++ * .............................         6,994,000
                                                                  --------------

            BOOK STORES - 1.95%
1,200,000   Barnes & Noble, Inc.++ * .........................        22,788,000
                                                                  --------------

            BOTTLED & CANNED SOFT DRINKS - 1.98%
  580,000   PepsiCo, Inc. ....................................        23,200,000
                                                                  --------------

            BUSINESS SERVICES - 0.57%
  330,000   Watson Wyatt & Co. Holdings+ * ...................         6,633,000
                                                                  --------------

            CABLE & OTHER PAY TV SERVICES - 4.02%
1,710,000   Comcast Corp., Special Class A* ..................        47,007,900
                                                                  --------------

            CIRCUIT BOARDS - 2.45%
3,290,000   Flextronics International Ltd.* ..................        28,688,800
                                                                  --------------

            COMMERCIAL BANKS - 2.44%
  830,000   Citigroup Inc. ...................................        28,593,500
                                                                  --------------

            COMMERCIAL NONPHYSICAL RESEARCH - 0.39%
  100,000   Moody's Corp.+ ...................................         4,623,000
                                                                  --------------

            COMPUTER PERIPHERAL EQUIPMENT - 2.67%
2,410,000   Cisco Systems, Inc.* .............................        31,281,800
                                                                  --------------

            COMPUTER RELATED SERVICES - 1.71%
8,000,000   CNET Networks, Inc.^*(a) .........................        20,080,000
                                                                  --------------

            CRUDE PETROLEUM & NATURAL GAS - 3.19%
  463,000   Apache Corp. .....................................    $   28,585,620
  440,000   Ocean Energy, Inc. ...............................         8,800,000
                                                                  --------------
                                                                      37,385,620
                                                                  --------------

            DRILLING OIL & GAS WELLS - 3.84%
  970,000   GlobalSantaFe Corp. ..............................        20,030,500
  790,000   Noble Corp.+* ....................................        24,821,800
                                                                  --------------
                                                                      44,852,300
                                                                  --------------

            DRUG STORES & PROPRIETARY STORES - 2.24%
1,100,000   CVS Corp. ........................................        26,235,000
                                                                  --------------

            DRUGS, PROPRIETARIES & SUNDRIES - 2.29%
  470,000   Cardinal Health, Inc. ............................        26,775,900
                                                                  --------------

            EATING PLACES - 4.77%
  860,000   Applebee's International, Inc. ...................        24,114,400
1,150,000   Wendy's International, Inc. ......................        31,636,500
                                                                  --------------
                                                                      55,750,900
                                                                  --------------

            ELECTRIC SERVICES - 0.36%
2,600,000   Mirant Corp.++* ..................................         4,160,000
                                                                  --------------

            ELECTRONIC RESISTORS - 2.00%
2,300,000   Vishay Intertechnology, Inc.++* ..................        23,414,000
                                                                  --------------

            HEALTH & ALLIED SERVICES - 2.03%
  310,000   WellPoint Health Networks Inc.+* .................        23,792,500
                                                                  --------------

            HOBBY, TOY & GAME SHOPS - 1.50%
2,100,000   Toys "R" Us, Inc.+* ..............................        17,577,000
                                                                  --------------

            INFORMATION RETRIEVAL SERVICES - 0.32%
3,870,000   SportsLine.com, Inc.^*(a) ........................         3,792,600
                                                                  --------------

            INVESTMENT ADVISORY SERVICE - 2.53%
1,110,000   Eaton Vance Corp.++ ..............................        29,670,300
                                                                  --------------

            LIFE INSURANCE - 2.77%
1,230,000   MetLife, Inc. ....................................        32,447,400
                                                                  --------------

            PAPERBOARD MILLS - 1.12%
  980,000   Smurfit-Stone Container Corp.* ...................        13,091,820
                                                                  --------------

            PETROLEUM REFINING - 1.31%
  440,000   Exxon Mobil Corp. ................................        15,378,000
                                                                  --------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            PHARMACEUTICAL PREPARATIONS - 6.81%
  930,000   Laboratory Corp. of America Holdings+* ...........    $   27,574,500
1,670,000   Pfizer Inc. ......................................        52,037,200
                                                                  --------------
                                                                      79,611,700
                                                                  --------------

            PREPACKAGED SOFTWARE - 3.12%
2,180,000   E.piphany, Inc.^* ................................         8,676,400
1,150,000   Microsoft Corp. ..................................        27,841,500
                                                                  --------------
                                                                      36,517,900
                                                                  --------------

            PUBLIC BUILDING & RELATED FURNITURE - 1.96%
  650,000   Lear Corp.* ......................................        22,977,500
                                                                  --------------

            RAILROADS - 2.25%
  480,000   Union Pacific Corp.+ .............................        26,400,000
                                                                  --------------

            REAL ESTATE INVESTMENT TRUSTS - 2.00%
  630,000   Chelsea Property Group, Inc. .....................        23,467,500
                                                                  --------------

            REFRIGERATION & HEATING EQUIPMENT - 2.35%
  400,000   American Standard Cos. Inc.* .....................        27,508,000
                                                                  --------------

            SECURITY BROKERS & DEALERS - 3.21%
  650,000   Lehman Brothers Holdings Inc.(b) .................        37,537,500
                                                                  --------------

            SECURITY SYSTEMS SERVICES - 1.43%
1,300,000   Tyco International Ltd.++ ........................        16,718,000
                                                                  --------------

            SEMICONDUCTORS & RELATED DEVICES - 2.70%
1,150,000   Analog Devices, Inc.* ............................        31,625,000
                                                                  --------------

            SOAP & OTHER DETERGENTS - 2.09%
  275,000   Procter & Gamble Co. (The) .......................        24,488,750
                                                                  --------------

            SPECIAL INDUSTRY MACHINERY - 0.95%
  410,000   Novellus Systems, Inc.* ..........................        11,180,700
                                                                  --------------

            SURETY INSURANCE - 2.07%
  480,000   Ambac Financial Group, Inc.+ .....................        24,249,600
                                                                  --------------

            SURGICAL & MEDICAL INSTRUMENTS - 3.43%
  490,000   Boston Scientific Corp.* .........................        19,972,400
3,130,000   Intuitive Surgical, Inc.++*(a) ...................        20,219,800
                                                                  --------------
                                                                      40,192,200
                                                                  --------------

            TELEPHONE COMMUNICATIONS - 3.06%
  340,000   ALLTEL Corp. .....................................    $   15,218,400
4,720,000   Sprint Corp. (PCS Group)+++* .....................        20,579,200
                                                                  --------------
                                                                      35,797,600
                                                                  --------------

            TRANSMISSION EQUIPMENT - 0.51%
  320,000   Kaydon Corp. .....................................         6,022,400
                                                                  --------------

            WINES, BRANDY & BRANDY SPIRITS - 2.46%
1,270,000   Constellation Brands, Inc., Class A* .............        28,829,000
                                                                  --------------

            X-RAY APPARATUS & TUBES - 1.49%
  500,000   DENTSPLY International Inc. ......................        17,395,000
                                                                  --------------
            Total Common Stocks
              (cost -- $1,535,656,140) .......................     1,199,217,340
                                                                  --------------

            SHORT-TERM INVESTMENT -- 0.00%
            INVESTMENT COMPANY - 0.00%

       91   Federated Government Obligations
              1.16%^**
              (cost - $91) ...................................                91
                                                                  --------------
            Total Investments -- 102.42%
              (cost - $1,535,656,231) ........................     1,199,217,431
            Securities Lending Collateral(c) -- 4.85%                 56,772,017
            Liabilities in excess of other
              assets -- (7.27)% ..............................       (85,088,431)
                                                                  --------------
            Net Assets -- 100.00% ............................    $1,170,901,017
                                                                  ==============

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            SHORT SALES OF COMMON STOCKS -- (1.08)%
            GROCERY STORES - (0.03)%
   80,000   Great Atlantic & Pacific
              Tea Co., Inc. (The)++++* .......................       $   344,800
                                                                     -----------

            ICE CREAM & FROZEN DESSERTS - (0.71)%
  120,000   Dreyer's Grand Ice Cream, Inc.++++ ...............         8,318,400
                                                                     -----------

            MOTOR VEHICLES & CAR BODIES - (0.34)%
  160,000   Navistar International Corp.++++ .................         3,937,600
                                                                     -----------
            Total Short Sales of Common Stocks
              (proceeds received - $12,228,002) ..............       $12,600,800
                                                                     ===========

----------
Unless otherwise indicated, all common stocks held long are ranked as five stars.
+     Currently ranked as four stars.
++    Currently ranked as three stars.
+++   Currently ranked as two stars.
++++  Currently ranked as one star.
^     Not ranked by stars.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.
(a) Affiliated company; see additional disclosure in the financial statements and notes thereto.
(b) A portion of this security is used as collateral for securities sold short.
(c)   Cash collateral invested in various money market mutual funds.

S&P STARS RANKING:
Five stars -- Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars -- Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars -- Avoid -- Expect to be a below average performer.
One star -- Sell -- Expect to be a well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       S&P STARS Opportunities Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS - 97.60%

            ADVERTISING - 0.74%
   45,400   DoubleClick, Inc.++* .............................       $   352,758
                                                                     -----------

            ALUMINUM FOUNDRIES - 0.95%
   16,000   Newell Rubbermaid Inc. ...........................           453,600
                                                                     -----------

            ANALYTICAL INSTRUMENTS - 0.81%
   32,000   Molecular Devices Corp.^* ........................           387,200
                                                                     -----------

            AUTO & HOME SUPPLY STORES - 0.86%
    6,000   AutoZone, Inc.* ..................................           412,260
                                                                     -----------

            BAGS - PLASTIC, LAMINATED & COATED - 1.07%
   25,200   Pactiv Corp.+* ...................................           511,560
                                                                     -----------

            BANK HOLDING COMPANIES - 6.63%
   36,000   Banknorth Group, Inc. ............................           785,159
   15,000   City National Corp. ..............................           659,100
   17,000   Commerce Bancorp, Inc. ...........................           675,580
   18,000   Compass Bancshares, Inc. .........................           562,860
   34,000   Sovereign Bancorp, Inc. ..........................           470,900
                                                                     -----------
                                                                       3,153,599
                                                                     -----------

            BEAUTY SHOPS - 2.02%
   38,600   Regis Corp.+ .....................................           961,526
                                                                     -----------

            BIOLOGICAL PRODUCTS - 2.64%
   13,000   Cephalon, Inc.* ..................................           519,220
   24,200   Invitrogen Corp.* ................................           741,246
                                                                     -----------
                                                                       1,260,466
                                                                     -----------

            BLAST FURNACES & STEEL MILLS - 1.20%
   15,000   Nucor Corp. ......................................           572,550
                                                                     -----------

            BOOK PUBLISHING - 0.76%
   13,450   Scholastic Corp.++* ..............................           361,805
                                                                     -----------

            BOOK STORES - 1.22%
   30,550   Barnes & Noble, Inc.++*(a) .......................           580,145
                                                                     -----------

            BUSINESS CONSULTING - 2.42%
   25,000   FTI Consulting, Inc.* ............................         1,155,500
                                                                     -----------

            BUSINESS SERVICES - 3.16%
   41,000   Cendant Corp.+* ..................................           520,700
   10,000   Fair, Issac & Co., Inc. ..........................           508,200
   23,900   Watson Wyatt & Co. Holdings+* ....................           480,390
                                                                     -----------
                                                                       1,509,290
                                                                     -----------

            CALCULATING & ACCOUNTING EQUIPMENT - 1.00%
   14,000   Diebold, Inc.++ ..................................       $   475,160
                                                                     -----------

            CHEMICALS & ALLIED PRODUCTS - 1.77%
   15,000   Praxair, Inc. ....................................           845,250
                                                                     -----------

            CIRCUIT BOARDS - 1.43%
   78,200   Flextronics International Ltd.* ..................           681,904
                                                                     -----------

            COLLEGES & UNIVERSITIES - 0.99%
   12,000   Corinthian Colleges, Inc.* .......................           474,000
                                                                     -----------

            COMMERCIAL NONPHYSICAL RESEARCH - 0.39%
    4,000   Moody's Corp.+ ...................................           184,920
                                                                     -----------

            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.02%
    1,000   Cadence Design Systems, Inc.+* ...................            10,000
                                                                     -----------

            COMPUTER PROGRAMMING SERVICES -- 0.15%
   30,000   Aspen Technology, Inc.^* .........................            72,000
                                                                     -----------

            COMPUTERS, PERIPHERALS & SOFTWARE - 0.80%
   16,000   Tech Data Corp.++* ...............................           383,040
                                                                     -----------

            CRUDE PETROLEUM & NATURAL GAS - 1.98%
    5,000   Apache Corp. .....................................           308,700
   14,000   Evergreen Resources, Inc.* .......................           634,340
                                                                     -----------
                                                                         943,040
                                                                     -----------

            DATA PROCESSING & PREPARATION - 1.48%
   16,000   Affiliated Computer Services, Inc., Class A* .....           708,160
                                                                     -----------

            DEEP SEA PASSENGER TRANSPORTATION - 0.69%
   22,000   Royal Caribbean Cruises Ltd.^ ....................           330,660
                                                                     -----------

            DRILLING OIL & GAS WELLS - 3.83%
   27,950   GlobalSantaFe Corp. ..............................           577,168
   18,000   Nabors Industries Ltd.* ..........................           717,660
   16,900   Noble Corp.+* ....................................           530,998
                                                                     -----------
                                                                       1,825,826
                                                                     -----------

            EATING PLACES - 3.91%
   25,000   Applebee's International, Inc. ...................           701,000
   20,000   Brinker International, Inc.++* ...................           610,000
    3,000   P.F. Chang's China Bistro, Inc.* .................           111,000
   16,000   Wendy's International, Inc. ......................           440,160
                                                                     -----------
                                                                       1,862,160
                                                                     -----------

            ELECTRIC SERVICES - 0.46%
   18,000   DQE, Inc.+++ .....................................           219,420
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            ELECTRONIC COMPONENTS - 1.13%
   38,000   American Power Conversion Corp.++* ...............       $   541,120
                                                                     -----------

            ELECTRONIC COMPUTERS - 1.26%
  100,000   Adaptec, Inc.++* .................................           603,000
                                                                     -----------

            FIRE, MARINE & CASUALTY INSURANCE - 0.09%
    1,000   Chubb Corp. (The)+ ...............................            44,320
                                                                     -----------

            FURNITURE STORES - 0.62%
   15,000   Furniture Brands International, Inc.+* ...........           293,400
                                                                     -----------

            GAS TRANSMISSION & DISTRIBUTION - 1.12%
   18,000   Questar Corp. ....................................           532,260
                                                                     -----------

            GENERAL INDUSTRIAL MACHINERY - 0.16%
    4,000   ATMI Inc.* .......................................            77,040
                                                                     -----------

            HAND & EDGE TOOLS - 0.50%
    7,000   SPX Corp.+* ......................................           239,120
                                                                     -----------

            HEALTH & ALLIED SERVICES - 1.29%
    8,000   WellPoint Health Networks Inc.+* .................           614,000
                                                                     -----------

            HEAVY CONSTRUCTION - 1.41%
   16,000   Jacobs Engineering Group Inc.* ...................           672,160
                                                                     -----------

            HOBBY, TOY & GAME SHOPS - 0.84%
   48,000   Toys "R" Us, Inc.+* ..............................           401,760
                                                                     -----------

            INFORMATION RETRIEVAL SERVICES - 0.95%
   14,000   FactSet Research Systems Inc.+ ...................           454,300
                                                                     -----------

            INVESTMENT ADVISORY SERVICE - 1.06%
   19,000   Eaton Vance Corp.++ ..............................           507,870
                                                                     -----------

            LIFE INSURANCE - 1.33%
   24,000   MetLife, Inc. ....................................           633,120
                                                                     -----------

            MATTRESSES & BEDSPRINGS - 0.80%
   21,000   Leggett & Platt, Inc.+ ...........................           383,880
                                                                     -----------

            MEN'S & BOYS' CLOTHING - 0.90%
   14,000   Quiksilver, Inc.* ................................           428,680
                                                                     -----------

            MISC. HOME FURNISHING STORES - 0.47%
   11,000   Linens 'n Things, Inc.++* ........................           223,520
                                                                     -----------

            MOTOR VEHICLES & CAR BODIES - 0.24%
    8,000   Federal Signal Corp. .............................       $   113,600
                                                                     -----------

            NATIONAL BANKS - 1.72%
   34,600   National Commerce Financial Corp. ................           820,020
                                                                     -----------

            OIL & GAS FIELD SERVICES - 1.45%
   20,100   BJ Services Co.+* ................................           691,239
                                                                     -----------

            PAPERBOARD MILLS - 1.12%
   40,100   Smurfit-Stone Container Corp.* ...................           535,696
                                                                     -----------

            PHARMACEUTICAL PREPARATIONS - 6.55%
    4,000   Barr Laboratories, Inc.* .........................           228,000
   13,000   Gilead Sciences, Inc.* ...........................           545,870
   48,000   Laboratory Corp. of America Holdings+* ...........         1,423,200
   25,000   SICOR Inc.^* .....................................           417,500
   12,000   Teva Pharmaceutical Industries Ltd., ADR .........           499,800
                                                                     -----------
                                                                       3,114,370
                                                                     -----------

            POULTRY SLAUGHTERING & PROCESSING - 0.55%
   34,000   Tyson Foods, Inc., Class A++ .....................           263,500
                                                                     -----------

            PREPACKAGED SOFTWARE - 3.74%
   17,000   Barra, Inc.^* ....................................           504,730
   19,000   Business Objects S.A., ADR^* .....................           310,650
   36,000   Sybase, Inc.* ....................................           466,200
    2,000   Symantec Corp.* ..................................            78,360
   10,000   Synopsys, Inc.+* .................................           425,600
                                                                     -----------
                                                                       1,785,540
                                                                     -----------

            PUBLIC BUILDING & RELATED FURNITURE - 0.59%
    8,000   Lear Corp.* ......................................           282,800
                                                                     -----------

            RADIO BROADCASTING - 0.42%
   15,000   Radio One, Inc., Class D++* ......................           198,600
                                                                     -----------

            RAILROADS - 1.38%
   12,000   Union Pacific Corp.+ .............................           660,000
                                                                     -----------

            REAL ESTATE INVESTMENT TRUSTS - 2.24%
   18,000   Chelsea Property Group, Inc. .....................           670,500
   13,000   Hospitality Properties Trust .....................           397,150
                                                                     -----------
                                                                       1,067,650
                                                                     -----------

            REFRIGERATION & HEATING EQUIPMENT - 1.73%
   12,000   American Standard Cos. Inc.* .....................           825,240
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            SECURITY BROKERS & DEALERS - 1.68%
   13,900   Lehman Brothers Holdings Inc. ....................       $   802,725
                                                                     -----------

            SEMICONDUCTORS & RELATED DEVICES - 4.04%
   14,000   Analog Devices, Inc.* ............................           385,000
   37,200   Exar Corp.++++* ..................................           472,812
   56,500   Fairchild Semiconductor International,
              Inc., Class A+* ................................           590,990
   89,000   GlobespanVirata, Inc.^* ..........................           400,500
    4,000   Microchip Technology, Inc.+ ......................            79,600
                                                                     -----------
                                                                       1,928,902
                                                                     -----------

            SINGLE-FAMILY HOUSING CONSTRUCTION - 1.23%
   11,000   Lennar Corp. .....................................           589,050
                                                                     -----------

            SPECIAL INDUSTRY MACHINERY - 0.23%
    4,000   Novellus Systems, Inc.* ..........................           109,080
                                                                     -----------

            SURETY INSURANCE - 1.17%
   11,000   Ambac Financial Group, Inc.+ .....................           555,720
                                                                     -----------

            SURGICAL & MEDICAL INSTRUMENTS - 2.09%
   18,000   Boston Scientific Corp.* .........................           733,680
   41,000   Intuitive Surgical, Inc.++* ......................           264,860
                                                                     -----------
                                                                         998,540
                                                                     -----------

            TELEPHONE COMMUNICATIONS - 1.69%
   18,000   ALLTEL Corp. .....................................           805,680
                                                                     -----------

            THEATRICAL PRODUCERS & SERVICES - 0.59%
    9,000   Westwood One, Inc.+* .............................           281,160
                                                                     -----------

            TRANSMISSION EQUIPMENT - 0.95%
   24,000   Kaydon Corp. .....................................           451,680
                                                                     -----------

            TRUCKING - 1.01%
   20,000   Yellow Corp.* ....................................           482,600
                                                                     -----------

            WINES, BRANDY & BRANDY SPIRITS - 1.76%
   37,000   Constellation Brands, Inc., Class A*(a) ..........           839,900
                                                                     -----------

            WOMEN'S READY-TO-WEAR STORES - 1.22%
   29,200   Chico's FAS, Inc.++* .............................           584,000
                                                                     -----------

            WOVEN CARPETS & RUGS - 0.90%
    9,000   Mohawk Industries, Inc.++* .......................           431,460
                                                                     -----------
            Total Common Stocks
              (cost - $46,727,732) ...........................        46,556,101
                                                                     -----------

            SHORT-TERM INVESTMENT - 1.30%
            INVESTMENT COMPANY - 1.30%
  620,056   Federated Government Obligations
              1.16%^**
              (cost - $620,056) ..............................       $   620,056
                                                                     -----------
            Total Investments -- 98.90%
              (cost - $47,347,788) ...........................        47,176,157
            Other assets in excess of liabilities -- 1.10% ...           524,577
                                                                     -----------
            Net Assets -- 100.00% ............................       $47,700,734
                                                                     ===========

            SHORT SALES OF COMMON STOCKS - (1.55)%
            AIR TRANSPORTATION - (0.02)%
    1,000   Delta Air Lines, Inc.++++ ........................             8,900
                                                                     -----------

            ELECTRONIC COMPUTERS - (0.36)%
    8,000   Cognex Corp.++++* ................................           169,360
                                                                     -----------

            HOTELS, MOTELS & TOURIST COURTS - (0.28)%
    5,000   Four Seasons Hotels Inc.++++ .....................           135,850
                                                                     -----------

            ICE CREAM & FROZEN DESSERTS - (0.73)%
    5,000   Dreyer's Grand Ice Cream, Inc.++++ ...............           346,600
                                                                     -----------

            SEMICONDUCTORS & RELATED DEVICES - (0.16)%
    4,000   International Rectifier Corp.++++* ...............            78,680
                                                                     -----------
            Total Short Sales of Common Stocks
            (proceeds received -- $684,748) ..................       $   739,390
                                                                     ===========

----------
ADR   American Depositary Receipts.
Unless otherwise indicated, all common stocks held long are ranked as five stars.
+     Currently ranked as four stars.
++    Currently ranked as three stars.
+++   Currently ranked as two stars.
++++  Currently ranked as one star.
^     Not ranked by stars.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.
(a) A portion of this security is used as collateral for securities sold short.

S&P STARS RANKING:
Five stars -- Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars -- Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars -- Avoid -- Expect to be a below average performer.
One star -- Sell -- Expect to be a well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 95.68%

            ACCIDENT & HEALTH INSURANCE - 3.26%
   27,800   AFLAC Inc. .......................................       $   890,990
                                                                     -----------

            ADVERTISING AGENCIES - 2.27%
   66,800   Interpublic Group of Cos., Inc. (The) ............           621,240
                                                                     -----------

            AIRCRAFT ENGINES & ENGINE PARTS - 2.98%
   14,100   United Technologies Corp. ........................           814,698
                                                                     -----------

            BANK HOLDING COMPANIES - 9.05%
   15,600   Comerica Inc. ....................................           590,928
   22,100   PNC Financial Services Group, Inc. (The) .........           936,598
   27,000   Washington Mutual, Inc. ..........................           952,290
                                                                     -----------
                                                                       2,479,816
                                                                     -----------

            CABLE & OTHER PAY TV SERVICES - 3.07%
    8,443   Comcast Corp., Class A* ..........................           241,385
   21,800   Comcast Corp., Special Class A* ..................           599,282
                                                                     -----------
                                                                         840,667
                                                                     -----------

            COMPUTER RELATED SERVICES - 1.29%
   20,000   Electronic Data Systems Corp. ....................           352,000
                                                                     -----------

            CREDIT REPORTING SERVICES - 2.59%
   18,500   Dun & Bradstreet Corp. (The)* ....................           707,625
                                                                     -----------

            CRUDE PETROLEUM & NATURAL GAS - 5.06%
    9,317   Apache Corp. .....................................           575,232
   30,800   Unocal Corp. .....................................           810,348
                                                                     -----------
                                                                       1,385,580
                                                                     -----------

            DEPARTMENT STORES - 5.38%
   33,100   May Department Stores Co. (The) ..................           658,359
   33,800   Sears, Roebuck & Co. .............................           816,270
                                                                     -----------
                                                                       1,474,629
                                                                     -----------

            EATING PLACES - 2.20%
   41,600   McDonald's Corp. .................................           601,536
                                                                     -----------

            ELECTRIC SERVICES - 3.32%
   15,400   FPL Group, Inc. ..................................           907,522
                                                                     -----------

            ELEVATORS & MOVING STAIRWAYS - 2.46%
   27,800   Dover Corp. ......................................           673,316
                                                                     -----------

            FLAT GLASS - 3.16%
   19,200   PPG Industries, Inc. .............................           865,536

            GENERAL MEDICAL & SURGICAL HOSPITALS - 3.34%
   22,100   HCA Inc. .........................................       $   914,056
                                                                     -----------

            GROCERY STORES - 2.73%
   39,400   Safeway Inc.* ....................................           745,842
                                                                     -----------

            HOLDING OFFICES - 2.64%
   18,400   MGIC Investment Corp. ............................           722,568
                                                                     -----------

            LIFE INSURANCE - 3.51%
   34,300   Lincoln National Corp. ...........................           960,400
                                                                     -----------

            LUMBER & OTHER BUILDING MATERIALS - 2.36%
   26,500   Home Depot, Inc. (The) ...........................           645,540
                                                                     -----------

            MOTION PICTURE & VIDEO PRODUCTION - 3.99%
  112,237   Liberty Media Corp., Class A* ....................         1,092,066
                                                                     -----------

            MOTORS & GENERATORS - 1.21%
    7,300   Emerson Electric Co. .............................           331,055
                                                                     -----------

            NATIONAL BANKS - 3.07%
   35,200   FleetBoston Financial Corp. ......................           840,576
                                                                     -----------

            NEWSPAPERS - 1.69%
    7,900   Knight-Ridder, Inc. ..............................           462,150
                                                                     -----------

            PERSONAL CREDIT INSTITUTIONS - 3.08%
   25,400   American Express Co. .............................           844,042
                                                                     -----------

            PETROLEUM REFINING - 3.19%
   23,900   Sunoco, Inc. .....................................           874,023
                                                                     -----------

            SANITARY PAPER PRODUCTS - 2.94%
   17,700   Kimberly-Clark Corp. .............................           804,642
                                                                     -----------

            SECURITY SYSTEMS SERVICES - 1.42%
   30,200   Tyco International Ltd. ..........................           388,372
                                                                     -----------

            SEMICONDUCTORS & RELATED DEVICES - 3.20%
   51,400   National Semiconductor Corp.* ....................           875,856
                                                                     -----------

            SURETY INSURANCE - 2.54%
   18,000   MBIA Inc. ........................................           695,520
                                                                     -----------

            TELEPHONE COMMUNICATIONS - 1.47%
   34,300   Sprint Corp. (FON Group) .........................           403,025
                                                                     -----------

            U.S. GOVERNMENT AGENCY - 2.22%
    9,300   Fannie Mae .......................................           607,755
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            WOMEN'S READY-TO-WEAR STORES - 1.68%
   35,700   Limited Brands, Inc. .............................       $   459,459
                                                                     -----------

            WOODWORKING MACHINERY - 3.31%
   25,600   Pentair, Inc. ....................................           904,960
                                                                     -----------
            Total Common Stocks
              (cost - $29,487,378) ...........................        26,187,062
                                                                     -----------

            SHORT-TERM INVESTMENT -- 4.53%
            INVESTMENT COMPANY - 4.53%
1,239,903   Federated Government Obligations 1.16%**
              (cost - $1,239,903) ............................       $ 1,239,903
                                                                     -----------
            Total Investments -- 100.21%
              (cost - $30,727,281) ...........................        27,426,965
            Liabilities in excess of other
              assets -- (0.21)% ..............................           (56,211)
                                                                     -----------
            Net Assets -- 100.00% ............................       $27,370,754
                                                                     ===========

----------
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            Intrinsic Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 95.60%

            ADVERTISING AGENCIES - 2.91%
  188,300   Interpublic Group of Cos., Inc. (The) ............       $ 1,751,190
                                                                     -----------

            AIRCRAFT ENGINES & ENGINE PARTS - 1.97%
   20,500   United Technologies Corp. ........................         1,184,490
                                                                     -----------

            BANK HOLDING COMPANIES - 10.06%
   26,700   Bank of America Corp. ............................         1,784,628
   66,500   J.P. Morgan Chase & Co. ..........................         1,576,715
   61,700   MBNA Corp. .......................................           928,585
   13,700   PNC Financial Services Group, Inc. (The) .........           580,606
   33,627   Washington Mutual, Inc. ..........................         1,186,024
                                                                     -----------
                                                                       6,056,558
                                                                     -----------

            CABLE & OTHER PAY TV SERVICES - 0.95%
   20,130   Comcast Corp., Class A* ..........................           575,517
                                                                     -----------

            COMMERCIAL BANKS - 3.98%
   69,633   Citigroup Inc. ...................................         2,398,857
                                                                     -----------

            COMPUTER RELATED SERVICES - 1.78%
   60,800   Electronic Data Systems Corp. ....................         1,070,080
                                                                     -----------

            CRUDE PETROLEUM & NATURAL GAS - 3.02%
   30,000   Occidental Petroleum Corp. .......................           898,800
   35,000   Unocal Corp. .....................................           920,850
                                                                     -----------
                                                                       1,819,650
                                                                     -----------

            DEPARTMENT STORES - 4.39%
   59,000   May Department Stores Co. (The) ..................         1,173,510
   60,900   Sears, Roebuck & Co. .............................         1,470,735
                                                                     -----------
                                                                       2,644,245
                                                                     -----------

            EATING PLACES - 2.60%
  108,400   McDonald's Corp. .................................         1,567,464
                                                                     -----------

            ELECTRIC & ELECTRONIC EQUIPMENT - 2.95%
   69,800   General Electric Co. .............................         1,779,900
                                                                     -----------

            ELECTRIC SERVICES - 1.26%
   12,900   FPL Group, Inc. ..................................           760,197
                                                                     -----------

            ELECTRONIC COMPUTERS - 1.78%
   69,100   Hewlett-Packard Co. ..............................         1,074,505
                                                                     -----------

            ELEVATORS & MOVING STAIRWAYS - 1.36%
   33,900   Dover Corp. ......................................           821,058
                                                                     -----------

            FIRE, MARINE & CASUALTY INSURANCE - 4.16%
   27,700   Allstate Corp. (The) .............................       $   918,809
   32,100   American International Group, Inc. ...............         1,587,345
                                                                     -----------
                                                                       2,506,154
                                                                     -----------

            GROCERY STORES - 1.50%
   47,700   Safeway Inc.* ....................................           902,961
                                                                     -----------

            HOLDING OFFICES - 2.58%
   39,600   MGIC Investment Corp. ............................         1,555,092
                                                                     -----------

            LIFE INSURANCE - 3.61%
   44,000   Lincoln National Corp. ...........................         1,232,000
   26,400   Torchmark Corp. ..................................           945,120
                                                                     -----------
                                                                       2,177,120
                                                                     -----------

            LUMBER & OTHER BUILDING MATERIALS - 2.07%
   51,200   Home Depot, Inc. (The) ...........................         1,247,232
                                                                     -----------

            MOTION PICTURE & VIDEO PRODUCTION - 5.46%
  102,100   AOL Time Warner Inc.* ............................         1,108,806
  224,006   Liberty Media Corp., Class A* ....................         2,179,578
                                                                     -----------
                                                                       3,288,384
                                                                     -----------

            NATIONAL BANKS - 4.92%
   62,600   FleetBoston Financial Corp. ......................         1,494,888
   77,600   U.S. Bancorp .....................................         1,472,848
                                                                     -----------
                                                                       2,967,736
                                                                     -----------

            OFFICE MACHINES - 0.76%
   14,400   Pitney Bowes Inc. ................................           459,648
                                                                     -----------

            PERSONAL CREDIT INSTITUTIONS - 2.37%
   42,900   American Express Co. .............................         1,425,567
                                                                     -----------

            PETROLEUM REFINING - 4.95%
   23,575   ChevronTexaco Corp. ..............................         1,524,124
   41,800   Exxon Mobil Corp. ................................         1,460,910
                                                                     -----------
                                                                       2,985,034
                                                                     -----------

            PHARMACEUTICAL PREPARATIONS - 4.65%
   33,600   Abbott Laboratories ..............................         1,263,696
   11,100   Merck & Co., Inc. ................................           608,058
   29,900   Pfizer Inc. ......................................           931,684
                                                                     -----------
                                                                       2,803,438
                                                                     -----------

            RADIO & TV COMMUNICATIONS EQUIPMENT - 1.95%
   75,400   Koninklijke Philips Electronics N.V. .............         1,175,486
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            Intrinsic Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            SANITARY PAPER PRODUCTS - 2.56%
   33,900   Kimberly-Clark Corp. .............................       $ 1,541,094
                                                                     -----------

            SECURITY BROKERS & DEALERS - 1.52%
   23,900   Morgan Stanley ...................................           916,565
                                                                     -----------

            SECURITY SYSTEMS SERVICES - 2.02%
   94,600   Tyco International Ltd. ..........................         1,216,556
                                                                     -----------

            SURETY INSURANCE - 0.38%
    6,000   MBIA Inc. ........................................           231,840
                                                                     -----------

            TELEPHONE COMMUNICATIONS - 4.31%
   45,100   SBC Communications Inc. ..........................           904,706
   74,800   Sprint Corp. (FON Group) .........................           878,900
   23,100   Verizon Communications Inc. ......................           816,585
                                                                     -----------
                                                                       2,600,191
                                                                     -----------

            TELEVISION BROADCASTING - 0.96%
   21,700   USA Interactive, Inc.* ...........................           581,343
                                                                     -----------

            U.S. GOVERNMENT AGENCY - 3.10%
   28,600   Fannie Mae .......................................         1,869,010
                                                                     -----------

            WOMEN'S READY-TO-WEAR STORES - 2.76%
   74,200   Limited Brands, Inc. .............................           954,954
   40,400   TJX Cos., Inc. (The) .............................           711,040
                                                                     -----------
                                                                       1,665,994
                                                                     -----------
            Total Common Stocks
              (cost - $68,350,664) ...........................        57,620,156
                                                                     -----------

            SHORT-TERM INVESTMENTS -- 5.25%

            INVESTMENT COMPANY - 0.69%
  417,830   Federated Government Obligations 1.16%**
              (cost - $417,830) ..............................       $   417,830
                                                                     -----------

PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 4.56%
   $2,750   Fannie Mae, Discount Notes, 1.22%,
              04/01/03 (cost - $2,750,000) ...................         2,750,000
                                                                     -----------
            Total Short-Term Investments
              (cost - $3,167,830) ............................         3,167,830
                                                                     -----------
            Total Investments -- 100.85%
              (cost - $71,518,494) ...........................        60,787,986
            Liabilities in excess of other
              assets -- (0.85)% ..............................          (510,792)
                                                                     -----------
            Net Assets -- 100.00% ............................       $60,277,194
                                                                     ===========

----------
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 91.29%

            AIRCRAFT ENGINES & ENGINE PARTS - 0.97%
   13,200   Woodward Governor Co. ............................       $   461,868
                                                                     -----------

            ALKALIES & CHLORINE - 3.08%
   80,700   Olin Corp. .......................................         1,466,319
                                                                     -----------

            ANALYTICAL INSTRUMENTS - 2.82%
   19,900   Bio-Rad Laboratories, Inc., Class A* .............           711,425
   52,400   Molecular Devices Corp.* .........................           634,040
                                                                     -----------
                                                                       1,345,465
                                                                     -----------

            BANK HOLDING COMPANIES - 7.83%
   30,000   MAF Bancorp, Inc. ................................         1,009,500
   18,733   Pacific Capital Bancorp ..........................           555,246
   42,700   Provident Bankshares Corp. .......................           985,516
   50,500   Republic Bancorp, Inc. ...........................           594,890
   28,200   Susquehanna Bancshares, Inc. .....................           584,304
                                                                     -----------
                                                                       3,729,456
                                                                     -----------

            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.27%
   60,100   JDA Software Group, Inc.* ........................           607,611
                                                                     -----------

            COPPER FOUNDRIES - 2.55%
   48,700   Mueller Industries, Inc.* ........................         1,216,039
                                                                     -----------

            DEPARTMENT STORES - 0.60%
   13,600   Stage Stores, Inc.* ..............................           288,048
                                                                     -----------

            EATING PLACES - 1.18%
   31,000   Jack in the Box Inc.* ............................           561,410
                                                                     -----------

            ELECTRIC SERVICES - 4.40%
   39,100   Great Plains Energy Inc. .........................           933,317
   67,300   UniSource Energy Corp. ...........................         1,164,290
                                                                     -----------
                                                                       2,097,607
                                                                     -----------

            ELECTRONIC CAPACITORS - 0.69%
   42,000   KEMET Corp.* .....................................           327,600
                                                                     -----------

            ELECTRONIC COMPONENTS - 2.21%
  207,000   Three-Five Systems, Inc.* ........................         1,055,700
                                                                     -----------

            ELECTRONIC COMPUTERS - 2.62%
  207,200   Adaptec, Inc.* ...................................         1,249,416
                                                                     -----------

            EMPLOYMENT AGENCIES - 1.63%
   66,800   Heidrick & Struggles International, Inc.* ........           774,880
                                                                     -----------

            FURNITURE STORES - 0.98%
   23,900   Furniture Brands International, Inc.* ............       $   467,484
                                                                     -----------

            GAMES, TOYS & CHILDREN'S VEHICLES - 1.81%
   42,900   Shuffle Master, Inc.* ............................           864,478
                                                                     -----------

            GAS TRANSMISSION & DISTRIBUTION - 2.21%
   32,800   Energen Corp. ....................................         1,051,568
                                                                     -----------

            INFORMATION RETRIEVAL SERVICES - 3.16%
   46,400   FactSet Research Systems Inc. ....................         1,505,680
                                                                     -----------

            INORGANIC PIGMENTS - 0.99%
   29,200   NL Industries, Inc. ..............................           470,120
                                                                     -----------

            KIDNEY DIALYSIS CENTERS - 2.55%
   39,000   Renal Care Group, Inc.* ..........................         1,216,020
                                                                     -----------

            MEAT PACKING PLANTS - 1.00%
  397,473   Hibernia Foods plc, ADR* .........................           476,968
                                                                     -----------

            MOTOR VEHICLE PARTS & ACCESSORIES - 1.87%
   18,600   BorgWarner Inc. ..................................           889,824
                                                                     -----------

            NONFERROUS WIRE DRAWING & INSULATING - 1.16%
  100,200   Andrew Corp.* ......................................         551,100
                                                                     -----------

            OIL & GAS FIELD SERVICES - 3.06%
  144,500   Key Energy Services, Inc.* .......................         1,456,560
                                                                     -----------

            PATENT OWNERS & LESSORS - 1.34%
   54,300   4Kids Entertainment, Inc.* .......................           640,740
                                                                     -----------

            PERSONAL CREDIT INSTITUTIONS - 1.02%
    5,000   Student Loan Corp. (The) .........................           488,000
                                                                     -----------

            PHARMACEUTICAL PREPARATIONS - 2.33%
   93,400   Perrigo Co. ......................................         1,109,592
                                                                     -----------

            PLASTICS PRODUCTS - 2.69%
   92,900   Tupperware Corp. .................................         1,283,878
                                                                     -----------

            PLASTICS, MATERIALS & RESINS - 0.87%
   35,600   Millennium Chemicals Inc. ........................           415,808
                                                                     -----------

            PREPACKAGED SOFTWARE - 2.55%
   68,800   Electronics For Imaging, Inc.* ...................         1,217,003
                                                                     -----------

            PRESSED & BLOWN GLASS - 0.56%
   13,400   DuPont Photomasks, Inc.* .........................           268,804
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            Small Cap Value Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            PROCESS CONTROL INSTRUMENTS - 0.86%
   28,500   Rudolph Technologies, Inc.* ......................       $   411,825
                                                                     -----------

            PUMPS & PUMPING EQUIPMENT - 1.31%
   53,500   Flowserve Corp.* .................................           623,275
                                                                     -----------

            RADIO, TV & ELECTRONIC STORES - 1.42%
  144,500   InterTAN, Inc.* ..................................           679,150
                                                                     -----------

            REAL ESTATE INVESTMENT TRUSTS - 7.23%
   31,700   Colonial Properties Trust ........................         1,048,636
   81,100   Glenborough Realty Trust Inc. ....................         1,253,806
   66,600   Keystone Property Trust ..........................         1,145,520
                                                                     -----------
                                                                       3,447,962
                                                                     -----------

            SAVINGS & LOAN ASSOCIATIONS - 1.45%
   28,000   First Financial Holdings, Inc. ...................           690,760
                                                                     -----------

            SECURITY BROKERS & DEALERS - 1.85%
   62,800   SWS Group, Inc. ..................................           884,224
                                                                     -----------

            SEMICONDUCTORS & RELATED DEVICES - 3.78%
  108,200   Lattice Semiconductor Corp.* .....................           815,828
   90,100   Microsemi Corp.* .................................           986,595
                                                                     -----------
                                                                       1,802,423
                                                                     -----------

            SHOE STORES - 2.32%
   77,700   Genesco Inc.* ....................................         1,104,894
                                                                     -----------

            SPECIALTY OUTPATIENT CLINICS - 1.03%
   44,000   U.S. Physical Therapy, Inc.* .....................           489,280
                                                                     -----------

            STATE BANKS - 3.39%
   46,450   First BanCorp ....................................         1,253,221
   21,800   Mid-State Bancshares .............................           364,278
                                                                     -----------
                                                                       1,617,499
                                                                     -----------

            TRANSPORTATION EQUIPMENT - 0.59%
   18,100   Arctic Cat Inc. ..................................           282,541
                                                                     -----------

            TRUCKING - 2.13%
   42,000   Yellow Corp.* ....................................         1,013,460
                                                                     -----------

            TURBINES & TURBINE GENERATOR SETS - 1.93%
   84,600   Stewart & Stevenson Services, Inc. ...............       $   922,140
                                                                     -----------
            Total Common Stocks
            (cost - $49,174,951) .............................        43,524,479
                                                                     -----------

            SHORT-TERM INVESTMENTS -- 9.20%
            INVESTMENT COMPANY - 0.81%
  384,933   Federated Government Obligations
            1.16%**
              (cost - $384,933) ..............................           384,933
                                                                     -----------

PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 8.39%
   $4,000   Fannie Mae, Discount Notes,
              1.22%, 04/01/03
              (cost - $4,000,000) ............................         4,000,000
                                                                     -----------
            Total Short-Term Investments
              (cost - $4,384,933) ............................         4,384,933
                                                                     -----------
            Total Investments -- 100.49%
              (cost - $53,559,884) ...........................        47,909,412
            Securities Lending Collateral (a) -- 3.24%                 1,543,200
            Liabilities in excess of other assets -- (3.73)%          (1,776,424)
                                                                     -----------
            Net Assets -- 100.00%                                    $47,676,188
                                                                     ===========

----------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.
(a)  Cash collateral invested in various money market mutual funds.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                             Alpha Growth Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 99.38%

            ACCIDENT & HEALTH INSURANCE - 2.05%
   44,200   AFLAC Inc. .......................................       $ 1,416,610
                                                                     -----------

            ALUMINUM FOUNDRIES - 1.85%
   45,100   Newell Rubbermaid Inc. ...........................         1,278,585
                                                                     -----------

            BANK HOLDING COMPANIES - 5.35%
   37,100   BANK ONE CORP. ...................................         1,284,402
   18,900   Golden West Financial Corp. ......................         1,359,477
   69,500   MBNA Corp. .......................................         1,045,975
                                                                     -----------
                                                                       3,689,854
                                                                     -----------

            BUSINESS SERVICES - 4.26%
   19,900   eBay Inc.* .......................................         1,697,271
   21,900   United Parcel Service, Inc., Class B .............         1,248,300
                                                                     -----------
                                                                       2,945,571
                                                                     -----------

            CHEMICALS & ALLIED PRODUCTS - 1.94%
   23,800   Praxair, Inc. ....................................         1,341,130
                                                                     -----------

            CHEWING & SMOKING TOBACCO - 1.65%
   41,200   UST Inc. .........................................         1,137,120
                                                                     -----------

            CHEWING GUM - 2.01%
   24,600   Wm. Wrigley Jr. Co. ..............................         1,389,900
                                                                     -----------

            CIGARETTES - 1.97%
   35,600   Gallaher Group plc, ADR ..........................         1,363,836
                                                                     -----------

            COLLEGES & UNIVERSITIES - 2.21%
   30,600   Apollo Group, Inc., Class A* .....................         1,526,940
                                                                     -----------

            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.99%
  104,500   Citrix Systems, Inc.* ............................         1,375,220
                                                                     -----------

            COMPUTER PERIPHERAL EQUIPMENT - 4.06%
  101,300   Cisco Systems, Inc.* .............................         1,314,874
   22,300   Lexmark International, Inc.* .....................         1,492,985
                                                                     -----------
                                                                       2,807,859
                                                                     -----------

            CONSTRUCTION MACHINERY - 2.12%
   29,200   PACCAR Inc. ......................................         1,467,884
                                                                     -----------

            CRUDE PETROLEUM & NATURAL GAS - 4.13%
  119,900   BHP Billiton Ltd., ADR ...........................         1,330,890
   32,000   Burlington Resources Inc. ........................         1,526,720
                                                                     -----------
                                                                       2,857,610
                                                                     -----------

            DIAGNOSTIC SUBSTANCES - 2.44%
   46,300   Genzyme General* .................................       $ 1,687,635
                                                                     -----------

            ELECTRIC & OTHER SERVICES COMBINED - 3.88%
   32,000   Consolidated Edison, Inc. ........................         1,231,040
   30,100   Entergy Corp. ....................................         1,449,315
                                                                     -----------
                                                                       2,680,355
                                                                     -----------

            ELECTRIC SERVICES - 3.54%
   29,900   DTE Energy Co. ...................................         1,155,635
   25,600   Exelon Corp. .....................................         1,290,496
                                                                     -----------
                                                                       2,446,131
                                                                     -----------

            FAMILY CLOTHING STORES - 1.98%
   24,200   Kohl's Corp.* ....................................         1,369,236
                                                                     -----------

            FREIGHT TRANSPORTATION ARRANGEMENT - 2.17%
   41,700   Expeditors International of
              Washington, Inc. ...............................         1,499,115
                                                                     -----------

            FROZEN BAKERY PRODUCTS - 1.65%
   60,800   Sara Lee Corp. ...................................         1,136,960
                                                                     -----------

            GARMENT PRESSING & CLEANERS' AGENTS - 1.42%
   29,900   Cintas Corp. .....................................           983,710
                                                                     -----------

            GOLD ORES - 1.79%
   47,300   Newmont Mining Corp. .............................         1,236,895
                                                                     -----------

            GROCERIES - 1.69%
   46,000   SYSCO Corp. ......................................         1,170,240
                                                                     -----------

            MANUFACTURING INDUSTRIES - 2.12%
   17,900   International Game Technology* ...................         1,466,010
                                                                     -----------

            MISC. FOOD & KINDRED PRODUCTS - 1.95%
   36,400   Unilever plc, ADR ................................         1,348,620
                                                                     -----------

            MISC. FOOD STORES - 2.46%
   66,000   Starbucks Corp.* .................................         1,700,160
                                                                     -----------

            MISC. HOME FURNISHINGS STORES - 1.96%
   39,300   Bed Bath & Beyond Inc.* ..........................         1,357,422
                                                                     -----------

            MOTOR VEHICLE PARTS & ACCESSORIES - 1.76%
   17,400   Eaton Corp. ......................................         1,217,130
                                                                     -----------

            MOTOR VEHICLES & CAR BODIES - 1.69%
   87,800   Nissan Motor Co. Ltd., ADR .......................         1,168,618
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                             Alpha Growth Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            NATIONAL BANKS - 1.67%
   36,700   BB&T Corp. .......................................       $ 1,153,481
                                                                     -----------

            NEWSPAPERS - 3.48%
   17,400   E.W. Scripps Co. (The), Class A ..................         1,317,876
    1,600   Washington Post Co. (The), Class B ...............         1,090,176
                                                                     -----------
                                                                       2,408,052
                                                                     -----------

            PERSONAL CREDIT INSTITUTIONS - 1.82%
   37,900   American Express Co. .............................         1,259,417
                                                                     -----------

            PHARMACEUTICAL PREPARATIONS - 2.06%
   26,400   Forest Laboratories, Inc.* .......................         1,424,808
                                                                     -----------

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 3.47%
   36,800   Canon Inc., ADR ..................................         1,291,312
   37,300   Eastman Kodak Co. ................................         1,104,080
                                                                     -----------
                                                                       2,395,392
                                                                     -----------

            POLISHES & SANITATION GOODS - 1.99%
   27,900   Ecolab Inc. ......................................         1,376,307
                                                                     -----------

            PREPACKAGED SOFTWARE - 5.59%
   52,400   Microsoft Corp. ..................................         1,268,604
  122,800   Oracle Corp.* ....................................         1,332,257
   32,000   Symantec Corp.* ..................................         1,253,760
                                                                     -----------
                                                                       3,854,621
                                                                     -----------

            RADIO & TV COMMUNICATIONS EQUIPMENT - 2.01%
   38,500   QUALCOMM Inc. ....................................         1,388,310
                                                                     -----------

            SAUSAGES & OTHER PREPARED MEATS - 1.58%
   54,300   ConAgra Foods, Inc. ..............................         1,090,344
                                                                     -----------

            SURGICAL APPLIANCES & SUPPLIES - 2.02%
   20,300   Stryker Corp. ....................................         1,393,595
                                                                     -----------

            SURGICAL & MEDICAL INSTRUMENTS - 1.87%
   31,700   Boston Scientific Corp.* .........................         1,292,092
                                                                     -----------

            THEATRICAL PRODUCERS & SERVICES - 1.63%
   36,000   Westwood One, Inc.* ..............................         1,124,640
                                                                     -----------

            TOILET PREPARATIONS - 2.10%
   25,500   Avon Products, Inc. ..............................         1,454,775
                                                                     -----------
            Total Common Stocks
              (cost - $70,887,829) ...........................        68,682,190
                                                                     -----------

            SHORT-TERM INVESTMENT -- 0.91%
            INVESTMENT COMPANY - 0.91%
  630,091   Federated Government Obligations 1.16%**
              (cost - $630,091) ..............................       $   630,091
                                                                     -----------
            Total Investments -- 100.29%
              (cost - $71,517,920) ...........................        69,312,281
            Liabilities in excess of other
              assets -- (0.29)% ..............................          (199,906)
                                                                     -----------
            Net Assets -- 100.00% ............................       $69,112,375
                                                                     ===========

----------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 97.08%

            AUSTRALIA - 7.21%
            COAL, OTHER MINERALS & ORES - 4.19%
  406,882   BHP Billiton Ltd. ................................       $ 2,281,755
                                                                     -----------

            INSURANCE CARRIERS - 0.61%
   65,400   QBE Insurance Group Ltd. .........................           331,583
                                                                     -----------

            NEWSPAPERS - 2.41%
  201,800   News Corp. Ltd. (The) ............................         1,313,377
                                                                     -----------
            Total Australia
              (cost - $3,916,829) ............................         3,926,715
                                                                     -----------

            BELGIUM - 0.49%
            REGULATION, ADMINISTRATION OF UTILITIES - 0.49%
    1,100   Electrabel S.A.*
              (cost - $261,656) ..............................           265,271
                                                                     -----------

            CANADA - 4.84%
            COMMERCIAL BANKS - 1.52%
   30,400   Bank of Montreal .................................           829,157
                                                                     -----------

            COMPUTER-INTEGRATED SYSTEMS - 0.56%
   23,400   Research in Motion Ltd.* .........................           305,370
                                                                     -----------

            FOREIGN BANKS, BRANCHES & AGENCIES - 2.20%
   12,300   Bank of Nova Scotia (The) ........................           433,985
   19,600   Royal Bank of Canada .............................           761,374
                                                                     -----------
                                                                       1,195,359
                                                                     -----------

            PHARMACEUTICAL PREPARATIONS - 0.56%
    7,700   Biovail Corp.* ...................................           306,999
                                                                     -----------
            Total Canada
              (cost - $2,475,612) ............................         2,636,885
                                                                     -----------

            CHINA - 3.73%
            DRILLING OIL & GAS WELLS - 0.50%
1,354,000   China Petroleum & Chemical Corp.,
              Class H                                                    270,819
                                                                     -----------

            ELECTRIC SERVICES - 1.81%
1,048,000   Huaneng Power International, Inc. ................           987,608
                                                                     -----------

            OIL & GAS EXPLORATION SERVICES - 1.42%
3,672,000   PetroChina Co. Ltd., Class H .....................           772,116
                                                                     -----------
            Total China
              (cost - $1,722,988) ............................         2,030,543
                                                                     -----------

            DENMARK - 0.53%
            PHARMACEUTICAL PREPARATIONS - 0.53%
    8,700   Novo Nordisk A/S, Class B*
              (cost - $274,839) ..............................       $   286,992
                                                                     -----------

            FINLAND - 2.44%
            COMMUNICATIONS EQUIPMENT - 2.44%
   96,200   Nokia Oyj
              (cost - $1,761,252) ............................         1,328,964
                                                                     -----------

            FRANCE - 4.02%
            FLUID MILK - 1.27%
    5,500   Groupe Danone ....................................           694,385
                                                                     -----------

            INTERNET SERVICE PROVIDERS - 0.55%
   52,600   Groupe Wanadoo SA* ...............................           297,891
                                                                     -----------

            TELEPHONE COMMUNICATIONS - 0.58%
   39,700   Orange SA* .......................................           318,407
                                                                     -----------

            TOILET PREPARATIONS - 1.62%
   14,500   L' Oreal SA ......................................           878,143
                                                                     -----------
            Total France
              (cost - $2,405,682) ............................         2,188,826
                                                                     -----------

            HONG KONG - 3.43%
            ELECTRICAL SERVICES - 0.71%
   94,000   CLP Holdings Ltd. ................................           389,284
                                                                     -----------

            FOREIGN BANKS, BRANCHES & AGENCIES - 0.44%
   23,400   Hang Seng Bank Ltd. ..............................           238,517
                                                                     -----------

            GAS TRANSMISSION & DISTRIBUTION - 0.71%
  315,000   Hong Kong & China Gas Co. Ltd. ...................           387,720
                                                                     -----------

            OIL & GAS EXPLORATION SERVICES - 1.57%
  638,500   CNOOC Ltd. .......................................           851,393
                                                                     -----------
            Total Hong Kong
              (cost - $1,910,677) ............................         1,866,914
                                                                     -----------

            IRELAND - 0.54%
            COMMERCIAL BANKS - 0.54%
   21,500   Allied Irish Banks, p.l.c.
              (cost - $299,728) ..............................           296,075
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            ISRAEL - 1.68%
            PHARMACEUTICAL PREPARATIONS - 1.68%
   22,000   Teva Pharmaceutical Industries Ltd., ADR
              (cost - $791,057) ..............................       $   916,300
                                                                     -----------

            ITALY - 1.44%
            TELEPHONE COMMUNICATIONS - 0.92%
  122,500   Telecom Italia Mobile S.p.A. .....................           499,933
                                                                     -----------

            TELEVISION BROADCASTING - 0.52%
   37,000   Mediaset S.p.A. ..................................           281,006
                                                                     -----------
            Total Italy
              (cost - $937,869) ..............................           780,939
                                                                     -----------

            JAPAN - 22.71%
            CHEMICALS - 0.71%
   12,400   Shin-Etsu Chemical Co. Ltd. ......................           383,775
                                                                     -----------

            CHEMICALS & ALLIED PRODUCTS - 0.94%
   13,700   Takeda Chemical Industries Ltd. ..................           511,815
                                                                     -----------

            CONSTRUCTION MACHINERY - 0.34%
   51,000   Komatsu Ltd. .....................................           187,519
                                                                     -----------

            ELECTRIC & ELECTRONIC EQUIPMENT - 0.34%
    1,210   Keyence Corp. ....................................           187,143
                                                                     -----------

            ELECTRIC, GAS & SANITARY SERVICES - 0.59%
  103,000   Tokyo Gas Co. Ltd. ...............................           319,649
                                                                     -----------

            ELECTRONIC COMPONENTS - 1.13%
    5,700   Rohm Co. Ltd. ....................................           617,684
                                                                     -----------

            HOUSEHOLD AUDIO & VIDEO EQUIPMENT - 2.79%
   31,400   Pioneer Corp. ....................................           652,732
   88,000   Sharp Corp. ......................................           868,275
                                                                     -----------
                                                                       1,521,007
                                                                     -----------

            MALT BEVERAGES - 1.06%
   77,000   Kirin Brewery Co. Ltd. ...........................           575,974
                                                                     -----------

            MOTOR VEHICLES & CAR BODIES - 3.11%
   10,100   Honda Motor Co. Ltd. .............................           336,440
  117,000   Nissan Motor Co. Ltd. ............................           779,473
   26,100   Toyota Motor Corp. ...............................           579,976
                                                                     -----------
                                                                       1,695,889
                                                                     -----------

            JAPAN (CONTINUED)
            OPTICAL INSTRUMENTS & LENSES - 0.41%
    3,700   Hoya Corp. .......................................       $   223,098
                                                                     -----------

            PAINT, GLASS & WALLPAPER STORES - 0.49%
   50,000   Asahi Glass Co. Ltd. .............................           268,173
                                                                     -----------

            PHARMACEUTICAL PREPARATIONS - 2.15%
   20,000   Sankyo Co. Ltd. ..................................           264,800
   34,700   Yamanouchi Pharmaceutical Co. Ltd. ...............           904,225
                                                                     -----------
                                                                       1,169,025
                                                                     -----------

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 6.18%
   63,000   Canon, Inc. ......................................         2,199,528
   38,000   Fuji Photo Film Co. Ltd. .........................         1,166,470
                                                                     -----------
                                                                       3,365,998
                                                                     -----------

            SECURITY & COMMODITY SERVICES - 1.76%
   92,000   Nomura Holdings, Inc. ............................           958,172
                                                                     -----------

            SOAP, CLEANERS & TOILET GOODS - 0.71%
   19,000   Kao Corp. ........................................           383,749
                                                                     -----------
            Total Japan
              (cost - $13,537,734) ...........................        12,368,670
                                                                     -----------

            NETHERLANDS - 0.68%
            MISC. FOOD & KINDRED PRODUCTS - 0.68%
    6,200   Unilever NV
              (cost - $371,745) ..............................           369,055
                                                                     -----------

            PORTUGAL - 1.10%
            TELEPHONE COMMUNICATIONS - 1.10%
   86,400   Portugal Telecom, SGPS, S.A.
              (cost - $617,240) ..............................           598,676
                                                                     -----------

            SINGAPORE - 1.79%
            BOOKS, PERIODICALS & NEWSPAPERS - 0.81%
   44,000   Singapore Press Holdings Ltd. ....................           443,702
                                                                     -----------

            CIRCUIT BOARDS - 0.48%
   30,200   Flextronics International Ltd.* ..................           263,344
                                                                     -----------

            ELECTRONIC COMPONENTS - 0.50%
   34,000   Venture Manufacturing (Singapore) Ltd. ...........           269,665
                                                                     -----------
            Total Singapore
              (cost - $1,160,329) ............................           976,711
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            SOUTH AFRICA - 0.48%
            GOLD ORES - 0.48%
    8,700   AngloGold Ltd., ADR
              (cost - $319,837) ..............................       $   262,566
                                                                     -----------

            SOUTH KOREA - 2.35%
            ELECTRONIC COMPONENTS - 1.97%
    9,500   Samsung Electronics Co. Ltd., GDR(a) ............          1,073,500
                                                                     -----------

            IRON & STEEL FORGINGS - 0.38%
   10,500   POSCO, ADR .......................................           206,850
                                                                     -----------
            Total South Korea
              (cost - $1,484,626) ............................         1,280,350
                                                                     -----------

            SPAIN - 4.73%
            FOREIGN BANKS, BRANCHES & AGENCIES - 1.31%
   16,500   Banco Popular Espanol, S.A. ......................           712,990
                                                                     -----------

            PETROLEUM REFINING - 1.08%
   40,600   Repsol YPF, S.A. .................................           585,682
                                                                     -----------

            TELEPHONE COMMUNICATIONS - 2.34%
  136,498   Telefonica, S.A.* ................................         1,276,473
                                                                     -----------
            Total Spain
              (cost - $2,580,756) ............................         2,575,145
                                                                     -----------

            SWEDEN - 2.77%
            FAMILY CLOTHING STORES - 1.81%
   47,000   Hennes & Mauritz AB (H&M) ........................           986,679
                                                                     -----------

            HOUSEHOLD VACUUMS - 0.69%
   23,600   Electrolux AB, Series B ..........................           374,362
                                                                     -----------

            MACHINE TOOLS - 0.27%
    6,600   Sandvik AB* ......................................           148,674
                                                                     -----------
            Total Sweden
              (cost - $1,543,473) ............................         1,509,715
                                                                     -----------

            SWITZERLAND - 2.86%
            FOREIGN BANKS, BRANCHES & AGENCIES - 1.42%
   18,200   UBS AG* ..........................................           774,353
                                                                     -----------

            PHARMACEUTICAL PREPARATIONS - 0.54%
    7,980   Novartis AG ......................................           295,534
                                                                     -----------

            SWITZERLAND (CONTINUED)
            SEMICONDUCTORS & RELATED SERVICES - 0.90%
   25,800   STMicroelectronics NV ............................       $   488,454
                                                                     -----------
            Total Switzerland
              (cost - $1,752,203) ............................         1,558,341
                                                                     -----------

            THAILAND - 1.23%
            FOREIGN BANKS, BRANCHES & AGENCIES - 0.87%
  235,000   Bangkok Bank Public Co. Ltd.* ....................           350,704
  151,000   Thai Farmers Bank Public Co. Ltd.* ...............           123,237
                                                                     -----------
                                                                         473,941
                                                                     -----------

            RADIO & TELEPHONE COMMUNICATIONS - 0.36%
  200,000   Advanced Info Service Public Co. Ltd. ............           198,205
                                                                     -----------
            Total Thailand
              (cost - $728,303) ..............................           672,146
                                                                     -----------

            UNITED KINGDOM - 26.03%
            BANK HOLDING COMPANIES - 3.83%
  202,800   HSBC Holdings plc, Ord 31.6p .....................         2,086,647
                                                                     -----------

            FOREIGN BANKS, BRANCHES & AGENCIES - 4.71%
   21,200   Royal Bank of Scotland Group plc, Ord 25p ........           477,514
  196,200   Standard Chartered plc, Ord 31.6p ................         2,088,682
                                                                     -----------
                                                                       2,566,196
                                                                     -----------

            LUMBER & OTHER BUILDING PRODUCTS - 0.48%
   71,700   Kingfisher plc, Ord 13.75p .......................           260,665
                                                                     -----------

            MEDICAL INSTRUMENTS & SUPPLIES - 1.27%
  113,400   Smith & Nephew plc, Ord 12.222p ..................           693,681
                                                                     -----------

            METAL ORES - 3.93%
  114,900   Rio Tinto plc, Ord 10p ...........................         2,141,261
                                                                     -----------

            MISC. FOOD & KINDRED PRODUCTS - 1.87%
  109,700   Unilever plc, Ord 1.4p ...........................         1,016,108
                                                                     -----------

            NON-METALLIC MINERALS - 1.13%
   43,400   Anglo American plc, Ord 31.6p ....................           616,716
                                                                     -----------

            RADIO & TELEPHONE COMMUNICATIONS - 4.21%
1,284,800   Vodafone Group plc, Ord 6.3p .....................         2,294,826
                                                                     -----------

            SOAP & OTHER DETERGENTS - 0.74%
   24,600   Reckitt Benckiser plc, Ord 10.526p ...............           403,227
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            UNITED KINGDOM (CONTINUED)
            TELEVISION BROADCASTING - 3.86%
  211,900   British Sky Broadcasting Group plc,
              Ord 50p*                                               $ 2,098,397
                                                                     -----------
            Total United Kingdom
              (cost - $14,848,306) ...........................        14,177,724
                                                                     -----------
            Total Common Stocks
              (cost - $55,702,741) ...........................        52,873,523
                                                                     -----------

            SHORT-TERM INVESTMENTS -- 1.95%

            UNITED STATES - 1.95%
            INVESTMENT COMPANIES - 1.95%

  903,743   Federated Automated Government
              Money Trust, 0.71%** ...........................       $   903,743
  156,977   Federated Government Obligations 1.16%** .........           156,977
                                                                     -----------
            Total Short-Term Investments
              (cost - $1,060,720) ............................         1,060,720
                                                                     -----------
            Total Investments -- 99.03%
              (cost - $56,763,461) ...........................        53,934,243
            Other assets in excess of liabilities -- 0.97%               526,824
                                                                     -----------
            Net Assets -- 100.00% ............................       $54,461,067
                                                                     ===========

----------
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.
(a) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2003

                                                                 S&P STARS                         INTRINSIC
                                                S&P STARS      OPPORTUNITIES     THE INSIDERS        VALUE
                                                PORTFOLIO        PORTFOLIO       SELECT FUND       PORTFOLIO
                                              --------------   --------------   --------------   --------------
ASSETS
   Investments, at value (cost -
      $1,535,656,231, $47,347,788,
      $30,727,281, $71,518,494,
      $53,559,884, $71,517,920, and
      $56,763,461, respectively) ..........  $ 1,199,217,431     $ 47,176,157      $27,426,965     $ 60,787,986
   Deposit with broker for securities
      sold short ..........................       12,824,876          818,311               --               --
   Collateral received for securities
      loaned ..............................       56,772,017               --               --               --
   Dividend, interest and reclaims
      receivable ..........................          709,504           40,084           45,262          128,089
   Receivable for Portfolio shares sold ...          438,222           65,758           53,488           61,606
   Receivable for investments sold ........        4,764,642          658,595               --          359,188
   Open and closed forward foreign
      currency exchange contracts .........               --               --               --               --
   Receivable from investment adviser .....               --           20,002               --               --
   Prepaid expenses and other assets ......            3,063           49,758           32,268           29,019
                                             ---------------     ------------      -----------     ------------
           Total assets ...................    1,274,729,755       48,828,665       27,557,983       61,365,888
                                             ---------------     ------------      -----------     ------------

LIABILITIES
   Securities sold short, at value
      (proceeds received - $12,228,002
      and $684,748, respectively) .........       12,600,800          739,390               --               --
   Payable upon return for securities
      loaned ..............................       56,772,017               --               --               --
   Payable for investments purchased ......       14,271,923          116,425               --          894,284
   Loan payable ...........................       13,619,800               --               --               --
   Payable for Portfolio shares
      repurchased .........................        2,816,922          135,043           75,869           54,959
   Advisory fee payable ...................          855,473               --           10,723           17,954
   Administration fee payable .............          145,166            6,087            3,457            7,603
   Distribution and service fees payable
      (Class A, B, and C shares) ..........        2,355,085           94,717           55,623           83,103
   Custodian fee payable ..................           11,502            3,580              829              680
   Accrued expenses .......................          380,050           32,689           40,728           30,111
                                             ---------------     ------------      -----------     ------------
           Total liabilities ..............      103,828,738        1,127,931          187,229        1,088,694
                                             ---------------     ------------      -----------     ------------

NET ASSETS
   Capital stock, $0.001 par value
      (unlimited shares of beneficial
      interest authorized) ................           75,002            4,569            2,268            4,082
   Paid-in capital ........................    2,551,856,180       62,917,143       32,253,520       73,710,163
   Undistributed net investment
      income/(loss) .......................               --               --           53,348          368,133
   Accumulated net realized loss from
      investments, foreign currency
      related transactions and securities
      sold short, if any ..................   (1,044,218,567)     (14,994,705)      (1,638,066)      (3,074,676)
   Net unrealized depreciation on
      investments, foreign currency
      related transactions and securities
      sold short, if any ..................     (336,811,598)        (226,273)      (3,300,316)     (10,730,508)
                                             ---------------     ------------      -----------     ------------
           Net assets ...................    $ 1,170,901,017     $ 47,700,734      $27,370,754     $ 60,277,194
                                             ---------------     ------------      -----------     ------------

                                               SMALL CAP          ALPHA        INTERNATIONAL
                                                 VALUE           GROWTH            EQUITY
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              ------------     -----------     -------------
ASSETS
   Investments, at value (cost -
      $1,535,656,231, $47,347,788,
      $30,727,281, $71,518,494,
      $53,559,884, $71,517,920, and
      $56,763,461, respectively) ..........   $ 47,909,412     $69,312,281     $ 53,934,243
   Deposit with broker for securities
      sold short ..........................             --              --               --
   Collateral received for securities
      loaned ..............................      1,543,200              --               --
   Dividend, interest and reclaims
      receivable ..........................         75,232         103,516          385,393
   Receivable for Portfolio shares sold ...         13,445         431,072           72,216
   Receivable for investments sold ........             --              --          387,764
   Open and closed forward foreign
      currency exchange contracts .........             --              --           27,334
   Receivable from investment adviser .....             --           4,349           11,336
   Prepaid expenses and other assets ......         27,674          35,759           25,363
                                              ------------     -----------     ------------
           Total assets ...................     49,568,963      69,886,977       54,843,649
                                              ------------     -----------     ------------

LIABILITIES
   Securities sold short, at value
      (proceeds received - $12,228,002
      and $684,748, respectively) .........             --              --               --
   Payable upon return for securities
      loaned ..............................      1,543,200              --               --
   Payable for investments purchased ......        234,847         591,626               --
   Loan payable ...........................             --              --               --
   Payable for Portfolio shares
      repurchased .........................          4,190          20,382          244,526
   Advisory fee payable ...................          9,455              --               --
   Administration fee payable .............          6,023           8,440            7,066
   Distribution and service fees payable
      (Class A, B, and C shares) ..........         53,992         117,429           74,495
   Custodian fee payable ..................          3,261           1,606            7,508
   Accrued expenses .......................         37,807          35,119           48,987
                                              ------------     -----------     ------------
           Total liabilities ..............      1,892,775         774,602          382,582
                                              ------------     -----------     ------------

NET ASSETS
   Capital stock, $0.001 par value
      (unlimited shares of beneficial
      interest authorized) ................          3,703           4,488            5,313
   Paid-in capital ........................     63,426,035      72,771,723      118,497,758
   Undistributed net investment
      income/(loss) .......................        185,345              --       (1,003,145)
   Accumulated net realized loss from
      investments, foreign currency
      related transactions and securities
      sold short, if any ..................    (10,288,423)     (1,458,197)     (60,266,684)
   Net unrealized depreciation on
      investments, foreign currency
      related transactions and securities
      sold short, if any ..................     (5,650,472)     (2,205,639)      (2,772,175)
                                              ------------     -----------     ------------
           Net assets .....................   $ 47,676,188     $69,112,375     $ 54,461,067
                                              ------------     -----------     ------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2003

                                                                 S&P STARS                         INTRINSIC
                                                S&P STARS      OPPORTUNITIES     THE INSIDERS        VALUE
                                                PORTFOLIO        PORTFOLIO       SELECT FUND       PORTFOLIO
                                              --------------   --------------   --------------   --------------
CLASS A
   Net assets .............................   $  484,873,060   $   20,520,774   $   13,049,346   $   17,733,762
                                              --------------   --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................       30,672,373        1,956,756        1,057,998        1,197,227
                                              --------------   --------------   --------------   --------------
   Net asset value per share ..............           $15.81           $10.49           $12.33           $14.81
                                                      ======           ======           ======           ======
   Maximum offering price per share
      (net asset value plus sales charge
      of 5.50%* of the offering price).....           $16.73           $11.10           $13.05           $15.67
                                                      ======           ======           ======           ======

CLASS B
   Net assets .............................   $  323,424,996   $   14,783,546   $    8,392,026   $   10,489,470
                                              --------------   --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................       21,106,444        1,421,696          710,177          723,588
                                              --------------   --------------   --------------   --------------
   Net asset value and offering
      price per share** ...................           $15.32           $10.40           $11.82           $14.50
                                                      ======           ======           ======           ======

CLASS C
   Net assets .............................   $  253,390,555   $   11,638,124   $    5,542,781   $   11,123,148
                                              --------------   --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................       16,549,908        1,118,724          469,542          762,687
                                              --------------   --------------   --------------   --------------
   Net asset value and offering
      price per share** ...................           $15.31           $10.40           $11.80           $14.58
                                                      ======           ======           ======           ======

CLASS Y
   Net assets .............................   $  109,212,406   $      758,290   $      386,601   $   20,930,814
                                              --------------   --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................        6,673,418           71,804           30,370        1,398,626
                                              --------------   --------------   --------------   --------------
   Net asset value, offering and
      redemption  price per share .........           $16.37           $10.56           $12.73           $14.97
                                                      ======           ======           ======           ======

                                                SMALL CAP          ALPHA        INTERNATIONAL
                                                  VALUE           GROWTH           EQUITY
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              --------------   --------------   --------------
CLASS A
   Net assets .............................   $   12,771,310   $   39,817,269   $   20,518,016
                                              --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................          990,333        2,557,453        1,990,895
                                              --------------   --------------   --------------
   Net asset value per share ..............           $12.90           $15.57           $10.31
                                                      ======           ======           ======
   Maximum offering price per share
      (net asset value plus sales charge
      of 5.50%* of the offering price) ....           $13.65           $16.48           $10.91
                                                      ======           ======           ======

CLASS B
   Net assets .............................   $    4,975,092   $   16,058,648   $    4,217,834
                                              --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................          401,152        1,058,837          420,773
                                              --------------   --------------   --------------
   Net asset value and offering
      price per share** ...................           $12.40           $15.17           $10.02
                                                      ======           ======           ======

CLASS C
   Net assets .............................   $    9,203,867   $   13,236,458   $   13,256,754
                                              --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................          741,009          871,612        1,321,656
                                              --------------   --------------   --------------
   Net asset value and offering
      price per share** ...................           $12.42           $15.19           $10.03
                                                      ======           ======           ======

CLASS Y
   Net assets .............................   $   20,725,919               --   $   16,468,463
                                              --------------   --------------   --------------
   Shares of beneficial interest
      outstanding .........................        1,570,142               --        1,580,052
                                              --------------   --------------   --------------
   Net asset value, offering and
      redemption  price per share .........           $13.20               --           $10.42
                                                      ======           ======           ======

----------
 *  On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 2003

                                                                S&P STARS                       INTRINSIC
                                                S&P STARS     OPPORTUNITIES    THE INSIDERS       VALUE
                                                PORTFOLIO       PORTFOLIO      SELECT FUND      PORTFOLIO
                                              -------------   --------------    -----------    ------------
INVESTMENT INCOME
   Dividends ..............................   $   8,768,200    $    325,648    $    651,859    $  1,527,654
   Interest ...............................         173,049          11,970          36,787          19,523
   Securities lending income ..............         135,090             800              --              --
        Less: Foreign taxes withheld ......              --              --              --              --
                                              -------------    ------------    ------------    ------------
                                                  9,076,339         338,418         688,646       1,547,177
                                              -------------    ------------    ------------    ------------

EXPENSES
   Advisory fees ..........................      12,146,262         437,381         198,855         475,657
   Administration fees ....................       2,176,306          87,517          50,245          95,695
   Distribution and service fees - Class A        3,494,032         124,277          80,095          93,929
   Distribution and service fees - Class B        4,299,442         180,128          99,126         103,523
   Distribution and service fees - Class C        3,526,873         141,343          70,707         123,200
   Transfer agent fees and expenses .......       2,977,700         159,750         150,963         160,125
   Accounting fees ........................         527,023          30,982          18,917          30,622
   Legal and auditing fees ................          95,211          59,898          63,658          60,626
   Custodian fees and expenses ............         178,360          31,382          10,094          10,741
   Insurance expenses .....................           9,487             986           6,960           6,961
   Amortization of organization expenses ..              --              --              --              --
   Federal and state registration fees ....         141,157           7,158          40,975          46,680
   Reports and notices to shareholders ....         235,744           9,001           4,991           7,416
   Trustees' fees and expenses ............          12,801          12,325          11,718          11,704
   Other ..................................         177,348           3,881           2,218           3,458
                                              -------------    ------------    ------------    ------------
        Total expenses before waivers and
             related reimbursements .......      29,997,746       1,286,009         809,522       1,230,337
        Less: waivers and related
             reimbursements ...............      (2,484,380)       (256,772)       (174,426)       (274,718)
                                              -------------    ------------    ------------    ------------
        Total expenses after waivers and
             related reimbursements .......      27,513,366       1,029,237         635,096         955,619
                                              -------------    ------------    ------------    ------------
   Net investment income/(loss) ...........     (18,437,027)       (690,819)         53,550         591,558
                                              -------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments ..........................    (530,872,886)    (14,494,223)     (1,496,027)     (2,993,556)
     Foreign currency related transactions               --              --              --              --
     Securities sold short ................      (3,819,086)        399,989              --              --
   Net change in unrealized appreciation/
     (depreciation) on:
     Investments and foreign currency
     related transactions, if any .........    (349,004,459)     (4,621,135)     (9,619,724)    (17,383,948)
     Securities sold short ................        (372,798)        (44,542)             --              --
                                              -------------    ------------    ------------    ------------
   Net realized and unrealized loss
     on investments .......................    (884,069,229)    (18,759,911)    (11,115,751)    (20,377,504)
                                              -------------    ------------    ------------    ------------
   NET DECREASE IN NET
     ASSETS RESULTING FROM
     OPERATIONS ...........................   $(902,506,256)   $(19,450,730)   $(11,062,201)   $(19,785,946)
                                              =============    ============    ============    ============

                                               SMALL CAP          ALPHA        INTERNATIONAL
                                                 VALUE            GROWTH          EQUITY
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              ------------     ------------    -------------
INVESTMENT INCOME
   Dividends ..............................   $  1,031,271     $    573,089    $  1,593,879
   Interest ...............................         28,976           52,617         110,412
   Securities lending income ..............          6,474               --             297
        Less: Foreign taxes withheld ......             --               --        (150,884)
                                              ------------     ------------    ------------
                                                 1,066,721          625,706       1,553,704
                                              ------------     ------------    ------------

EXPENSES
   Advisory fees ..........................        461,792          324,065         674,950
   Administration fees ....................         92,359           75,311         101,243
   Distribution and service fees - Class A          86,165          144,010         128,642
   Distribution and service fees - Class B          60,233          122,476          58,510
   Distribution and service fees - Class C         118,724           88,065         174,923
   Transfer agent fees and expenses .......        164,141          130,261         161,903
   Accounting fees ........................         33,279           25,742          32,504
   Legal and auditing fees ................         62,740           64,100          66,200
   Custodian fees and expenses ............         23,383           29,131          76,798
   Insurance expenses .....................          7,146            6,961           7,320
   Amortization of organization expenses ..             --            5,830          20,666
   Federal and state registration fees ....         43,431           45,325          51,416
   Reports and notices to shareholders ....          7,337            5,600          13,001
   Trustees' fees and expenses ............         10,628           11,625          13,001
   Other ..................................          4,210            4,240           5,300
                                              ------------     ------------    ------------
        Total expenses before waivers and
             related reimbursements .......      1,175,568        1,082,742       1,586,377
        Less: waivers and related
             reimbursements ...............       (294,546)        (279,499)       (380,613)
                                              ------------     ------------    ------------
        Total expenses after waivers and
             related reimbursements .......        881,022          803,243       1,205,764
                                              ------------     ------------    ------------
   Net investment income/(loss) ...........        185,699         (177,537)        347,940
                                              ------------     ------------    ------------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments ..........................    (10,169,674)       2,029,943     (15,284,247)
     Foreign currency related transactions              --               --      (1,947,870)
     Securities sold short ................             --               --              --
   Net change in unrealized appreciation/
     (depreciation) on:
     Investments and foreign currency
     related transactions, if any .........    (16,055,862)     (11,016,230)     (6,833,766)
     Securities sold short ................             --               --              --
                                              ------------     ------------    ------------
   Net realized and unrealized loss
     on investments .......................    (26,225,536)      (8,986,287)    (24,065,883)
                                              ------------     ------------    ------------
   NET DECREASE IN NET
     ASSETS RESULTING FROM
     OPERATIONS ...........................   $(26,039,837)    $ (9,163,824)   $(23,717,943)
                                              ============     ============    ============

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          S&P STARS PORTFOLIO
                                                                    --------------------------------
                                                                                 FOR THE
                                                                              FISCAL YEARS
                                                                             ENDED MARCH 31,
                                                                    --------------------------------
                                                                         2003              2002
                                                                    --------------    --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss) ..................................   $  (18,437,027)   $  (35,959,530)
  Net realized gain/(loss) from investments, foreign currency
    related transactions and securities sold short, if any ......     (534,691,972)     (344,992,054)
  Net change in unrealized appreciation/(depreciation) on
    investments, foreign currency related transactions and
    securities sold short, if any ...............................     (349,377,257)       73,379,674
                                                                    --------------    --------------
  Net increase/(decrease) in net assets, resulting
    from operations .............................................     (902,506,256)     (307,571,910)
                                                                    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares ..............................................               --                --
    Class B shares ..............................................               --                --
    Class C shares ..............................................               --                --
    Class Y shares ..............................................               --                --
                                                                    --------------    --------------
                                                                                --                --
                                                                    --------------    --------------

  Net realized capital gains
    Class A shares ..............................................               --                --
    Class B shares ..............................................               --                --
    Class C shares ..............................................               --                --
    Class Y shares ..............................................               --                --
                                                                    --------------    --------------
                                                                                --                --
                                                                    --------------    --------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ..........................      163,983,729       902,204,412
  Cost of shares repurchased ....................................     (687,251,200)     (508,590,833)
  Shares issued in reinvestment of dividends and distributions ..               --                --
                                                                    --------------    --------------
  Net increase/(decrease) in net assets derived from
    shares of beneficial interest transactions ..................     (523,267,471)      393,613,579
                                                                    --------------    --------------
  Total increase/(decrease) in net assets .......................   (1,425,773,727)       86,041,669

NET ASSETS
    Beginning of period .........................................    2,596,674,744     2,510,633,075
                                                                    --------------    --------------
    End of period** .............................................   $1,170,901,017    $2,596,674,744
                                                                    ==============    ==============

                                                                         S&P STARS OPPORTUNITIES
                                                                                PORTFOLIO
                                                                    ---------------------------------
                                                                       FOR THE         FOR THE PERIOD
                                                                     FISCAL YEAR      OCTOBER 1, 2001*
                                                                    ENDED MARCH 31,  THROUGH MARCH 31,
                                                                    ----------------------------------
                                                                         2003                 2002
                                                                    --------------         -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss) ..................................     $   (690,819)        $  (239,747)
  Net realized gain/(loss) from investments, foreign currency
    related transactions and securities sold short, if any ......      (14,094,234)            177,671
  Net change in unrealized appreciation/(depreciation) on
    investments, foreign currency related transactions and
    securities sold short, if any ...............................       (4,665,677)          4,439,404
                                                                      ------------         -----------
  Net increase/(decrease) in net assets, resulting
    from operations .............................................      (19,450,730)          4,377,328
                                                                      ------------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares ..............................................               --                  --
    Class B shares ..............................................               --                  --
    Class C shares ..............................................               --                  --
    Class Y shares ..............................................               --                  --
                                                                      ------------         -----------
                                                                                --                  --
                                                                      ------------         -----------

  Net realized capital gains
    Class A shares ..............................................         (358,229)                 --
    Class B shares ..............................................         (258,797)                 --
    Class C shares ..............................................         (203,086)                 --
    Class Y shares ..............................................          (16,521)                 --
                                                                      ------------         -----------
                                                                          (836,633)                 --
                                                                      ------------         -----------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ..........................       24,602,311          72,480,849
  Cost of shares repurchased ....................................      (27,421,582)         (6,826,090)
  Shares issued in reinvestment of dividends and distributions ..          775,281                  --
                                                                      ------------         -----------
  Net increase/(decrease) in net assets derived from
    shares of beneficial interest transactions ..................       (2,043,990)         65,654,759
                                                                      ------------         -----------
  Total increase/(decrease) in net assets .......................      (22,331,353)         70,032,087

NET ASSETS
    Beginning of period .........................................       70,032,087                  --
                                                                      ------------         -----------
    End of period** .............................................     $ 47,700,734         $70,032,087
                                                                      ============         ===========

                                                                          THE INSIDERS SELECT FUND
                                                                      --------------------------------
                                                                                  FOR THE
                                                                               FISCAL YEARS
                                                                              ENDED MARCH 31,
                                                                      --------------------------------
                                                                          2003                 2002
                                                                      ------------         -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss) ..................................     $     53,550         $   (90,796)
  Net realized gain/(loss) from investments, foreign currency
    related transactions and securities sold short, if any ......       (1,496,027)             12,305
  Net change in unrealized appreciation/(depreciation) on
    investments, foreign currency related transactions and
    securities sold short, if any ...............................       (9,619,724)          1,476,933
                                                                      ------------         -----------
  Net increase/(decrease) in net assets, resulting
    from operations .............................................      (11,062,201)          1,398,442
                                                                      ------------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares ..............................................               --                  --
    Class B shares ..............................................               --                  --
    Class C shares ..............................................               --                  --
    Class Y shares ..............................................               --                  --
                                                                      ------------         -----------
                                                                                --                  --
                                                                      ------------         -----------

  Net realized capital gains
    Class A shares ..............................................          (25,126)         (1,609,248)
    Class B shares ..............................................          (15,796)           (957,044)
    Class C shares ..............................................          (11,229)           (802,040)
    Class Y shares ..............................................             (640)            (68,330)
                                                                      ------------         -----------
                                                                           (52,791)         (3,436,662)
                                                                      ------------         -----------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ..........................       13,299,638          13,976,474
  Cost of shares repurchased ....................................      (13,545,245)         (9,339,567)
  Shares issued in reinvestment of dividends and distributions ..           48,418           3,201,070
                                                                      ------------         -----------
  Net increase/(decrease) in net assets derived from
    shares of beneficial interest transactions ..................         (197,189)          7,837,977
                                                                      ------------         -----------
  Total increase/(decrease) in net assets .......................      (11,312,181)          5,799,757

NET ASSETS
    Beginning of period .........................................       38,682,935          32,883,178
                                                                      ------------         -----------
    End of period** .............................................     $ 27,370,754         $38,682,935
                                                                      ============         ===========

----------
  * Commencement of operations.
 ** Includes undistributed net investment income as follows:

                                                FOR THE FISCAL YEARS ENDED
                                            ----------------------------------
                                            MARCH 31, 2003      MARCH 31, 2002
                                            --------------      --------------
The Insiders Select Fund ...................      $ 53,348                  --
Intrinsic Value Portfolio ..................       368,133            $218,791
Small Cap Value Portfolio ..................       185,345                  --

The accompanying notes are an integral part of the financial statements.

                                                                     INTRINSIC VALUE PORTFOLIO
                                                                    ----------------------------
                                                                               FOR THE
                                                                            FISCAL YEARS
                                                                           ENDED MARCH 31,
                                                                    ----------------------------
                                                                        2003             2002
                                                                    ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss) ..................................   $    591,558    $    212,434
  Net realized gain/(loss) from investments, foreign currency
       related transactions and securities sold short, if any ...     (2,993,556)          6,021
  Net change in unrealized appreciation/(depreciation) on
       investments, foreign currency related transactions and
       securities sold short, if any ............................    (17,383,948)      1,982,246
                                                                    ------------    ------------
  Net increase/(decrease) in net assets, resulting
       from operations ..........................................    (19,785,946)      2,200,701
                                                                    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
       Class A shares ...........................................       (124,710)         (9,294)
       Class B shares ...........................................        (26,585)             --
       Class C shares ...........................................        (30,467)             --
       Class Y shares ...........................................       (252,926)        (29,318)
                                                                    ------------    ------------
                                                                        (434,688)        (38,612)
                                                                    ------------    ------------
  Net realized capital gains
       Class A shares ...........................................             --        (451,116)
       Class B shares ...........................................             --        (203,076)
       Class C shares ...........................................             --        (270,475)
       Class Y shares ...........................................             --        (474,371)
                                                                    ------------    ------------
                                                                              --      (1,399,038)
                                                                    ------------    ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ..........................     31,578,358      49,387,251
  Cost of shares repurchased ....................................    (18,042,549)    (13,354,763)
  Shares issued in reinvestment of dividends and distributions ..        406,998       1,376,746
                                                                    ------------    ------------
  Net increase/(decrease) in net assets derived from
       shares of beneficial interest transactions ...............     13,942,807      37,409,234
                                                                    ------------    ------------
  Total increase/(decrease) in net assets .......................     (6,277,827)     38,172,285
NET ASSETS
       Beginning of period ......................................     66,555,021      28,382,736
                                                                    ------------    ------------
       End of period** ..........................................   $ 60,277,194    $ 66,555,021
                                                                    ============    ============

                                                                     SMALL CAP VALUE PORTFOLIO
                                                                    ----------------------------
                                                                             FOR THE
                                                                           FISCAL YEARS
                                                                          ENDED MARCH 31,
                                                                    ----------------------------
                                                                       2003             2002
                                                                    ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss) ..................................   $    185,699    $   (111,729)
  Net realized gain/(loss) from investments, foreign currency
       related transactions and securities sold short, if any ...    (10,169,674)      5,377,979
  Net change in unrealized appreciation/(depreciation) on
       investments, foreign currency related transactions and
       securities sold short, if any ............................    (16,055,862)      7,192,546
                                                                    ------------    ------------
  Net increase/(decrease) in net assets, resulting
       from operations ..........................................    (26,039,837)     12,458,796
                                                                    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
       Class A shares ...........................................             --              --
       Class B shares ...........................................             --              --
       Class C shares ...........................................             --              --
                                                                    ------------    ------------
       Class Y shares ...........................................             --              --
                                                                    ------------    ------------
  Net realized capital gains
       Class A shares ...........................................     (1,262,957)     (1,013,046)
       Class B shares ...........................................       (427,272)       (300,405)
       Class C shares ...........................................       (826,472)       (723,299)
       Class Y shares ...........................................     (1,639,686)     (1,443,389)
                                                                    ------------    ------------
                                                                      (4,156,387)     (3,480,139)
                                                                    ------------    ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ..........................     17,139,387      29,204,613
  Cost of shares repurchased ....................................    (24,768,254)    (25,898,472)
  Shares issued in reinvestment of dividends and distributions ..      3,708,819       3,103,122
                                                                    ------------    ------------
  Net increase/(decrease) in net assets derived from
       shares of beneficial interest transactions ...............     (3,920,048)      6,409,263
                                                                    ------------    ------------
  Total increase/(decrease) in net assets .......................    (34,116,272)     15,387,920
NET ASSETS
       Beginning of period ......................................     81,792,460      66,404,540
                                                                    ------------    ------------
       End of period** ..........................................   $ 47,676,188    $ 81,792,460
                                                                    ============    ============

                                                                       ALPHA GROWTH PORTFOLIO
                                                                    ----------------------------
                                                                             FOR THE
                                                                           FISCAL YEARS
                                                                          ENDED MARCH 31,
                                                                    ----------------------------
                                                                        2003           2002
                                                                    ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss) ..................................   $   (177,537)   $   (192,256)
  Net realized gain/(loss) from investments, foreign currency
       related transactions and securities sold short, if any ...      2,029,943      (1,271,500)
  Net change in unrealized appreciation/(depreciation) on
       investments, foreign currency related transactions and
       securities sold short, if any ............................    (11,016,230)      5,113,617
                                                                    ------------    ------------
  Net increase/(decrease) in net assets, resulting
       from operations ..........................................     (9,163,824)      3,649,861
                                                                    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
       Class A shares ...........................................             --              --
       Class B shares ...........................................             --              --
       Class C shares ...........................................             --              --
       Class Y shares ...........................................             --              --
                                                                    ------------    ------------
                                                                              --              --
                                                                    ------------    ------------
  Net realized capital gains
       Class A shares ...........................................             --              --
       Class B shares ...........................................             --              --
       Class C shares ...........................................             --              --
       Class Y shares ...........................................             --              --
                                                                    ------------    ------------
                                                                              --              --
                                                                    ------------    ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ..........................     60,680,183      17,614,962
  Cost of shares repurchased ....................................    (21,187,371)    (12,211,138)
  Shares issued in reinvestment of dividends and distributions ..             --              --
                                                                    ------------    ------------
  Net increase/(decrease) in net assets derived from
       shares of beneficial interest transactions ...............     39,492,812       5,403,824
                                                                    ------------    ------------
  Total increase/(decrease) in net assets .......................     30,328,988       9,053,685
NET ASSETS
       Beginning of period ......................................     38,783,387      29,729,702
                                                                    ------------    ------------
       End of period** ..........................................   $ 69,112,375    $ 38,783,387
                                                                    ============    ============

                                                                   INTERNATIONAL EQUITY PORTFOLIO
                                                                   ------------------------------
                                                                              FOR THE
                                                                           FISCAL YEARS
                                                                          ENDED MARCH 31,
                                                                   ------------------------------
                                                                        2003           2002
                                                                   -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss) ..................................   $    347,940    $   (198,779)
  Net realized gain/(loss) from investments, foreign currency
       related transactions and securities sold short, if any ...    (17,232,117)    (26,169,644)
  Net change in unrealized appreciation/(depreciation) on
       investments, foreign currency related transactions and
       securities sold short, if any ............................     (6,833,766)     11,419,276
                                                                    ------------    ------------
  Net increase/(decrease) in net assets, resulting
       from operations ..........................................    (23,717,943)    (14,949,147)
                                                                    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
       Class A shares ...........................................             --              --
       Class B shares ...........................................             --              --
       Class C shares ...........................................             --              --
       Class Y shares ...........................................             --              --
                                                                    ------------    ------------
                                                                              --              --
                                                                    ------------    ------------
  Net realized capital gains
       Class A shares ...........................................             --              --
       Class B shares ...........................................             --              --
       Class C shares ...........................................             --              --
       Class Y shares ...........................................             --              --
                                                                    ------------    ------------
                                                                              --              --
                                                                    ------------    ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ..........................     18,424,391      69,154,576
  Cost of shares repurchased ....................................    (22,089,897)    (64,044,379)
  Shares issued in reinvestment of dividends and distributions ..             --              --
                                                                    ------------    ------------
  Net increase/(decrease) in net assets derived from
       shares of beneficial interest transactions ...............     (3,665,506)      5,110,197
                                                                    ------------    ------------
  Total increase/(decrease) in net assets .......................    (27,383,449)     (9,838,950)
NET ASSETS
       Beginning of period ......................................     81,844,516      91,683,466
                                                                    ------------    ------------
       End of period** ..........................................   $ 54,461,067    $ 81,844,516
                                                                    ============    ============

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                                   NET                        NET                          NET
                                                                  ASSET                  REALIZED AND    DISTRIBUTIONS    ASSET
                                                                  VALUE,       NET        UNREALIZED       FROM NET       VALUE
                                                                BEGINNING   INVESTMENT   GAIN/(LOSS) ON   REALIZED       END OF
                                                                 OF YEAR     LOSS*(1)   INVESTMENTS*(2)  CAPITAL GAINS    YEAR
                                                               ----------   ----------   --------------- -------------   -------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 .................       $25.11       $(0.21)       $(9.09)           --        $15.81
  For the fiscal year ended March 31, 2002 .................        27.85        (0.30)        (2.44)           --         25.11
  For the fiscal year ended March 31, 2001 .................        36.42        (0.27)        (7.82)       $(0.48)        27.85
  For the fiscal year ended March 31, 2000 .................        24.39        (0.21)        12.53         (0.29)        36.42
  For the fiscal year ended March 31, 1999 .................        19.97        (0.12)         5.46         (0.92)        24.39
CLASS B
  For the fiscal year ended March 31, 2003 .................        24.46        (0.29)        (8.85)           --         15.32
  For the fiscal year ended March 31, 2002 .................        27.26        (0.41)        (2.39)           --         24.46
  For the fiscal year ended March 31, 2001 .................        35.83        (0.37)        (7.72)        (0.48)        27.26
  For the fiscal year ended March 31, 2000 .................        24.11        (0.27)        12.28         (0.29)        35.83
  For the fiscal year ended March 31, 1999 .................        19.86        (0.12)         5.29         (0.92)        24.11
CLASS C
  For the fiscal year ended March 31, 2003 .................        24.45        (0.31)        (8.83)           --         15.31
  For the fiscal year ended March 31, 2002 .................        27.25        (0.42)        (2.38)           --         24.45
  For the fiscal year ended March 31, 2001 .................        35.82        (0.38)        (7.71)        (0.48)        27.25
  For the fiscal year ended March 31, 2000 .................        24.10        (0.30)        12.31         (0.29)        35.82
  For the fiscal year ended March 31, 1999 .................        19.85        (0.22)         5.39         (0.92)        24.10
CLASS Y
  For the fiscal year ended March 31, 2003 .................        25.82        (0.09)        (9.36)           --         16.37
  For the fiscal year ended March 31, 2002 .................        28.49        (0.16)        (2.51)           --         25.82
  For the fiscal year ended March 31, 2001 .................        37.05        (0.14)        (7.94)        (0.48)        28.49
  For the fiscal year ended March 31, 2000 .................        24.68        (0.12)        12.78         (0.29)        37.05
  For the fiscal year ended March 31, 1999 .................        20.11        (0.05)         5.54         (0.92)        24.68

----------
  * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years. Net realized and unrealized gain/(loss) on investments include short sale transactions, if any.

The accompanying notes are an integral part of the financial statements.

                                                                                                                  RATIO OF
                                                      TOTAL        NET ASSETS,            RATIO OF             NET INVESTMENT
                                                    INVESTMENT     END OF YEAR           EXPENSES TO               LOSS TO
                                                    RETURN(3)    (000'S OMITTED)    AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)
                                                    ----------   ---------------   -----------------------  ----------------------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 .....       (37.06)%  $  484,873                 1.50%                    (0.95)%
  For the fiscal year ended March 31, 2002 .....        (9.80)    1,151,482                 1.50                     (1.12)
  For the fiscal year ended March 31, 2001 .....       (22.36)    1,173,464                 1.50                     (1.04)
  For the fiscal year ended March 31, 2000 .....        50.82       673,550                 1.50                     (1.12)
  For the fiscal year ended March 31, 1999 .....        27.46       206,130                 1.50                     (0.73)
CLASS B
  For the fiscal year ended March 31, 2003 .....       (37.37)      323,425                 2.00                     (1.44)
  For the fiscal year ended March 31, 2002 .....       (10.27)      672,833                 2.00                     (1.65)
  For the fiscal year ended March 31, 2001 .....       (22.73)      620,784                 2.00                     (1.58)
  For the fiscal year ended March 31, 2000 .....        50.13       300,693                 2.00                     (1.63)
  For the fiscal year ended March 31, 1999 .....        26.75        49,319                 2.00                     (1.23)
CLASS C
  For the fiscal year ended March 31, 2003 .....       (37.38)      253,391                 2.00                     (1.44)
  For the fiscal year ended March 31, 2002 .....       (10.28)      568,726                 2.00                     (1.65)
  For the fiscal year ended March 31, 2001 .....       (22.74)      540,150                 2.00                     (1.58)
  For the fiscal year ended March 31, 2000 .....        50.15       314,794                 2.00                     (1.63)
  For the fiscal year ended March 31, 1999 .....        26.75        97,654                 2.00                     (1.23)
CLASS Y
  For the fiscal year ended March 31, 2003 .....       (36.60)      109,212                 1.00                     (0.43)
  For the fiscal year ended March 31, 2002 .....        (9.37)      203,633                 1.00                     (0.65)
  For the fiscal year ended March 31, 2001 .....       (21.95)      176,235                 1.00                     (0.47)
  For the fiscal year ended March 31, 2000 .....        51.61       154,015                 1.00                     (0.56)
  For the fiscal year ended March 31, 1999 .....        28.02        52,483                 1.00                     (0.23)

                                                               INCREASE/(DECREASE)
                                                                   REFLECTED IN
                                                                   EXPENSE AND
                                                                NET INVESTMENT LOSS       PORTFOLIO
                                                             RATIOS DUE TO WAIVERS AND    TURNOVER
                                                               RELATED REIMBURSEMENTS       RATE
                                                             -------------------------    ---------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 .................             0.16%            122.29%
  For the fiscal year ended March 31, 2002 .................             0.08             110.80
  For the fiscal year ended March 31, 2001 .................             0.10              42.93
  For the fiscal year ended March 31, 2000 .................             0.18              54.67
  For the fiscal year ended March 31, 1999 .................             0.27              76.17
CLASS B
  For the fiscal year ended March 31, 2003 .................             0.16             122.29
  For the fiscal year ended March 31, 2002 .................             0.08             110.80
  For the fiscal year ended March 31, 2001 .................             0.10              42.93
  For the fiscal year ended March 31, 2000 .................             0.18              54.67
  For the fiscal year ended March 31, 1999 .................             0.27              76.17
CLASS C
  For the fiscal year ended March 31, 2003 .................             0.16             122.29
  For the fiscal year ended March 31, 2002 .................             0.08             110.80
  For the fiscal year ended March 31, 2001 .................             0.10              42.93
  For the fiscal year ended March 31, 2000 .................             0.18              54.67
  For the fiscal year ended March 31, 1999 .................             0.27              76.17
CLASS Y
  For the fiscal year ended March 31, 2003 .................             0.16             122.29
  For the fiscal year ended March 31, 2002 .................             0.08             110.80
  For the fiscal year ended March 31, 2001 .................             0.10              42.93
  For the fiscal year ended March 31, 2000 .................             0.18              54.67
  For the fiscal year ended March 31, 1999 .................             0.27              76.17

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                                   NET                      NET                             NET
                                                                  ASSET                  REALIZED AND    DISTRIBUTIONS     ASSET
                                                                 VALUE,       NET        UNREALIZED        FROM NET        VALUE,
                                                                BEGINNING  INVESTMENT   GAIN/(LOSS) ON     REALIZED        END OF
                                                                OF PERIOD   LOSS**(1)   INVESTMENTS**(2) CAPITAL GAINS     PERIOD
                                                               ----------  ----------   ---------------- -------------   ---------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ..................      $14.27       $(0.12)       $(3.49)       $(0.17)       $10.49
  For the period October 1, 2001* through March 31, 2002 ....       12.00        (0.04)         2.31          --           14.27
CLASS B
  For the fiscal year ended March 31, 2003 ..................       14.23        (0.18)        (3.48)        (0.17)        10.40
  For the period October 1, 2001* through March 31, 2002 ....       12.00        (0.06)         2.29          --           14.23
CLASS C
  For the fiscal year ended March 31, 2003 ..................       14.23        (0.18)        (3.48)        (0.17)        10.40
  For the period October 1, 2001* through March 31, 2002 ....       12.00        (0.06)         2.29          --           14.23
CLASS Y
  For the fiscal year ended March 31, 2003 ..................       14.30        (0.08)        (3.49)        (0.17)        10.56
  For the period October 1, 2001* through March 31, 2002 ....       12.00        (0.02)         2.32          --           14.30

----------

  *  Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include short sale transactions.

The accompanying notes are an integral part of the financial statements.

                                                               TOTAL        NET ASSETS,            RATIO OF
                                                             INVESTMENT    END OF PERIOD          EXPENSES TO
                                                              RETURN(3)   (000'S omitted)    AVERAGE NET ASSETS(1)
                                                             -----------  ---------------  ------------------------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 .................  (25.36)%      $20,521               1.50%
  For the period October 1, 2001* through March 31, 2002 ...   18.92         30,004               1.50(4)
CLASS B
  For the fiscal year ended March 31, 2003 .................  (25.79)        14,784               2.00
  For the period October 1, 2001* through March 31, 2002 ...   18.58         21,094               2.00(4)
CLASS C
  For the fiscal year ended March 31, 2003 .................  (25.79)        11,638               2.00
  For the period October 1, 2001* through March 31, 2002 ...   18.58         16,412               2.00(4)
CLASS Y
  For the fiscal year ended March 31, 2003 .................  (25.03)           758               1.00
  For the period October 1, 2001* through March 31, 2002 ...   19.17          2,522               1.00(4)

                                                                                        INCREASE/(DECREASE)
                                                                                          REFLECTED IN
                                                                   RATIO OF                 EXPENSE AND
                                                                NET INVESTMENT          NET INVESTMENT LOSS       PORTFOLIO
                                                                    LOSS TO          RATIOS DUE TO WAIVERS AND    TURNOVER
                                                             AVERAGE NET ASSETS(1)     RELATED REIMBURSEMENTS       RATE
                                                             ----------------------  -------------------------    ---------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 .................         (0.92)%                 0.44%                  174.82%
  For the period October 1, 2001* through March 31, 2002 ...         (0.90)(4)               0.85(4)                 66.89
CLASS B
  For the fiscal year ended March 31, 2003 .................         (1.42)                  0.44                   174.82%
  For the period October 1, 2001* through March 31, 2002 ...         (1.48)(4)               0.85(4)                 66.89
CLASS C
  For the fiscal year ended March 31, 2003 .................         (1.42)                  0.44%                  174.82%
  For the period October 1, 2001* through March 31, 2002 ...         (1.43)(4)               0.85(4)                 66.89
CLASS Y
  For the fiscal year ended March 31, 2003 .................         (0.45)                  0.44                   174.82%
  For the period October 1, 2001* through March 31, 2002 ...         (0.40)(4)               0.85(4)                 66.89

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4)  Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial

--------------------------------------------------------------------------------

                                                          NET                                 NET
                                                         ASSET                            REALIZED AND     DIVIDENDS   DISTRIBUTIONS
                                                         VALUE,            NET             UNREALIZED      FROM NET      FROM NET
                                                       BEGINNING        INVESTMENT       GAIN/(LOSS) ON   INVESTMENT     REALIZED
                                                        OF YEAR     INCOME/(LOSS)*(1)   INVESTMENTS*(2)     INCOME     CAPITAL GAINS
                                                     ------------   -----------------   ---------------   ----------   -------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2003 .........   $16.87            $0.06              $(4.58)             --       $(0.02)
  For the fiscal year ended March 31, 2002 .........    17.84            (0.01)               0.73              --        (1.69)
  For the fiscal year ended March 31, 2001 .........    16.90             0.01                3.05              --        (2.12)
  For the fiscal year ended March 31, 2000 .........    17.02               --                0.07              --        (0.19)
  For the fiscal year ended March 31, 1999 .........    17.88               --               (0.01)             --        (0.85)
CLASS B
  For the fiscal year ended March 31, 2003 .........    16.24            (0.01)              (4.39)             --        (0.02)
  For the fiscal year ended March 31, 2002 .........    17.32            (0.07)               0.68              --        (1.69)
  For the fiscal year ended March 31, 2001 .........    16.54            (0.05)               2.95              --        (2.12)
  For the fiscal year ended March 31, 2000 .........    16.75            (0.05)               0.03              --        (0.19)
  For the fiscal year ended March 31, 1999 .........    17.69               --               (0.09)             --        (0.85)
CLASS C
  For the fiscal year ended March 31, 2003 .........    16.24            (0.01)              (4.41)             --        (0.02)
  For the fiscal year ended March 31, 2002 .........    17.32            (0.08)               0.69              --        (1.69)
  For the fiscal year ended March 31, 2001 .........    16.54            (0.07)               2.97              --        (2.12)
  For the fiscal year ended March 31, 2000 .........    16.74            (0.05)               0.04              --        (0.19)
  For the fiscal year ended March 31, 1999 .........    17.68               --               (0.09)             --        (0.85)
CLASS Y
  For the fiscal year ended March 31, 2003 .........    17.27             0.14               (4.66)             --        (0.02)
  For the fiscal year ended March 31, 2002 .........    18.13             0.07                0.76              --        (1.69)
  For the fiscal year ended March 31, 2001 .........    17.09             0.09                3.07              --        (2.12)
  For the fiscal year ended March 31, 2000 .........    17.33               --                0.13          $(0.18)       (0.19)
  For the fiscal year ended March 31, 1999 .........    18.09               --                0.09              --        (0.85)

----------
  * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                    NET
                                                   ASSET
                                                   VALUE,        TOTAL          NET ASSETS,            RATIO OF
                                                   END OF     INVESTMENT        END OF YEAR           EXPENSES TO
                                                    YEAR       RETURN(3)     (000'S OMMITTED)    AVERAGE NET ASSETS(1)
                                                   ------     ----------     ----------------    ---------------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2003 ......  $12.33       (26.80)%          $13,049                 1.65%
  For the fiscal year ended March 31, 2002 ......   16.87         4.62             19,060                 1.65
  For the fiscal year ended March 31, 2001 ......   17.84        17.92             17,372                 1.65
  For the fiscal year ended March 31, 2000 ......   16.90         0.40             15,187                 1.65
  For the fiscal year ended March 31, 1999 ......   17.02         0.29             24,395                 1.65
CLASS B
  For the fiscal year ended March 31, 2003 ......   11.82       (27.10)             8,392                 2.15
  For the fiscal year ended March 31, 2002 ......   16.24         4.11             10,357                 2.15
  For the fiscal year ended March 31, 2001 ......   17.32        17.32              7,378                 2.15
  For the fiscal year ended March 31, 2000 ......   16.54        (0.13)             5,469                 2.15
  For the fiscal year ended March 31, 1999 ......   16.75        (0.16)             8,426                 2.15
CLASS C
  For the fiscal year ended March 31, 2003 ......   11.80       (27.22)             5,543                 2.15
  For the fiscal year ended March 31, 2002 ......   16.24         4.11              8,566                 2.15
  For the fiscal year ended March 31, 2001 ......   17.32        17.32              7,328                 2.15
  For the fiscal year ended March 31, 2000 ......   16.54        (0.07)             6,908                 2.15
  For the fiscal year ended March 31, 1999 ......   16.74        (0.16)            11,902                 2.15
CLASS Y
  For the fiscal year ended March 31, 2003 ......   12.73       (26.18)               387                 1.15
  For the fiscal year ended March 31, 2002 ......   17.27         5.17                701                 1.15
  For the fiscal year ended March 31, 2001 ......   18.13        18.30                805                 1.15
  For the fiscal year ended March 31, 2000 ......   17.09         0.72                796                 1.15
  For the fiscal year ended March 31, 1999 ......   17.33         0.85                914                 1.15

                                                                                INCREASE/(DECREASE)
                                                                                   REFLECTED IN
                                                         RATIO OF                   EXPENSE AND
                                                      NET INVESTMENT       NET INVESTMENT INCOME/(LOSS)   PORTFOLIO
                                                     INCOME/(LOSS) TO       RATIOS DUE TO WAIVERS AND     TURNOVER
                                                   AVERAGE NET ASSETS(1)       RELATED REIMBURSEMENTS        RATE
                                                   ---------------------   ----------------------------   ---------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2003 ......           0.40%                        0.52%              30.81%
  For the fiscal year ended March 31, 2002 ......          (0.04)                        1.23               57.26
  For the fiscal year ended March 31, 2001 ......           0.08                         1.14               99.36
  For the fiscal year ended March 31, 2000 ......           0.10                         0.81               76.06
  For the fiscal year ended March 31, 1999 ......           0.02                         0.81               99.71
CLASS B
  For the fiscal year ended March 31, 2003 ......          (0.08)                        0.52               30.81
  For the fiscal year ended March 31, 2002 ......          (0.49)                        1.23               57.26
  For the fiscal year ended March 31, 2001 ......          (0.42)                        1.14               99.36
  For the fiscal year ended March 31, 2000 ......          (0.40)                        0.81               76.06
  For the fiscal year ended March 31, 1999 ......           0.03                         0.81               99.71
CLASS C
  For the fiscal year ended March 31, 2003 ......          (0.10)                        0.52               30.81
  For the fiscal year ended March 31, 2002 ......          (0.52)                        1.23               57.26
  For the fiscal year ended March 31, 2001 ......          (0.42)                        1.14               99.36
  For the fiscal year ended March 31, 2000 ......          (0.40)                        0.81               76.06
  For the fiscal year ended March 31, 1999 ......           0.02                         0.81               99.71
CLASS Y
  For the fiscal year ended March 31, 2003 ......           0.88                         0.52               30.81
  For the fiscal year ended March 31, 2002 ......           0.39                         1.23               57.26
  For the fiscal year ended March 31, 2001 ......           0.58                         1.14               99.36
  For the fiscal year ended March 31, 2000 ......           0.60                         0.81               76.06
  For the fiscal year ended March 31, 1999 ......           0.02                         0.81               99.71

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                      NET                                NET
                                                     ASSET                          REALIZED AND       DIVIDENDS     DISTRIBUTIONS
                                                     VALUE,           NET             UNREALIZED       FROM NET        FROM NET
                                                   BEGINNING       INVESTMENT       GAIN/(LOSS) ON     INVESTMENT     INVESTMENT
                                                    OF YEAR     INCOME/(LOSS)*(1)   INVESTMENTS*(2)      INCOME         INCOME
                                                   ----------   -----------------   ---------------    ----------    -------------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ......    $20.04           $0.14             $(5.26)         $(0.11)              --
  For the fiscal year ended March 31, 2002 ......     19.63            0.04               0.87           (0.01)          $(0.49)
  For the fiscal year ended March 31, 2001 ......     16.71            0.11               3.85           (0.13)           (0.91)
  For the fiscal year ended March 31, 2000 ......     19.74            0.11              (0.94)          (0.10)           (2.10)
  For the fiscal year ended March 31, 1999 ......     20.83            0.11               0.59           (0.11)           (1.68)
CLASS B
  For the fiscal year ended March 31, 2003 ......     19.65            0.05              (5.16)          (0.04)              --
  For the fiscal year ended March 31, 2002 ......     19.35           (0.02)              0.81              --            (0.49)
  For the fiscal year ended March 31, 2001 ......     16.49            0.03               3.78           (0.04)           (0.91)
  For the fiscal year ended March 31, 2000 ......     19.51            0.01              (0.93)             --            (2.10)
  For the fiscal year ended March 31, 1999 ......     20.66            0.08               0.52           (0.07)           (1.68)
CLASS C
  For the fiscal year ended March 31, 2003 ......     19.74            0.06              (5.18)          (0.04)              --
  For the fiscal year ended March 31, 2002 ......     19.43           (0.01)              0.81              --            (0.49)
  For the fiscal year ended March 31, 2001 ......     16.55            0.02               3.80           (0.03)           (0.91)
  For the fiscal year ended March 31, 2000 ......     19.57            0.01              (0.93)             --            (2.10)
  For the fiscal year ended March 31, 1999 ......     20.66            0.07               0.53           (0.01)           (1.68)
CLASS Y
  For the fiscal year ended March 31, 2003 ......     20.17            0.22              (5.23)          (0.19)              --
  For the fiscal year ended March 31, 2002 ......     19.67            0.11               0.91           (0.03)           (0.49)
  For the fiscal year ended March 31, 2001 ......     16.73            0.26               3.80           (0.21)           (0.91)
  For the fiscal year ended March 31, 2000 ......     19.78            0.22              (0.97)          (0.20)           (2.10)
  For the fiscal year ended March 31, 1999 ......     20.84            0.17               0.65           (0.20)           (1.68)

----------
  * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                    NET
                                                   ASSET
                                                   VALUE,        TOTAL          NET ASSETS,            RATIO OF
                                                   END OF     INVESTMENT        END OF YEAR           EXPENSES TO
                                                    YEAR       RETURN(3)     (000'S OMMITTED)    AVERAGE NET ASSETS(1)
                                                   ------     ----------     ----------------    ---------------------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ......  $14.81       (25.60)%          $17,734                 1.50%
  For the fiscal year ended March 31, 2002 ......   20.04         4.72             20,953                 1.50
  For the fiscal year ended March 31, 2001 ......   19.63        23.79             11,983                 1.50
  For the fiscal year ended March 31, 2000 ......   16.71        (4.91)             7,950                 1.50
  For the fiscal year ended March 31, 1999 ......   19.74         3.68              9,677                 1.50
CLASS B
  For the fiscal year ended March 31, 2003 ......   14.50       (26.02)            10,489                 2.00
  For the fiscal year ended March 31, 2002 ......   19.65         4.17              9,733                 2.00
  For the fiscal year ended March 31, 2001 ......   19.35        23.19              3,687                 2.00
  For the fiscal year ended March 31, 2000 ......   16.49        (5.41)             1,379                 2.00
  For the fiscal year ended March 31, 1999 ......   19.51         3.21              1,911                 2.00
CLASS C
  For the fiscal year ended March 31, 2003 ......   14.58       (25.95)            11,123                 2.00
  For the fiscal year ended March 31, 2002 ......   19.74         4.20             13,528                 2.00
  For the fiscal year ended March 31, 2001 ......   19.43        23.16              5,675                 2.00
  For the fiscal year ended March 31, 2000 ......   16.55        (5.39)             3,359                 2.00
  For the fiscal year ended March 31, 1999 ......   19.57         3.22              5,250                 2.00
CLASS Y
  For the fiscal year ended March 31, 2003 ......   14.97       (24.92)            20,931                 1.00
  For the fiscal year ended March 31, 2002 ......   20.17         5.28             22,341                 1.00
  For the fiscal year ended March 31, 2001 ......   19.67        24.38              7,038                 1.00
  For the fiscal year ended March 31, 2000 ......   16.73        (4.51)             3,438                 1.00
  For the fiscal year ended March 31, 1999 ......   19.78         4.29              4,741                 1.00

                                                                                INCREASE/(DECREASE)
                                                                                   REFLECTED IN
                                                         RATIO OF                   EXPENSE AND
                                                      NET INVESTMENT       NET INVESTMENT INCOME/(LOSS)   PORTFOLIO
                                                     INCOME/(LOSS) TO       RATIOS DUE TO WAIVERS AND     TURNOVER
                                                   AVERAGE NET ASSETS(1)       RELATED REIMBURSEMENTS        RATE
                                                   ---------------------   ----------------------------   ---------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ......           0.93%                        0.43%              52.98%
  For the fiscal year ended March 31, 2002 ......           0.38                         0.75               20.60
  For the fiscal year ended March 31, 2001 ......           0.72                         1.50               60.46
  For the fiscal year ended March 31, 2000 ......           0.56                         1.78               55.66
  For the fiscal year ended March 31, 1999 ......           0.54                         1.46               38.27
CLASS B
  For the fiscal year ended March 31, 2003 ......           0.45                         0.43               52.98
  For the fiscal year ended March 31, 2002 ......          (0.07)                        0.75               20.60
  For the fiscal year ended March 31, 2001 ......           0.15                         1.50               60.46
  For the fiscal year ended March 31, 2000 ......           0.03                         1.75               55.66
  For the fiscal year ended March 31, 1999 ......           0.08                         1.46               38.27
CLASS C
  For the fiscal year ended March 31, 2003 ......           0.44                         0.43               52.98
  For the fiscal year ended March 31, 2002 ......           0.02                         0.75               20.60
  For the fiscal year ended March 31, 2001 ......           0.11                         1.50               60.46
  For the fiscal year ended March 31, 2000 ......           0.03                         1.75               55.66
  For the fiscal year ended March 31, 1999 ......           0.08                         1.46               38.27
CLASS Y
  For the fiscal year ended March 31, 2003 ......           1.44                         0.43               52.98
  For the fiscal year ended March 31, 2002 ......           0.92                         0.75               20.60
  For the fiscal year ended March 31, 2001 ......           1.65                         1.50               60.46
  For the fiscal year ended March 31, 2000 ......           0.98                         1.77               55.66
  For the fiscal year ended March 31, 1999 ......           1.08                         1.46               38.27

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                          NET                               NET                              NET
                                                         ASSET                         REALIZED AND      DISTRIBUTIONS      ASSET
                                                         VALUE,           NET           UNREALIZED         FROM NET        VALUE,
                                                       BEGINNING      INVESTMENT      GAIN/(LOSS) ON       REALIZED        END OF
                                                        OF YEAR    INCOME/(LOSS)*(1)  INVESTMENTS*(2)    CAPITAL GAINS      YEAR
                                                       ---------   -----------------  ---------------   ---------------   --------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ..........    $20.39          $0.04            $(6.47)           $(1.06)        $12.90
  For the fiscal year ended March 31, 2002 ..........     18.13          (0.04)             3.30             (1.00)         20.39
  For the fiscal year ended March 31, 2001 ..........     23.10          (0.14)            (2.61)            (2.22)         18.13
  For the fiscal year ended March 31, 2000 ..........     17.93          (0.15)             6.69             (1.37)         23.10
  For the fiscal year ended March 31, 1999 ..........     23.65          (0.13)            (4.65)            (0.94)         17.93
CLASS B
  For the fiscal year ended March 31, 2003 ..........     19.82          (0.04)            (6.32)            (1.06)         12.40
  For the fiscal year ended March 31, 2002 ..........     17.76          (0.12)             3.18             (1.00)         19.82
  For the fiscal year ended March 31, 2001 ..........     22.80          (0.20)            (2.62)            (2.22)         17.76
  For the fiscal year ended March 31, 2000 ..........     17.71          (0.24)             6.60             (1.27)         22.80
  For the fiscal year ended March 31, 1999 ..........     23.48          (0.16)            (4.67)            (0.94)         17.71
CLASS C
  For the fiscal year ended March 31, 2003 ..........     19.83          (0.04)            (6.31)            (1.06)         12.42
  For the fiscal year ended March 31, 2002 ..........     17.77          (0.12)             3.18             (1.00)         19.83
  For the fiscal year ended March 31, 2001 ..........     22.80          (0.22)            (2.59)            (2.22)         17.77
  For the fiscal year ended March 31, 2000 ..........     17.70          (0.26)             6.62             (1.26)         22.80
  For the fiscal year ended March 31, 1999 ..........     23.48          (0.26)            (4.58)            (0.94)         17.70
CLASS Y
  For the fiscal year ended March 31, 2003 ..........     20.73           0.12             (6.59)            (1.06)         13.20
  For the fiscal year ended March 31, 2002 ..........     18.34           0.05              3.34             (1.00)         20.73
  For the fiscal year ended March 31, 2001 ..........     23.23          (0.03)            (2.64)            (2.22)         18.34
  For the fiscal year ended March 31, 2000 ..........     18.03          (0.05)             6.72             (1.47)         23.23
  For the fiscal year ended March 31, 1999 ..........     23.65          (0.02)            (4.66)            (0.94)         18.03

----------
  * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                                                                                   RATIO OF
                                                          TOTAL       NET ASSETS,          RATIO OF             NET INVESTMENT
                                                       INVESTMENT     END OF YEAR         EXPENSES TO          INCOME/(LOSS) TO
                                                        RETURN(3)   (000'S OMITTED)  AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)
                                                       ----------   ---------------  ---------------------   ---------------------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ..........   (31.94)%       $12,771               1.50%                   0.23%
  For the fiscal year ended March 31, 2002 ..........    18.51          23,902               1.50                   (0.24)
  For the fiscal year ended March 31, 2001 ..........   (11.64)         17,194               1.50                   (0.63)
  For the fiscal year ended March 31, 2000 ..........    38.21          24,086               1.50                   (0.75)
  For the fiscal year ended March 31, 1999 ..........   (20.26)         18,520               1.50                   (0.60)
CLASS B
  For the fiscal year ended March 31, 2003 ..........   (32.52)          4,975               2.00                   (0.26)
  For the fiscal year ended March 31, 2002 ..........    17.76           6,944               2.00                   (0.74)
  For the fiscal year ended March 31, 2001 ..........   (12.12)          4,301               2.00                   (1.14)
  For the fiscal year ended March 31, 2000 ..........    37.53           4,030               2.00                   (1.24)
  For the fiscal year ended March 31, 1999 ..........   (20.63)          2,716               2.00                   (1.10)
CLASS C
  For the fiscal year ended March 31, 2003 ..........   (32.45)          9,204               2.00                   (0.27)
  For the fiscal year ended March 31, 2002 ..........    17.75          16,112               2.00                   (0.74)
  For the fiscal year ended March 31, 2001 ..........   (12.07)         11,460               2.00                   (1.14)
  For the fiscal year ended March 31, 2000 ..........    37.54          13,399               2.00                   (1.24)
  For the fiscal year ended March 31, 1999 ..........   (20.67)         11,112               2.00                   (1.10)
CLASS Y
  For the fiscal year ended March 31, 2003 ..........   (31.59)         20,726               1.00                    0.74
  For the fiscal year ended March 31, 2002 ..........    19.02          34,834               1.00                    0.26
  For the fiscal year ended March 31, 2001 ..........   (11.22)         33,449               1.00                   (0.13)
  For the fiscal year ended March 31, 2000 ..........    38.86          31,091               1.00                   (0.24)
  For the fiscal year ended March 31, 1999 ..........   (19.84)         24,087               1.00                   (0.10)

                                                            INCREASE/(DECREASE)
                                                               REFLECTED IN
                                                                EXPENSE AND
                                                       NET INVESTMENT INCOME/(LOSS)   PORTFOLIO
                                                         RATIOS DUE TO WAIVERS AND     TURNOVER
                                                          RELATED REIMBURSEMENTS         RATE
                                                       ----------------------------   ----------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ..........              0.48%                 92.42%
  For the fiscal year ended March 31, 2002 ..........              0.53                  75.76
  For the fiscal year ended March 31, 2001 ..........              1.02                  65.32
  For the fiscal year ended March 31, 2000 ..........              0.65                  65.85
  For the fiscal year ended March 31, 1999 ..........              0.65                  84.12
CLASS B
  For the fiscal year ended March 31, 2003 ..........              0.48                  92.42
  For the fiscal year ended March 31, 2002 ..........              0.53                  75.76
  For the fiscal year ended March 31, 2001 ..........              1.02                  65.32
  For the fiscal year ended March 31, 2000 ..........              0.65                  65.85
  For the fiscal year ended March 31, 1999 ..........              0.65                  84.12
CLASS C
  For the fiscal year ended March 31, 2003 ..........              0.48                  92.42
  For the fiscal year ended March 31, 2002 ..........              0.53                  75.76
  For the fiscal year ended March 31, 2001 ..........              1.02                  65.32
  For the fiscal year ended March 31, 2000 ..........              0.65                  65.85
  For the fiscal year ended March 31, 1999 ..........              0.65                  84.12
CLASS Y
  For the fiscal year ended March 31, 2003 ..........              0.48                  92.42
  For the fiscal year ended March 31, 2002 ..........              0.53                  75.76
  For the fiscal year ended March 31, 2001 ..........              1.02                  65.32
  For the fiscal year ended March 31, 2000 ..........              0.65                  65.85
  For the fiscal year ended March 31, 1999 ..........              0.65                  84.12

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                    NET                                 NET                                   NET
                                                   ASSET                            REALIZED AND       DISTRIBUTIONS         ASSET
                                                  VALUE,              NET            UNREALIZED          FROM NET           VALUE,
                                                 BEGINNING        INVESTMENT        GAIN/(LOSS) ON       REALIZED           END OF
                                                  OF YEAR          LOSS*(1)        INVESTMENTS*(2)     CAPITAL GAINS         YEAR
                                               -------------    ---------------    ---------------     -------------      ----------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ...     $18.84           $(0.02)            $(3.25)                --            $15.57
  For the fiscal year ended March 31, 2002 ...      16.75            (0.03)              2.12                 --             18.84
  For the fiscal year ended March 31, 2001 ...      21.21            (0.09)             (4.37)                --             16.75
  For the fiscal year ended March 31, 2000 ...      17.32            (0.07)              3.96                 --             21.21
  For the fiscal year ended March 31, 1999 ...      13.40            (0.07)              4.01             $(0.02)            17.32
CLASS B
  For the fiscal year ended March 31, 2003 ...      18.41            (0.08)             (3.16)                --             15.17
  For the fiscal year ended March 31, 2002 ...      16.46            (0.06)              2.01                 --             18.41
  For the fiscal year ended March 31, 2001 ...      20.93            (0.17)             (4.30)                --             16.46
  For the fiscal year ended March 31, 2000 ...      17.18            (0.16)              3.91                 --             20.93
  For the fiscal year ended March 31, 1999 ...      13.38            (0.13)              3.95              (0.02)            17.18
CLASS C
  For the fiscal year ended March 31, 2003 ...      18.42            (0.06)             (3.17)                --             15.19
  For the fiscal year ended March 31, 2002 ...      16.46            (0.06)              2.02                 --             18.42
  For the fiscal year ended March 31, 2001 ...      20.94            (0.17)             (4.31)                --             16.46
  For the fiscal year ended March 31, 2000 ...      17.19            (0.18)              3.93                 --             20.94
  For the fiscal year ended March 31, 1999 ...      13.38            (0.13)              3.96              (0.02)            17.19

----------
  * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                                                                                  RATIO OF
                                                     TOTAL            NET ASSETS,           RATIO OF              NET INVESTMENT
                                                  INVESTMENT          END OF YEAR          EXPENSES TO                LOSS TO
                                                   RETURN(3)        (000'S OMITTED)   AVERAGE NET ASSETS(1)    AVERAGE NET ASSETS(1)
                                                ---------------     ---------------   ---------------------    ---------------------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ....     (17.36)%            $39,817               1.40%                   (0.15)%
  For the fiscal year ended March 31, 2002 ....      12.48               23,176               1.40                    (0.42)
  For the fiscal year ended March 31, 2001 ....     (21.03)              17,316               1.40                    (0.46)
  For the fiscal year ended March 31, 2000 ....      22.46               22,580               1.40                    (0.63)
  For the fiscal year ended March 31, 1999 ....      29.47                6,542               1.40                    (0.57)
CLASS B
  For the fiscal year ended March 31, 2003 ....     (17.60)              16,059               1.90                    (0.65)
  For the fiscal year ended March 31, 2002 ....      11.85                9,061               1.90                    (0.92)
  For the fiscal year ended March 31, 2001 ....     (21.36)               7,441               1.90                    (0.96)
  For the fiscal year ended March 31, 2000 ....      21.83                9,124               1.90                    (1.11)
  For the fiscal year ended March 31, 1999 ....      28.61                4,460               1.90                    (1.07)
CLASS C
  For the fiscal year ended March 31, 2003 ....     (17.54)              13,236               1.90                    (0.63)
  For the fiscal year ended March 31, 2002 ....      11.91                6,546               1.90                    (0.92)
  For the fiscal year ended March 31, 2001 ....     (21.40)               4,973               1.90                    (0.96)
  For the fiscal year ended March 31, 2000 ....      21.81                6,398               1.90                    (1.09)
  For the fiscal year ended March 31, 1999 ....      28.69                3,304               1.90                    (1.07)

                                                    INCREASE/(DECREASE)
                                                       REFLECTED IN
                                                        EXPENSE AND
                                                    NET INVESTMENT LOSS         PORTFOLIO
                                                 RATIOS DUE TO WAIVERS AND       TURNOVER
                                                   RELATED REIMBURSEMENTS          RATE
                                                 -------------------------     -----------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ....             0.56%                185.33%
  For the fiscal year ended March 31, 2002 ....             1.06                  82.40
  For the fiscal year ended March 31, 2001 ....             0.97                  81.37
  For the fiscal year ended March 31, 2000 ....             1.33                  56.26
  For the fiscal year ended March 31, 1999 ....             2.89                  84.49
CLASS B
  For the fiscal year ended March 31, 2003 ....             0.56                 185.33
  For the fiscal year ended March 31, 2002 ....             1.06                  82.40
  For the fiscal year ended March 31, 2001 ....             0.97                  81.37
  For the fiscal year ended March 31, 2000 ....             1.33                  56.26
  For the fiscal year ended March 31, 1999 ....             2.89                  84.49
CLASS C
  For the fiscal year ended March 31, 2003 ....             0.56                 185.33
  For the fiscal year ended March 31, 2002 ....             1.06                  82.40
  For the fiscal year ended March 31, 2001 ....             0.97                  81.37
  For the fiscal year ended March 31, 2000 ....             1.33                  56.26
  For the fiscal year ended March 31, 1999 ....             2.89                  84.49

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                                       NET                               NET
                                                      ASSET             NET          REALIZED AND        DIVIDENDS     DISTRIBUTIONS
                                                     VALUE,         INVESTMENT        UNREALIZED         FROM NET       FROM NET
                                                    BEGINNING         INCOME        GAIN/(LOSS) ON      INVESTMENT       REALIZED
                                                    OF PERIOD        LOSS**(1)      INVESTMENTS**(2)   CAPITAL GAINS   CAPITAL GAINS
                                                 ---------------  ---------------   ----------------   -------------   -------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ....       $14.64          $0.07             $(4.40)             --                --
  For the fiscal year ended March 31, 2002 ....        17.55          (0.04)             (2.87)             --                --
  For the fiscal year ended March 31, 2001 ....        27.84          (0.06)             (9.92)             --            $(0.31)
  For the fiscal year ended March 31, 2000 ....        15.14          (0.05)             12.98              --             (0.23)
  For the fiscal year ended March 31, 1999 ....        13.77          (0.03)              1.40              --+               --
CLASS B
  For the fiscal year ended March 31, 2003 ....        14.32           0.01              (4.31)             --                --
  For the fiscal year ended March 31, 2002 ....        17.26          (0.12)             (2.82)             --                --
  For the fiscal year ended March 31, 2001 ....        27.52          (0.18)             (9.77)             --             (0.31)
  For the fiscal year ended March 31, 2000 ....        15.05          (0.10)             12.80              --             (0.23)
  For the fiscal year ended March 31, 1999 ....        13.75          (0.02)              1.32              --+               --
CLASS C
  For the fiscal year ended March 31, 2003 ....        14.32           0.01              (4.30)             --                --
  For the fiscal year ended March 31, 2002 ....        17.25          (0.10)             (2.83)             --                --
  For the fiscal year ended March 31, 2001 ....        27.52          (0.15)             (9.81)             --             (0.31)
  For the fiscal year ended March 31, 2000 ....        15.05          (0.09)             12.79              --             (0.23)
  For the fiscal year ended March 31, 1999 ....        13.75          (0.02)              1.32              --+               --
CLASS Y
  For the fiscal year ended March 31, 2003 ....        14.69           0.12              (4.39)             --                --
  For the period July 5, 2001* through
   March 31, 2002 .............................        16.75           0.06              (2.12)             --                --

----------
  *  Commencement of initial public offering.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
  +  Amount is less than $0.01 per share.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                         NET
                                                        ASSET
                                                       VALUE,             TOTAL              NET ASSETS,           RATIO OF
                                                      BEGINNING        INVESTMENT            END OF YEAR          EXPENSES TO
                                                      OF PERIOD         RETURN(3)          (000'S OMITTED)   AVERAGE NET ASSETS(1)
                                                   ---------------   ---------------       ---------------   ---------------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ....        $10.31            (29.58)%              $20,518             1.75%
  For the fiscal year ended March 31, 2002 ....         14.64            (16.58)                31,455             1.75
  For the fiscal year ended March 31, 2001 ....         17.55            (35.99)                54,096             1.75
  For the fiscal year ended March 31, 2000 ....         27.84             85.67                 61,508             1.75
  For the fiscal year ended March 31, 1999 ....         15.14              9.97                  8,299             1.75
CLASS B
  For the fiscal year ended March 31, 2003 ....         10.02            (30.03)                 4,218             2.25
  For the fiscal year ended March 31, 2002 ....         14.32            (17.03)                 7,751             2.25
  For the fiscal year ended March 31, 2001 ....         17.26            (36.30)                11,754             2.25
  For the fiscal year ended March 31, 2000 ....         27.52             84.66                 15,656             2.25
  For the fiscal year ended March 31, 1999 ....         15.05              9.48                  3,156             2.25
CLASS C
  For the fiscal year ended March 31, 2003 ....         10.03            (29.96)                13,257             2.25
  For the fiscal year ended March 31, 2002 ....         14.32            (16.99)                21,025             2.25
  For the fiscal year ended March 31, 2001 ....         17.25            (36.34)                25,833             2.25
  For the fiscal year ended March 31, 2000 ....         27.52             84.65                 18,238             2.25
  For the fiscal year ended March 31, 1999 ....         15.05              9.48                  2,926             2.25
CLASS Y
  For the fiscal year ended March 31, 2003 ....         10.42            (29.07)                16,468             1.25
  For the period July 5, 2001*
   through March 31, 2002 .....................         14.69            (12.30)(4)             21,614             1.25(4)(5)

                                                                                 INCREASE/(DECREASE)
                                                                                     REFLECTED IN
                                                          RATIO OF                   EXPENSE AND
                                                       NET INVESTMENT            NET INVESTMENT LOSS         PORTFOLIO
                                                      INCOME/(LOSS) TO        RATIOS DUE TO WAIVERS AND       TURNOVER
                                                    AVERAGE NET ASSETS(1)      RELATED REIMBURSEMENTS          RATE
                                                    ---------------------     -------------------------     -----------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2003 ....               0.55%                      0.57%                147.32%
  For the fiscal year ended March 31, 2002 ....              (0.09)                      0.57                 168.32
  For the fiscal year ended March 31, 2001 ....              (0.31)                      0.53                 168.04
  For the fiscal year ended March 31, 2000 ....              (0.77)                      1.12                  96.36
  For the fiscal year ended March 31, 1999 ....               0.05                       2.38                 114.68
CLASS B
  For the fiscal year ended March 31, 2003 ....               0.07                       0.57                 147.32
  For the fiscal year ended March 31, 2002 ....              (0.59)                      0.57                 168.32
  For the fiscal year ended March 31, 2001 ....              (0.81)                      0.53                 168.04
  For the fiscal year ended March 31, 2000 ....              (1.27)                      1.12                  96.36
  For the fiscal year ended March 31, 1999 ....              (0.45)                      2.38                 114.68
CLASS C
  For the fiscal year ended March 31, 2003 ....               0.05                       0.57                 147.32
  For the fiscal year ended March 31, 2002 ....              (0.59)                      0.57                 168.32
  For the fiscal year ended March 31, 2001 ....              (0.81)                      0.53                 168.04
  For the fiscal year ended March 31, 2000 ....              (1.27)                      1.12                  96.36
  For the fiscal year ended March 31, 1999 ....              (0.45)                      2.38                 114.68
CLASS Y
  For the fiscal year ended March 31, 2003 ....               1.05                       0.57                 147.32
  For the period July 5, 2001*
   through March 31, 2002 .....................               0.55(4)(5)                 0.51(4)(5)           168.32

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio
                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Prime Money Market Portfolio, Intrinsic Value Portfolio ("Intrinsic Value"), Small Cap Value Portfolio ("Small Cap"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio and Income Portfolio, and four non-diversified portfolios, The Insiders Select Fund ("Insiders Select"), Alpha Growth Portfolio ("Alpha Growth"), S&P STARS Portfolio ("S&P STARS") and S&P STARS Opportunities Portfolio ("S&P STARS Opportunities") (each a "Portfolio" and collectively the "Portfolios"). As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio which only offers shares designated as Class Y). Class Y shares of Alpha Growth have not commenced its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more independent pricing services ("Pricing Services") approved by the Board of Trustees (the "Board"). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Each Portfolio's net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

SHORT SELLING--When the Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Until the Portfolio replaces the borrowed security, the Portfolio will maintain a segregated account with cash, U.S. government securities or other liquid securities sufficient to cover its short position on a daily basis. Short sales represent obligations of the Portfolio to make future delivery of specific securities and correspondingly creates an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon the termination of a short sale, the Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements.

S&P STARS and S&P STARS Opportunities are the only Portfolios that have engaged in short sales for the fiscal year ended March 31, 2003.

S&P STARS has segregated sufficient liquid assets in a separate account as collateral for open short sales. Securities sold short at March 31, 2003 for S&P STARS were as follows:

                                                                        MARKET          UNREALIZED
SECURITY                                            PROCEEDS             VALUE          GAIN/(LOSS)
--------                                           -----------        -----------       ----------
Dreyer's Grand Ice Cream, Inc....................  $ 8,124,487        $ 8,318,400        $(193,913)
Great Atlantic & Pacific Tea Co., Inc. (The).....      508,943            344,800          164,143
Navistar International Corp......................    3,594,572          3,937,600         (343,028)
                                                   -----------        -----------        ---------
Total............................................  $12,228,002        $12,600,800        $(372,798)
                                                   ===========        ===========        =========

S&P STARS Opportunities has segregated sufficient liquid assets in a separate account as collateral for open short sales. Securities sold short at March 31, 2003 for S&P STARS Opportunities were as follows:

                                                                       MARKET          UNREALIZED
SECURITY                                             PROCEEDS           VALUE          GAIN/(LOSS)
--------                                           -----------        --------         -----------
Cognex Corp......................................   $146,746          $169,360          $(22,614)
Delta Air Lines, Inc.............................      6,710             8,900            (2,190)
Dreyer's Grand Ice Cream, Inc....................    317,410           346,600           (29,190)
Four Seasons Hotels Inc..........................    124,760           135,850           (11,090)
International Rectifier Corp.....................     89,122            78,680            10,442
                                                    --------          --------          --------
Total............................................   $684,748          $739,390          $(54,642)
                                                    ========          ========          ========

SECURITIES LENDING--Loans of securities are required to be initially secured by collateral at least equal to 100% of the market value of the securities on loan and maintained at a level at least equal to the value of loaned securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers at March 31, 2003, were as follows:

                                   MARKET VALUE OF
PORTFOLIO                        SECURITIES ON LOAN
---------                        ------------------
S&P STARS.....................       $52,172,304
Small Cap.....................         1,435,324

In addition, S&P STARS Opportunities and International Equity engaged in security lending transactions during the fiscal year ended March 31, 2003, although none were outstanding as of March 31, 2003. All such income is included in the Statements of Operations. No other Portfolios had security lending transactions during the fiscal year ended March 31, 2003.

Pursuant to an exemptive order received from the Securities and Exchange Commission (the "Order"), Custodial Trust Company ("CTC"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., custodian to each of the Portfolios and an affiliate of BSAM, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") and Bear Stearns & Co. Inc., ("Bear Stearns" or the "Distributor") served as the securities lending agent for the Portfolios and, subject to the Order, participated in the lending income earned by the Portfolios. During the fiscal year, CTC has been compensated approximately $15,469, $199 and $1,026 from S&P STARS, S&P STARS Opportunities and Small Cap, respectively. In addition, the Order permits (subject to limitations) a Portfolio to loan its securities to its affiliates. During the fiscal year, Bear, Stearns Securities Corp., an affiliate of the Portfolios received rebates in connection with such loans amounting to $59,922, $35 and $858 for S&P STARS, S&P STARS Opportunities and Small Cap, respectively.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount, if any, is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolios may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. For the fiscal year ended March 31, 2003, only International Equity entered into such forward currency contracts. International Equity's open forward currency contract at March 31, 2003, was as follows:

                   DELIVERY VALUE     SETTLEMENT                               UNREALIZED
CURRENCY          (LOCAL CURRENCY)       DATE        COMMITMENT       VALUE       LOSS
--------          ----------------    ----------     ----------    ----------  ----------
SALE:
Japanese Yen....     619,030,000        04/04/03      $5,219,650   $5,221,233    $1,583
                                                                                 ======

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2003 were as follows:

                               ORDINARY           LONG-TERM           TOTAL
PORTFOLIO                       INCOME          CAPITAL GAIN      DISTRIBUTIONS
---------                      --------         ------------      -------------
S&P STARS Opportunites.......  $  836,305                --        $  836,305
Insiders Select..............         202        $   52,589            52,791
Intrinsic Value..............     424,797             9,891           434,688
Small Cap....................   1,608,679         2,547,708         4,156,387

At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                        UNDISTRIBUTED      ACCUMULATED                           TOTAL
                                          ORDINARY         CAPITAL AND       UNREALIZED       ACCUMULATED
PORTFOLIO                                  INCOME         OTHER LOSSES      DEPRECIATION        DEFICIT
---------                               -------------    --------------    --------------   ----------------
S&P STARS............................            --      $(989,296,952)    $(391,733,213)   $(1,381,030,165)
S&P STARS Opportunites...............            --        (13,183,080)       (2,037,898)       (15,220,978)
Insiders Select......................      $ 53,348         (1,496,721)       (3,441,661)        (4,885,034)
Intrinsic Value......................       368,133         (2,637,251)      (11,167,933)       (13,437,051)
Small Cap............................       185,345         (9,847,003)       (6,091,892)       (15,753,550)
Alpha Growth.........................            --         (1,347,640)       (2,316,196)        (3,663,836)
International Equity.................            --        (61,192,165)       (2,849,837)       (64,042,002)

The difference between book basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2003, the Portfolios indicated below had capital loss carryforwards available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal year 2011. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios which had capital loss carryforwards at March 31, 2003 were as follows:

                                                               AMOUNT EXPIRING IN
                               GROSS CAPITAL LOSS   --------------------------------------------
PORTFOLIO                         CARRYFORWARD         2009            2010             2011
---------                      ------------------   -----------    ------------     ------------
S&P STARS....................      $845,563,457     $75,578,722    $224,199,591     $545,785,144
S&P STARS Opportunities......         9,462,013              --              --        9,462,013
Insiders Select..............         1,100,678              --              --        1,100,678
Intrinsic Value..............           880,718              --              --          880,718
Small Cap....................         6,119,606              --              --        6,119,606
Alpha Growth.................           325,792              --         325,792               --
International Equity.........        54,100,556      11,036,571      22,469,555       20,594,430

For U.S. federal income tax purposes, net realized capital losses or foreign exchange losses incurred after October 31, 2002 within the current fiscal year are deemed to arise on the first day of the following fiscal year. S&P STARS, S&P STARS Opportunities, Insiders Select, Intrinsic Value, Small Cap, Alpha Growth and International Equity incurred and elected to defer such losses of $143,733,495, $3,721,067, $396,043, $1,756,533, $3,727,397, $1,021,848 and
$6,115,800, respectively.

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized depreciation of investments at March 31, 2003 for each Portfolio were as follows:

                                                   GROSS           GROSS             NET
PORTFOLIO                          COST        APPRECIATION    DEPRECIATION     DEPRECIATION
---------                      --------------  -------------   --------------  --------------
S&P STARS....................  $1,578,349,844    $35,740,531   $(427,473,744)  $(391,733,213)
S&P STARS Opportunities......      48,474,665      2,498,060      (4,535,958)     (2,037,898)
Insiders Select..............      30,868,626      2,690,841      (6,132,502)     (3,441,661)
Intrinsic Value..............      71,955,919      2,151,856     (13,319,789)    (11,167,933)
Small Cap....................      54,001,304      2,721,468      (8,813,360)     (6,091,892)
Alpha Growth.................      71,628,477      2,592,047      (4,908,243)     (2,316,196)
International Equity.........      56,813,789      1,155,411      (4,034,957)     (2,879,546)

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification.

At March 31, 2003, the reclassifications within the composition of net assets were as follows: S&P STARS, S&P STARS Opportunities and Alpha Growth reclassified from net investment losses of $18,343,528, $688,567 and $177,537, respectively, to paid-in capital. In addition, S&P STARS and S&P STARS Opportunities reclassified net investment losses of $93,499 and $2,252, respectively, to accumulated net realized losses. International Equity reclassified foreign exchange losses of $1,925,382 to net investment losses. In addition, International Equity reclassified net investment losses of $574,297 to paid-in capital. Insiders Select and Small Cap reclassified realized accumulated losses of $202 and $350, respectively, to undistributed net investment income. Insiders Select reclassified from realized accumulated losses a previous year miscellaneous adjustment of $50 to paid-in capital. Small Cap reclassified from undistributed net investment income a previous year miscellaneous adjustment of $4 to paid-in capital. Intrinsic Value reclassified undistributed net investment income of $7,528 to realized accumulated losses.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2003, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, S&P STARS Opportunities, Intrinsic Value and Small Cap, 0.65% of average daily net assets for Alpha Growth, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insiders Select's average daily net assets. For the fiscal year ended March 31, 2003, the performance adjustment fee decreased the total advisory fee by $164,766 or 0.49% based on the value of Insider Select's average daily net assets due to underperformance of such Portfolio on a trailing 12-month basis in comparison to the performance of the S&P MidCap 400 Index, the Portfolio's benchmark index, for the twelve months ended March 31, 2003. As a result, the annual rate was adjusted to 0.51% before any reduction for fee waivers or expense reimbursements.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM (not the Portfolio) calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the Portfolio's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. For the fiscal year ended March 31, 2003, Marvin & Palmer earned a fee of $136,477.

For the fiscal year ended March 31, 2003, BSFM served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of the average daily net assets above $5 billion.

For the fiscal year ended March 31, 2003, BSAM has continued its undertaking to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES
---------                      --------------  --------------  --------------  --------------
S&P STARS....................        1.50%           2.00%          2.00%           1.00%
S&P STARS Opportunities......        1.50            2.00           2.00            1.00
Insiders Select..............        1.65            2.15           2.15            1.15
Intrinsic Value..............        1.50            2.00           2.00            1.00
Small Cap....................        1.50            2.00           2.00            1.00
Alpha Growth.................        1.40            1.90           1.90              --
International Equity.........        1.75            2.25           2.25            1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2003, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                      ADVISORY FEE WAIVERS  EXPENSE REIMBURSEMENTS
---------                      --------------------  ----------------------
S&P STARS....................       $2,484,380                 --
S&P STARS Opportunities......          236,770            $20,002
Insiders Select..............          174,426                 --
Intrinsic Value..............          274,718                 --
Small Cap....................          294,546                 --
Alpha Growth.................          275,150              4,349
International Equity.........          369,277             11,336

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the fiscal year ended March 31, 2003, Bear Stearns, an affiliate of the Adviser and the Administrator, earned $1,228,242, $81,393, $15,378, $10,944,
$4,626 and $88,621 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, S&P STARS Opportunities, Insiders Select, Intrinsic Value, Small Cap and Alpha Growth, respectively.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                        CLASS A                    CLASS B                    CLASS C
                               -------------------------  -------------------------  -------------------------
                               DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER
PORTFOLIO                          PLAN       SERVICING      PLAN        SERVICING       PLAN       SERVICING
---------                      ------------  -----------  ------------  -----------  ------------  -----------
S&P STARS....................        0.25%       0.25%          0.75%       0.25%         0.75%        0.25%
S&P STARS Opportunities......        0.25        0.25           0.75        0.25          0.75         0.25
Insiders Select..............        0.25        0.25           0.75        0.25          0.75         0.25
Intrinsic Value..............        0.25        0.25           0.75        0.25          0.75         0.25
Small Cap....................        0.25        0.25           0.75        0.25          0.75         0.25
Alpha Growth.................        0.25        0.25           0.75        0.25          0.75         0.25
International Equity.........        0.25        0.25           0.75        0.25          0.75         0.25

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fees to pay broker-dealers or other financial institutions whose clients hold each Portfolio's shares and for other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal service in connection with the maintenance of shareholder accounts.

For the fiscal year ended March 31, 2003, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                      DISTRIBUTION FEES  SHAREHOLDER SERVICING FEES
---------                      -----------------  --------------------------
S&P STARS....................      $7,616,752             $3,703,595
S&P STARS Opportunities......         303,242                142,506
Insiders Select..............         167,424                 82,504
Intrinsic Value..............         217,008                103,644
Small Cap....................         177,304                 87,818
Alpha Growth.................         229,912                124,639
International Equity.........         239,397                122,678

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2003, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                               FRONT-END SALES CHARGES       CDSC             CDSC             CDSC
PORTFOLIO                          CLASS A SHARES       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
---------                      -----------------------  --------------   --------------   --------------
S&P STARS....................        $1,137,238             $22,800         $3,054,572        $149,039
S&P STARS Opportunities......           176,737                 684            105,492          28,023
Insiders Select..............            66,288                  30             52,790           2,374
Intrinsic Value..............            56,104                  12             65,027           2,756
Small Cap....................            31,612                  --             25,986           1,858
Alpha Growth.................           331,846                  --             61,957           3,202
International Equity.........            26,329                  --             43,284             815

INVESTMENTS IN SECURITIES

For the fiscal year ended March 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES            SALES
---------                      --------------     --------------
S&P STARS....................  $2,021,866,249     $2,547,867,334
S&P STARS Opportunities......     100,422,053        103,056,023
Insiders Select..............      11,013,922          9,611,060
Intrinsic Value..............      46,894,124         32,543,052
Small Cap....................      54,827,860         63,278,782
Alpha Growth.................     132,568,597         86,629,005
International Equity.........      95,967,680         97,434,605

INVESTMENTS IN AFFILIATES

A summary of transactions for each issuer, which is or was an affiliate at or during the fiscal year ended March 31, 2003, were as follows:

                                        NUMBER OF    CAPITAL     UNREALIZED
PORTFOLIO           AFFILIATE             SHARES       LOSS         LOSS          VALUE
---------    ------------------------   ---------    --------    -----------   -----------
S&P STARS    CNET Networks, Inc.        8,000,000    $306,343    $27,932,958   $20,080,000
             Intuitive Surgical, Inc.   3,130,000     951,628     15,493,320    20,219,800
             SportsLine.com, Inc.       3,870,000          --     33,603,711     3,792,600

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on the sale of Class Y shares, which are offered primarily to institutional investors.

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                                                          S&P STARS
                                                                          -------------------------------------------
                                                                             SALES        REPURCHASES   REINVESTMENTS
                                                                          ------------   -------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................      3,895,224    19,073,752               --
Value .................................................................   $ 76,281,246  $347,895,463               --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ................................................................     14,368,636    10,651,161               --
Value .................................................................   $395,690,142  $281,440,211               --
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................      1,674,642     8,079,666               --
Value .................................................................   $ 31,438,483  $143,765,252               --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ................................................................      8,494,754     3,756,954               --
Value .................................................................   $229,724,959  $ 96,832,796               --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................      1,707,019     8,417,201               --
Value .................................................................   $ 32,256,708  $149,851,445               --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ................................................................      7,209,028     3,770,094               --
Value .................................................................   $194,284,555  $ 96,254,761               --
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................      1,265,616     2,478,336               --
Value .................................................................   $ 24,007,292  $ 45,739,040               --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ................................................................      2,961,302     1,260,352               --
Value .................................................................   $ 82,504,756  $ 34,063,065               --

                                                                                   S&P STARS OPPORTUNITIES
                                                                          -----------------------------------------
                                                                             SALES      REPURCHASES   REINVESTMENTS
                                                                          -----------   -----------   -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................       878,968     1,055,372          30,110
Value .................................................................   $10,928,634   $12,146,430        $339,034
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares ................................................................     2,325,455       222,405
Value .................................................................   $31,028,865   $ 3,017,221
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................       546,134       627,113          20,418
Value .................................................................   $ 6,865,066   $ 7,170,373        $228,272
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares ................................................................     1,578,013        95,756              --
Value .................................................................   $21,236,871   $ 1,286,791              --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................       532,785       584,820          17,250
Value .................................................................   $ 6,672,259   $ 6,669,475        $193,031
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares ................................................................     1,288,530       135,021              --
Value .................................................................   $17,195,434   $ 1,810,728              --
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ................................................................        11,479       117,341           1,320
Value .................................................................   $   136,352   $ 1,435,304        $ 14,944
FOR THE PERIOD OCTOBER 1, 2001* THROUGH MARCH 31, 2002
Shares ................................................................       228,429        52,083              --
Value .................................................................   $ 3,019,679   $   711,350              --

----------
* Commencement of operations.

                                                          INSIDERS SELECT                          INTRINSIC VALUE
                                               ---------------------------------------  ----------------------------------------
                                                 SALES      REPURCHASES  REINVESTMENTS     SALES      REPURCHASES  REINVESTMENTS
                                               ----------   -----------  -------------  -----------   -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................       381,563       455,090          1,714      513,159       368,820          7,061
Value .....................................    $5,369,724    $6,163,183     $   22,765  $ 8,715,103    $6,017,945       $114,948
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................       384,291       323,743         95,352      669,302       256,724         22,742
Value .....................................    $6,621,242    $5,591,340     $1,514,178  $13,051,249    $4,904,724       $436,638
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................       383,024       311,664          1,163      496,503       269,735          1,505
Value .....................................    $5,327,083    $3,978,471     $   14,814  $ 8,340,638    $4,238,099       $ 23,997
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................       270,831       119,236         60,118      566,093       271,529         10,167
Value .....................................    $4,571,486    $1,900,056     $  920,405  $10,849,923    $5,133,383       $191,757
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................       191,683       250,383            802      298,748       223,304          1,770
Value .....................................    $2,601,331    $3,264,497     $   10,211  $ 5,076,626    $3,561,759        $28,400
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................       164,299       105,639         45,664      470,809        90,971         13,470
Value .....................................    $2,778,796    $1,705,742     $  699,111  $ 8,981,522    $1,715,561       $255,120
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................           115        10,358             46      537,624       261,360         14,640
Value .....................................    $    1,500    $  139,094     $      628  $ 9,445,991    $4,224,746       $239,653
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................           311         8,310          4,151      808,588        84,184         25,556
Value .....................................    $    4,950    $  142,429     $   67,376  $16,504,557    $1,601,095       $493,231

                                                              SMALL CAP                             ALPHA GROWTH
                                              ----------------------------------------  ----------------------------------------
                                                 SALES      REPURCHASES  REINVESTMENTS     SALES      REPURCHASES  REINVESTMENTS
                                              -----------   -----------  -------------  -----------   -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................       364,832       625,507         78,806    2,127,629       800,655             --
Value .....................................   $ 6,037,964   $ 9,671,143     $1,102,665  $35,129,114   $13,225,130             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................       586,779       412,601         49,702      627,708       430,929             --
Value .....................................   $11,408,425   $ 7,900,324     $  925,947  $11,013,070   $ 7,410,507             --
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................       230,356       208,957         29,431      893,338       326,659             --
Value .....................................   $ 3,875,019   $ 3,154,162     $  396,144  $14,555,453   $ 5,201,059             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................       164,001        70,927         15,031      193,946       153,981             --
Value .....................................   $ 3,253,319   $ 1,283,967     $  272,654  $ 3,401,228   $ 2,575,446             --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................       165,696       289,911         52,759      686,358       170,113             --
Value .....................................   $ 2,592,228   $ 4,318,724     $  711,205  $10,995,616   $ 2,761,182             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................       222,060        87,502         32,859      185,401       132,091             --
Value .....................................   $ 4,265,305   $ 1,626,664     $  506,392  $ 3,200,664   $ 2,225,185             --
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ....................................       291,446       507,414        105,401           --            --             --
Value .....................................   $ 4,634,176   $ 7,624,225     $1,498,805           --            --             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ....................................       535,829       747,698         69,176           --            --             --
Value .....................................   $10,277,564   $15,087,517     $1,308,129           --            --             --

                                                               INTERNATIONAL EQUITY
                                                      ----------------------------------------
                                                         SALES      REPURCHASES  REINVESTMENTS
                                                      -----------   -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ............................................       950,740     1,108,654             --
Value .............................................   $11,728,521   $13,680,368             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................     1,978,777     2,912,106             --
Value .............................................   $33,391,989   $47,655,604             --
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ............................................        38,380       158,816             --
Value .............................................   $   492,186   $ 1,947,580             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................        84,838       224,692             --
Value .............................................   $ 1,318,717   $ 3,399,318             --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ............................................       101,211       247,980             --
Value .............................................   $ 1,369,054   $ 2,869,518             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................       744,550       773,372             --
Value .............................................   $12,251,095   $12,713,567             --
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares ............................................       396,376       287,464             --
Value .............................................   $ 4,834,630   $ 3,592,431             --
FOR THE PERIOD JULY 5, 2001* THROUGH MARCH 31, 2002
Shares ............................................     1,490,131        18,991             --
Value .............................................   $22,192,775   $   275,890             --

----------
* Commencement of its initial public offering.

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio, as a fundamental policy, is permitted to borrow in an amount up to 331/3% of the value of each Portfolio's total assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the credit facility during the fiscal year ended March 31, 2003, were as follows:

                                                                          MAXIMUM LOAN AMOUNT
PORTFOLIO                                         AVERAGE LOAN BALANCE        OUTSTANDING        AVERAGE INTEREST RATE
---------                                         --------------------    -------------------    ---------------------
S&P STARS......................................        $7,249,018            $34,728,500                  2.00%
S&P STARS Opportunities........................            17,590                801,900                  2.14
Insiders Select................................               956                 95,100                  1.92
Small Cap......................................             6,187              2,208,200                  1.93
Alpha Growth...................................            39,939              2,070,100                  1.83

S&P STARS had a loan balance of $13,619,800 outstanding under the line of credit facility at March 31, 2003. None of the other Portfolios had any amounts outstanding under the line of credit facility at March 31, 2003.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders,
S&P STARS Portfolio
S&P STARS Opportunities Portfolio
The Insiders Select Fund
Intrinsic Value Portfolio
Small Cap Value Portfolio
Alpha Growth Portfolio
International Equity Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of S&P STARS Portfolio, S&P STARS Opportunities Portfolio, The Insiders Select Fund, Intrinsic Value Portfolio, Small Cap Value Portfolio, Alpha Growth Portfolio, and International Equity Portfolio (collectively, the "Portfolios") as of March 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
May 9, 2003

                             THE BEAR STEARNS FUNDS

                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio

                    SHAREHOLDER TAX INFORMATION - (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2003) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2003, the following dividends and distributions per share were paid by each of the Portfolios:

                                           S&P STARS
                                         OPPORTUNITIES   THE INSIDERS       INTRINSIC         SMALL CAP
                                           PORTFOLIO      SELECT FUND    VALUE PORTFOLIO   VALUE PORTFOLIO
                                         -------------    -----------    ---------------   ---------------
          Payment Date:                     12/20/02        12/20/02         12/20/02          12/20/02
          Net Investment Income:
          Class A                                 --              --          $0.1100                --
          Class B                                 --              --           0.0400                --
          Class C                                 --              --           0.0400                --
          Class Y                                 --              --           0.1900                --

          Short-Term Capital Gains:
          Class A                            $0.1723              --               --           $0.4093
          Class B                             0.1723              --               --            0.4093
          Class C                             0.1723              --               --            0.4093
          Class Y                             0.1723              --               --            0.4093

          Long-Term Capital Gains:
          Class A                                 --         $0.0210               --           $0.6483
          Class B                                 --          0.0210               --            0.6483
          Class C                                 --          0.0210               --            0.6483
          Class Y                                 --          0.0210               --            0.6483

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income on Form 1040. Income dividends are taxable as ordinary income, as are short-term capital gain distributions.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                             THE BEAR STEARNS FUNDS

                              TRUSTEES AND OFFICERS

The following information is provided for each Trustee, Officer and the Advisory Trustee of The Bear Stearns Funds (the "Trust") as of March 31, 2003. Each Trustee oversees all 10 portfolios of the Trust. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling PFPC Inc. at 1-800-447-1139 or 1-800-766-4111. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.

------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) WITH
                           THE TRUST AND
                           LENGTH OF TIME                                                           OTHER DIRECTORSHIPS
     NAME AND AGE             SERVED(1)            PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Peter M. Bren - 69      Trustee, since 1995   Chairman and President, Koll Bren Schreiber         None
                                               Realty Advisers (realty)
------------------------------------------------------------------------------------------------------------------------
 John S. Levy - 67       Trustee, since 2000   Managing Partner, Fayerwearther Capital             SL Green Realty Corp.
                                               Partners (private investment partnership)
------------------------------------------------------------------------------------------------------------------------
 M.B. Oglesby, Jr. - 59  Trustee, since 1995   Consultant; Vice Chairman, BKSH & Associates,       None
                                               Washington DC (government lobbyists)
                                               (2002 - present); Formerly, Chief of Staff to
                                               United States Trade Representative,
                                               Executive Office of the President (2001-2002);
                                               Consultant, Chairman, Oglesby Properties, Inc.;
                                               President and Chief Executive Officer,
                                               Association of American Railroads;
                                               Vice Chairman, Cassidy & Associates
------------------------------------------------------------------------------------------------------------------------
 Robert E.               Trustee, since 2000   Retired; Formerly, Vice President,                  None
 Richardson - 61                               Broker/Dealer Department,
                                               Mellon Bank (financial services) (1991-1999)
------------------------------------------------------------------------------------------------------------------------
                                              "INTERESTED" TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------
 Michael Minikes - 59    Chairman of the       Treasurer, The Bear Stearns Companies Inc.          None
                         Board and Trustee,    and Bear, Stearns & Co. Inc. ("Bear Stearns");
                         since 1999            Senior Managing Director, Bear Stearns;
                                               Co-President, Bear, Stearns Securities
                                               Corporation (1999-present);
                                               Director, Custodial Trust Company ("CTC") and
                                               Bear Stearns Bank plc
------------------------------------------------------------------------------------------------------------------------
 Doni L. Fordyce - 43    President and         Director, Chairman of the Board, President,         None
                         Trustee, since 2000   Senior Managing Director, Bear Stearns Asset
                                               Management Inc. ("BSAM") and, since 2000,
                                               Chief Executive Officer and Chief
                                               Operating Officer
------------------------------------------------------------------------------------------------------------------------
 Robert M.               Trustee, since 2001   Senior Managing Director, Bear Stearns;             None
 Steinberg - 57                                Director of CTC
------------------------------------------------------------------------------------------------------------------------

(1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.
(2) The Interested Trustees are considered to be "interested persons" (as defined by the Investment Company Act of 1940), as amended, because of their employment with the Trust's adviser or principal underwriter.

---------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              THE TRUST AND
                             LENGTH OF TIME
  NAME AND AGE                  SERVED(1)                          PRINCIPAL OCCUPATION(s) IN THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
 Senator Alan            Advisory Trustee,       Partner - Corporate Business and Legislative Law, Bryan Cave (law firm);
 Dixon - 76              since 1995              Formerly, United States Senator (1981-1992)
---------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
 Barry Sommers - 34      Executive Vice          Senior Managing Director (2000-present); Head of Marketing and Sales for
                         President, since 1998   the Trust (1997-present); Managing Director, Bear Stearns (1997-2000)
---------------------------------------------------------------------------------------------------------------------------
 Stephen A.              Vice President and      General Counsel, Managing Director/Principal and Executive Vice President,
 Bornstein - 59          Secretary, since 1995   BSAM; Managing Director/Principal, Bear Stearns; Vice President,
                                                 General Counsel and Secretary, Bear Stearns Funds Management Inc. ("BSFM")
---------------------------------------------------------------------------------------------------------------------------
 Frank J. Maresca - 44   Vice President and      President and Chief Executive Officer, BSFM; Senior Managing Director,
                         Treasurer, since 1995   Bear Stearns (2001-present); Managing Director, Bear Stearns
---------------------------------------------------------------------------------------------------------------------------
 Vincent L.              Assistant Treasurer,    Executive Vice President, BSFM; Managing Director, (1999-present) and
 Pereira - 37            since 1995              Associate Director (1997-1999), Bear Stearns
---------------------------------------------------------------------------------------------------------------------------

(1) The term of the office for an Officer is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio

                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information on investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

                                      The
                                  Bear Stearns
                                      Funds
              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                           Chairman of the Board and Trustee
Doni L. Fordyce                           President and Trustee
Peter M. Bren                             Trustee
John S. Levy                              Trustee
M. B. Oglesby, Jr.                        Trustee
Robert E. Richardson                      Trustee
Robert M. Steinberg                       Trustee
Barry Sommers                             Executive Vice President
Stephen A. Bornstein                      Vice President and Secretary
Frank J. Maresca                          Vice President and Treasurer
Vincent L. Pereira                        Assistant Treasurer

INVESTMENT ADVISER
Bear Stearns Asset
Management Inc.
383 Madison Avenue
New York, NY 10179

SUB-ADVISER
INTERNATIONAL EQUITY
PORTFOLIO
Marvin & Palmer
Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE 19801

ADMINISTRATOR
Bear Stearns Funds
Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

DISTRIBUTOR
Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, NY 10179

COUNSEL
Kramer Levin
Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

TRANSFER AND DIVIDEND
DISBURSEMENT AGENT
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio and S&P STARS Opportunities Portfolio are not sponsored, managed, advised, sold or promoted by Standard & Poor's.

                                        THE
                                        BEAR STEARNS
                                        FUNDS

                                          PRIME MONEY
                                          MARKET PORTFOLIO





                                          ANNUAL REPORT
                                          MARCH 31, 2003


                                                   [BEAR STEARNS LOGO]

                   BSF-R-017-12

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                             LETTER TO SHAREHOLDERS

                                                                  April 28, 2003

Dear Shareholders:

We are pleased to present you with the annual report for the Prime Money Market Portfolio (the "Portfolio") for the fiscal year ended March 31, 2003.

For much of the Portfolio's fiscal year, corporate governance scandals, slower-than-expected economic growth, and rising geopolitical risk drove investors out of equities and into fixed income, causing the U.S.Treasury market to rally and yields to fall across the entire maturity spectrum. This flight to quality led to a record amount of money flowing into fixed income mutual funds during the period. By the close of the year, more than $4 trillion was positioned in money market funds.

To maximize returns, we opportunistically added securities with a yield advantage in various sectors to the Portfolio throughout the year; securities such as callable government agency issues, callable certificates of deposit, and high-grade commercial paper. The Portfolio ranked in the 17th percentile of its peer group (a universe consisting of 252 funds) for the year ended March 31, 2003, as represented by iMoney Net tier-one institutional money funds.

As the fiscal year began, the LIBOR(1) yield curve was positive-sloping (longer maturity rates were higher than shorter maturity rates) at the short end of the maturity spectrum (from three months to one year), reflecting investors' hopefulness that the economic recovery would continue, and that the Federal Reserve would begin to raise rates. The Portfolio's average maturity was 47 days; a level we held until it became clear that the economy was not growing as quickly as anticipated. During the summer, a series of large-scale corporate governance scandals and evidence of slowing growth led to a more pessimistic outlook. Interest rates responded by shifting downward. By September, the yield curve had become inverted at the short end (longer maturity rates were lower than shorter maturity rates), reflecting this gloomier outlook for the economy and an expectation of further Fed easing. In agreement with this expectation, we increased the Portfolio's average maturity to 54 days by the end of September. In an environment of declining interest rates, having a higher average maturity enabled us to lock in higher rates, thus reducing the risk of having to reinvest Portfolio assets at lower rates in the future. As expected, the Fed decreased the targeted Federal Funds rate at its November meeting from 1.75% to 1.25%; its lowest level in 44 years.

By November, positive sentiment briefly returned to the markets, causing equities to rally. The yield curve shifted from slightly inverted to flat, and then to positively-sloping on the expectation that economic growth would once again begin to accelerate. In response, we lowered the Portfolio's average maturity to 47 days. The New Year brought escalating uncertainties about the possibility of war with Iraq, however, along with additional evidence of slowing economic growth, causing consumer confidence to drop sharply. By the end of the fiscal year, the yield curve had once again become inverted at the short end, reflecting an expectation for further Fed easing. In response, we raised the Portfolio's average maturity back up to 50 days.

Looking ahead, there is much uncertainty as to what the Fed's next move will be. A difficult, lengthy resolution to the Iraqi situation could dampen consumer confidence, prompting the Fed to lower rates further. Conversely, a quick resolution and smooth transition out of Iraq could increase consumer confidence, causing the Fed to hold rates steady. Because of this uncertainty, we have positioned the Portfolio to be neutral within its targeted maturity range, which will enable us to take advantage of an interest rate move in either direction.

In the months ahead, we will continue our strategy of investing opportunistically in money market sectors that offer a yield advantage, while at the same time continuing to focus on high quality issuance. We will keep a vigilant watch on the Fed's guidance, the release of key economic data, and the Fed Funds futures market for signs of interest rate movements in either direction.

We appreciate your continued support. Please feel free to call at 1-800-766-4111 with any questions or concerns you may have.

Sincerely,

/s/ Doni L. Fordyce
-------------------

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

----------
    (1) The London Interbank Offer Rate (LIBOR) is the rate at which the most creditworthy international banks dealing in Eurodollars charge each other for large loans.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                    INTEREST/
 AMOUNT                                                                      DISCOUNT             MATURITY
 (000'S)                                                                      RATE(S)              DATE(S)                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
            BANKERS ACCEPTANCE - 0.41%

            BANKS - DOMESTIC - 0.41%
$ 10,000    Wachovia Bank N.A. [A-1, P-1]
               (cost - $9,965,104).....................................    1.276 - 1.284%     05/23/03 - 08/28/03    $    9,965,104
                                                                                                                     --------------
            CERTIFICATES OF DEPOSIT - 30.23%
            BANKS - DOMESTIC - 5.47%
   9,000    Bank of New York [A-1+, P-1]...............................         2.540              07/07/03               9,033,532
  14,500    Citibank N.A. [A-1+, P-1]..................................         1.250              06/10/03              14,500,000
  57,000    State Street Bank & Trust Co. [A-1+, P-1]..................     1.440 - 2.290     06/18/03 - 03/23/04        57,009,257
  52,000    Wells Fargo Bank N.A. [A-1+, P-1] .........................     1.250 - 1.260     04/28/03 - 05/06/03        52,000,696
                                                                                                                     --------------
                                                                                                                       132,543,485
                                                                                                                     ==============
            BANKS - EURO - AUSTRALIA - 1.03%
  25,000    National Australia Bank [A-1+, P-1]........................         1.550              12/10/03              25,041,207
                                                                                                                     ==============
            BANKS - EURO - FRANCE - 3.22%
  25,000    BNP Paribas [A-1+, P-1] ...................................     1.350 - 1.410     04/09/03 - 09/18/03        25,000,064
  12,000    Credit Agricole Indosuez [A-1+, P-1] ......................         1.220              05/14/03              12,000,285
  41,000    Societe Generale [A-1+, P-1] ..............................     1.250 - 1.280     05/02/03 - 06/10/03        41,000,309
                                                                                                                     --------------
                                                                                                                         78,000,658
                                                                                                                     --------------
            BANKS - EURO - GERMANY - 2.97%
  51,000    Landesbank Hessen-Thuringen Girozentrale [A-1+, P-1].......     1.320 - 1.900     09/12/03 - 10/24/03        51,005,115
  21,000    Norddeutsche Landesbank [A-1+, P-1] .......................         1.270              06/03/03              21,000,363
                                                                                                                     --------------
                                                                                                                         72,005,478
                                                                                                                     --------------
            BANKS - EURO - NETHERLANDS - 1.78%
  43,000    ING Bank N.V. [A-1+, P-1] .................................     1.260 - 1.900     04/22/03 - 09/12/03        43,000,000
                                                                                                                     --------------
            BANKS - EURO - UNITED KINGDOM - 2.31%
  16,000    Barclays Bank plc [A-1+, P-1] .............................         1.610              12/10/03              16,017,542
  40,000    Lloyds TSB Bank plc [A-1+, P-1] ...........................     2.600 - 2.650     05/16/03 - 05/20/03        40,018,323
                                                                                                                     --------------
                                                                                                                         56,035,865
                                                                                                                     --------------
            BANKS - YANKEE - AUSTRALIA - 0.74%
  18,000    Westpac Banking Corp. [A-1+, P-1]..........................         1.160              09/05/03              18,001,204
                                                                                                                     --------------
            BANKS - YANKEE - CANADA - 1.98%
  15,000    Bank of Nova Scotia [A-1, P-1].............................         1.220              04/22/03              14,999,560
  15,000    Canadian Imperial Bank of Commerce [A-1, P-1]..............         1.240              06/13/03              15,000,000
  18,000    Toronto Dominion Bank NY [A-1, P-1] .......................         1.310              07/07/03              18,005,132
                                                                                                                     --------------
                                                                                                                         48,004,692
                                                                                                                     --------------
            BANKS - YANKEE - FRANCE - 1.26%
  30,500    Credit Agricole Indosuez [A-1+, P-1] ......................     1.270 - 2.980     04/07/03 - 04/21/03        30,501,587
                                                                                                                     --------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                       INTEREST/
 AMOUNT                                                                         DISCOUNT            MATURITY
 (000'S)                                                                         RATE(S)             DATE(S)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
            CERTIFICATES OF DEPOSIT (CONTINUED)

            BANKS - YANKEE - GERMANY - 3.06%
$ 11,000    Bayerische Landesbank Girozentrale [A-1+, P-1].................      1.495%              11/18/03          $ 11,000,000
  63,000    Westdeutsche Landesbank Girozentrale [A-1+, P-1]...............   1.260 - 1.780     04/22/03 - 05/21/03      63,000,000
                                                                                                                       ------------
                                                                                                                         74,000,000
                                                                                                                       ------------
            BANKS - YANKEE - NETHERLANDS - 1.28%
  30,900    ABN-AMRO Bank N.V. [A-1+, P-1].................................   2.510 - 2.605     04/04/03 - 06/06/03      30,911,035
                                                                                                                       ------------
            BANKS - YANKEE - SWEDEN - 1.16%
  28,000    Svenska Handelsbanken [A-1, P-1]...............................       1.310              04/09/03            28,000,240
                                                                                                                       ------------
            BANKS - YANKEE - UNITED KINGDOM - 3.97%
  16,000    Abbey National Treasury Service [A-1+, P-1]....................       1.260              05/06/03            15,999,998
  16,000    Abbey National Treasury Service* [A-1+, P-1]...................       1.300              04/01/03            15,999,971
  11,000    Lloyds TSB Bank plc [A-1+, P-1]................................       1.255              04/28/03            11,000,035
  53,000    Royal Bank of Scotland plc [A-1+, P-1].........................   1.195 - 2.730     04/14/03 - 06/18/03      53,003,193
                                                                                                                       ------------
                                                                                                                         96,003,197
                                                                                                                       ------------
            Total Certificates of Deposit
            (cost - $732,048,648)..........................................                                             732,048,648
                                                                                                                       ------------
            COMMERCIAL PAPER - 27.49%
            BANKS - YANKEE - NETHERLANDS - 2.27%
  55,000    Rabobank Nederland N.V. NY [A-1+, P-1].........................       1.340              04/01/03            55,000,000
                                                                                                                       ------------
            COMMERCIAL FINANCE - 3.92%
   7,500    General Electric Capital Corp. [A-1+, P-1].....................       1.251              04/24/03             7,494,010
  29,000    Toyota Motor Credit Corp. [A-1+, P-1]..........................   1.202 - 1.252     04/10/03 - 04/24/03      28,986,850
  58,400    UBS Finance LLC [A-1+, P-1]....................................   1.251 - 1.390     04/01/03 - 04/24/03      58,379,420
                                                                                                                       ------------
                                                                                                                         94,860,280
                                                                                                                       ------------
            CORPORATE LOAN CONDUIT - 0.11%
   2,565    Greyhawk Funding LLC [A-1+, P-1]...............................       1.273              05/19/03             2,560,657
                                                                                                                       ------------
            DEPARTMENT STORES - 1.49%
  36,000    Wal-Mart Stores, Inc. [A-1+, P-1]..............................   1.271 - 1.350     04/02/03 - 04/08/03      35,995,718
                                                                                                                       ------------
            DIVERSIFIED RECEIVABLES CONDUIT - 13.78%
  30,000    Alpine Securitization Corp. [A-1, P-1].........................   1.221 - 1.400     04/08/03 - 04/17/03      29,988,971
   5,860    Barton Capital Corp. [A-1+, P-1]...............................       1.231              04/02/03             5,859,800
  58,500    Enterprise Funding Corp. [A-1+, P-1]...........................   1.231 - 1.301     04/11/03 - 04/25/03      58,469,151
  24,900    Eureka Securitization [A-1+, P-1]..............................       1.282              04/07/03            24,894,687
   7,900    Govco, Inc. [A-1+, P-1]........................................       1.222              05/13/03             7,888,756
   5,000    Mont Blanc Capital Corp. [A-1+, P-1]...........................       1.301              04/24/03             4,995,847
  52,000    Old Line Funding Corp. [A-1+, P-1].............................   1.253 - 1.450     04/01/03 - 05/23/03      51,957,247

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                    INTEREST/
 AMOUNT                                                                      DISCOUNT            MATURITY
 (000'S)                                                                      RATE(S)             DATE(S)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (CONTINUED)

            DIVERSIFIED RECEIVABLES CONDUIT (CONTINUED)
$ 44,796    Park Avenue Receivables Corp. [A-1, P-1]...................    1.223 - 1.380%   04/01/03 - 05/19/03   $ 44,771,229
  56,345    Sheffield Receivables Corp. [A-1+, P-1] ...................    1.251 - 1.291    04/11/03 - 04/25/03     56,310,882
  48,500    Windmill Funding Corp. [A-1+, P-1].........................    1.271 - 1.283    04/02/03 - 05/06/03     48,477,138
                                                                                                                  ------------
                                                                                                                   333,613,708
                                                                                                                  ------------
            DRUGS - 1.03%
  25,000    Pharmacia Corp. [A-1+, P-1]................................        1.261             04/08/03           24,993,875
                                                                                                                  ------------
            GAS & OIL - 2.07%
  50,200    Koch Industries, Inc. [A-1+, P-1] .........................    1.251 - 1.390    04/01/03 - 04/16/03     50,190,875
                                                                                                                  ------------
            INVESTMENT STRUCTURE - 1.30%
  31,630    Sigma Finance, Inc. [A-1+, P-1]............................    1.213 - 1.314    04/03/03 - 05/23/03     31,603,317
                                                                                                                  ------------
            METAL - ALUMINUM - 0.37%
   9,000    Alcoa Inc. [A-1, P-1] .....................................        1.251             04/10/03            8,997,188
                                                                                                                  ------------
            SECURITY BROKERS & DEALERS - 1.15%
  16,020    Goldman Sachs Group, Inc. (The) [A-1, P-1] ................        1.279             09/12/03           15,927,315
  12,000    Morgan Stanley* [A-1, P-1] ................................        1.480             04/01/03           12,000,000
                                                                                                                  ------------
                                                                                                                    27,927,315
                                                                                                                  ------------
            Total Commercial Paper
            (cost - $665,742,933)......................................                                            665,742,933
                                                                                                                  ------------
            CORPORATE OBLIGATIONS - 9.23%

            BANKS - DOMESTIC - 2.33%
  18,500    Bank One N.A.* [A-1, P-1] .................................        1.438             04/07/03           18,500,392
  12,000    First Union National Bank* [A-1, P-1] .....................        1.499             06/16/03           12,034,898
  26,000    US Bank N.A.* [A-1, P-1]...................................    1.350 - 1.431    04/16/03 - 04/22/03     26,019,647
                                                                                                                  ------------
                                                                                                                    56,554,937
                                                                                                                  ------------
            BANKS - YANKEE - CANADA - 0.68%
  16,500    Royal Bank of Canada* [A-1+, P-1]..........................        1.221             04/22/03           16,497,487
                                                                                                                  ------------
            BANKS - YANKEE - GERMANY - 0.64%
  15,500    Norddeutsche Landesbank Girozentrale* [A-1+, P-1]..........        1.250             04/22/03           15,498,542
                                                                                                                  ------------
            COMMERCIAL FINANCE - 0.87%
  21,000    General Electric Capital Corp.* [A-1+, P-1]................    1.310 - 1.390    04/01/03 - 04/17/03     21,000,567
                                                                                                                  ------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                               INTEREST/
 AMOUNT                                                                                 DISCOUNT         MATURITY
 (000'S)                                                                                 RATE(S)          DATE(S)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS (CONTINUED)

            INSURANCE - 2.48%
$    20,000 General Electric Capital Assurance Co.* [A-1+, P-1] .....................     1.412%         04/07/03       $ 20,000,000
     40,000 Travelers Insurance Co.* [A-1+, P-1] .................................... 1.380 - 1.411      04/28/03         40,000,000
                                                                                                                        ------------
                                                                                                                          60,000,000
                                                                                                                        ------------
            INVESTMENT STRUCTURE - 0.91%
     22,000 Sigma Finance, Inc.* [A-1+, P-1] ........................................ 1.281 - 1.305 04/09/03 - 04/23/03   21,998,767
                                                                                                                        ------------
            SECURITY BROKERS & DEALERS - 1.32%
     20,000 Goldman Sachs Group, Inc. (The)* [A-1, P-1]..............................     1.395          04/01/03         20,000,000
     12,000 Merrill Lynch & Co., Inc.* [A-1, P-1]....................................     1.518          04/02/03         12,010,609
                                                                                                                        ------------
                                                                                                                          32,010,609
                                                                                                                        ------------
            Total Corporate Obligations
            (cost - $223,560,909)....................................................                                    223,560,909
                                                                                                                        ------------
   SHARES
-----------
            INVESTMENT COMPANIES - 4.98%
 30,145,949 American AAdvantage Money Market Select Fund** [AAAm/Aaa] ...............     1.220              -            30,145,949
 30,106,900 Federated Prime Cash Obligations Fund - Institutional Class** [AAAm/Aaa].     1.230              -            30,106,900
        515 Federated Trust Prime Obligations Fund** [AAAm/Aaa]......................     1.240              -                   515
 30,107,582 One Group Prime Money Market - Institutional Class** [AAAm/Aaa]..........     1.250              -            30,107,582
 30,139,516 Reserve Primary Fund** [AAAm/Aaa]........................................     1.310              -            30,139,516
                                                                                                                        ------------
            Total Investment Companies
            (cost - $120,500,462)....................................................                                    120,500,462
                                                                                                                        ------------
 PRINCIPAL
   AMOUNT
  (000'S)
-----------
            REPURCHASE AGREEMENTS*** - 23.46%
   $209,000 Bank of America LLC [A-1+, P-1]..........................................     1.350          04/01/03        209,000,000
    150,000 UBS Warburg [A-1+, F-1+] ................................................     1.320          04/01/03        150,000,000
    209,106 Wachovia Securities Inc. [A-1, P-1] .....................................     1.380          04/01/03        209,106,000
                                                                                                                        ------------
            Total Repurchase Agreements
            (cost - $568,106,000)....................................................                                    568,106,000
                                                                                                                        ------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.43%
                     FANNIE MAE - 1.66%
     40,000 Unsecured Notes ......................................................... 1.450 - 4.750 11/14/03 - 04/19/04   40,247,408
                                                                                                                        ------------
            FEDERAL HOME LOAN BANK - 3.53%
     85,500 Unsecured Bonds ......................................................... 1.400 - 2.000 11/21/03 - 04/13/04   85,500,000
                                                                                                                        ------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                               INTEREST/
 AMOUNT                                                                                 DISCOUNT         MATURITY
 (000'S)                                                                                 RATE(S)          DATE(S)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)

           FREDDIE MAC - 0.24%
$ 5,700    Unsecured Notes, MTN.......................................................   1.650%          12/23/03    $    5,700,000
                                                                                                                     --------------
           Total U.S. Government Agency Obligations
           (cost - $131,447,408)......................................................                                  131,447,408
                                                                                                                     --------------
           Total Investments - 101.23%
           (cost - $2,451,371,464)**** ...............................................                                2,451,371,464
           Liabilities in excess of other assets - (1.23)% ...........................                                  (29,803,219)
                                                                                                                     --------------
           Net Assets - 100.00% ......................................................                               $2,421,568,245
                                                                                                                     ==============

--------
MTN  Medium Term Note.

   * Variable Rate Obligations - The rate shown is the rate as of March 31, 2003 and the maturity date as shown is the date the interest rate resets.

  ** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2003.

 *** See notes to financial statements for description of underlying collateral.

**** The cost of investments for federal income tax purposes is substantially the same for financial reporting purposes.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31, 2003

ASSETS
  Investments, at amortized cost which approximates market value
    (identified and tax cost - $2,451,371,464) .......................................    $2,451,371,464
  Interest receivable ................................................................         6,069,692
  Prepaid expenses ...................................................................            66,583
                                                                                          --------------
      Total assets ...................................................................     2,457,507,739
                                                                                          --------------
LIABILITIES
  Payable for investments purchased ..................................................        33,062,772
  Dividends payable ..................................................................         2,423,727
  Advisory fee payable ...............................................................           238,105
  Administration fee payable .........................................................           104,856
  Custodian fee payable ..............................................................            44,870
  Accrued expenses ...................................................................            65,164
                                                                                          --------------
      Total liabilities ..............................................................        35,939,494
                                                                                          --------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)         2,421,600
  Paid-in capital ....................................................................     2,419,177,927
  Accumulated net realized loss from investments .....................................           (31,282)
                                                                                          --------------
      Net assets .....................................................................    $2,421,568,245
                                                                                          ==============
CLASS Y
  Net Assets .........................................................................    $2,421,568,245
                                                                                          --------------
  Shares of beneficial interest outstanding ..........................................     2,421,599,527
                                                                                          --------------
  Net asset value, offering and redemption price per share ...........................             $1.00
                                                                                                   =====

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME
  Interest .........................................   $ 42,884,991
                                                       ------------
EXPENSES
  Advisory fees ....................................      4,833,252
  Administration fees ..............................      1,208,290
  Accounting fees ..................................        381,362
  Custodian fees and expenses ......................        244,867
  Legal and auditing fees ..........................         84,399
  Transfer agent fees and expenses .................         29,609
  Reports and notices to shareholders ..............         18,638
  Federal and state registration fees ..............         14,972
  Trustees' fees and expenses ......................         13,701
  Insurance expenses ...............................          8,476
  Amortization of organization expenses ............          3,884
  Other ............................................         53,542
                                                       ------------
      Total expenses before waivers ................      6,894,992
      Less: waivers ................................     (2,061,690)
                                                       ------------
      Total expenses after waivers .................      4,833,302
                                                       ------------
  Net investment income ............................     38,051,689
                                                       ------------
NET REALIZED GAIN ON INVESTMENTS ...................          4,464
                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 38,056,153
                                                       ============

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE FISCAL
                                                                    YEARS ENDED MARCH 31,
                                                              ----------------------------------
                                                                   2003               2002
                                                              ---------------    ---------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income ...................................   $    38,051,689    $    62,276,088
  Net realized gain on investments ........................             4,464                117
                                                              ---------------    ---------------
  Net increase in net assets resulting from operations ....        38,056,153         62,276,205
                                                              ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income ...................................       (38,051,689)       (62,276,088)
                                                              ---------------    ---------------
SHARES OF BENEFICIAL INTEREST*
  Net proceeds from the sale of shares ....................     8,240,980,188      8,686,821,236
  Cost of shares repurchased ..............................    (8,491,253,839)    (8,071,947,269)
  Shares issued in reinvestment of dividends ..............        34,116,859         59,200,452
                                                              ---------------    ---------------
  Net increase/(decrease) in net assets derived from shares
    of beneficial interest transactions ...................      (216,156,792)       674,074,419
                                                              ---------------    ---------------
  Total increase/(decrease) in net assets .................      (216,152,328)       674,074,536

NET ASSETS
  Beginning of year .......................................     2,637,720,573      1,963,646,037
                                                              ---------------    ---------------
  End of year .............................................   $ 2,421,568,245    $ 2,637,720,573
                                                              ===============    ===============

-------
  *  Share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                           FOR THE FISCAL YEARS ENDED MARCH 31,
                                              --------------------------------------------------------------
                                                 2003         2002         2001         2000         1999
                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of year ........    $1.0000      $1.0000      $1.0000      $1.0000      $1.0000
  Net investment income (1) .................     0.0158       0.0308       0.0622       0.0526       0.0524
                                              ----------   ----------   ----------   ----------   ----------
  Net increase in net assets resulting
    from operations .........................     0.0158       0.0308       0.0622       0.0526       0.0524
                                              ----------   ----------   ----------   ----------   ----------
  Dividends to shareholders from net
    investment income .......................    (0.0158)     (0.0308)     (0.0622)     (0.0526)     (0.0524)
                                              ----------   ----------   ----------   ----------   ----------
  Net asset value, end of year ..............    $1.0000      $1.0000      $1.0000      $1.0000      $1.0000
                                              ==========   ==========   ==========   ==========   ==========
  Total investment return (2) ...............       1.59%        3.13%        6.40%        5.39%        5.37%
                                              ==========   ==========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's omitted) ..  $2,421,568   $2,637,721   $1,963,646     $913,907     $386,201
  Ratio of expenses to average net assets (1)       0.20%        0.20%        0.20%        0.20%        0.20%
  Ratio of net investment income to
    average net assets (1) ..................       1.57%        2.95%        6.15%        5.36%        5.24%
  Increase/(decrease) reflected in above
    expense and net investment income ratios
    due to waivers and related reimbursements       0.09%        0.10%        0.13%        0.17%        0.25%

----------
  (1) Reflects waivers and related reimbursements.
  (2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the the last day of each year reported and includes reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Prime Money Market Portfolio (the "Portfolio"), Intrinsic Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, High Yield Total Return Portfolio and Income Portfolio, and four non-diversified portfolios, The Insiders Select Fund, Alpha Growth Portfolio, S&P STARS Portfolio and S&P STARS Opportunities Portfolio. As of the date hereof, the Portfolio offers one class of shares, which has been designated as Class Y shares. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Securities are valued at cost when purchased, and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuations are performed in an attempt to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuing basis.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities transactions are calculated on the identified cost basis for both financial reporting and income tax purposes. Interest income and expenses are recorded on the accrual basis.

U.S. FEDERAL TAX STATUS -- The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

The tax character of distributions paid during the fiscal year ended March 31, 2003 was entirely from ordinary income.

At March 31, 2003, the components of distributable earnings on a tax basis were equal to that shown on the Statement of Assets and Liabilities.

At March 31, 2003, the Portfolio had capital loss carryforwards available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal year 2009. To the extent that the capital loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolio had capital loss carryforwards at March 31, 2003 as follows:

                                                     AMOUNTS EXPIRING IN
GROSS CAPITAL LOSS                           ----------------------------------
   CARRYFORWARD                                2007          2008          2009
------------------                             ----          ----          ----
     $31,282                                 $29,962        $1,279          $41

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains are distributed at least annually if not offset by capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

REPURCHASE AGREEMENTS -- The Portfolio may purchase securities from financial institutions subject to the seller's agreement to repurchase and the Portfolio's agreement to resell the securities at par. The investment adviser only enters into repurchase agreements with financial institutions that are primary dealers and deemed to be creditworthy by the investment adviser in accordance with procedures adopted by the Board of Trustees. Securities purchased subject to repurchase agreements are maintained with the custodian of the Portfolio and must have, at all times, an aggregate market value greater than or equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2003, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an advisory agreement with the Portfolio. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.20% of the Portfolio's average daily net assets.

For the fiscal year ended March 31, 2003, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.05% of the Portfolio's average daily net assets.

For the fiscal year ended March 31, 2003, the Adviser has undertaken to limit the Portfolio's operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of no more than 0.20% of its average daily net assets. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees. For the fiscal year ended March 31, 2003, the Adviser waived advisory fees of $2,061,690 in order to maintain the expense limitation.

The Portfolio will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolio reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc., and an affiliate of BSAM, BSFM and Bear, Stearns & Co. Inc., serves as custodian to the Portfolio.

SHARES OF BENEFICIAL INTEREST

The Portfolio currently offers Class Y shares. There is no sales charge or contingent deferred sales charge on Class Y shares, which are offered primarily to institutional investors.

At March 31, 2003, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns and its affiliates owned 455,797,517 of Class Y shares or approximately 19% of the shares outstanding.

COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements outstanding at March 31, 2003:

                                 PRINCIPAL                                                             ACCRUED
ISSUER                            AMOUNT         MATURITY DATE(S)   INTEREST RATE(S)  MARKET VALUE     INTEREST      TOTAL VALUE
------                            ------         ----------------   ----------------  ------------     --------      -----------
BANK OF AMERICA LLC
-------------------
Freddie Mac,
    Pass-through Pools......    $221,589,042   03/01/23 - 08/01/32   5.500 - 6.500%   $212,165,543     $1,014,458    $213,180,001
                                                                                      ============     ==========    ============
UBS WARBURG
-----------
Fannie Mae,
    Pass-through Pools......    $147,807,992   02/01/18 - 03/01/33   5.000 - 8.500%   $127,930,630       $575,926    $128,506,556
Freddie Mac,
    Pass-through Pools......      51,145,042   03/01/13 - 02/01/27   5.500 - 9.000      24,376,200        119,522      24,495,722
                                                                                      ------------     ----------    ------------
                                                                                      $152,306,830       $695,448    $153,002,278
                                                                                      ============     ==========    ============
WACHOVIA SECURITIES INC.
------------------------
Fannie Mae,
    Pass-through Pools......    $193,659,526   03/01/33 - 04/01/33   4.768 - 5.500%   $197,323,799       $871,470    $198,195,269
Freddie Mac,
    Pass-through Pools......      14,503,014         03/01/33            6.000          15,020,337         72,515      15,092,852
                                                                                      ------------     ----------    ------------
                                                                                      $212,344,136       $943,985    $213,288,121
                                                                                      ============     ==========    ============

CREDIT FACILITY

The Fund has entered into a demand promissory note agreement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of the Portfolio). The credit facility bears interest at the greater of
(i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. The Portfolio, as a fundamental policy, is permitted to borrow in an amount up to 33 1/3% of its total assets.

Loans are payable on demand or upon termination of this credit facility or; for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan is advanced. The Portfolio had no amounts outstanding under the credit facility at or for the fiscal year ended March 31, 2003.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Prime Money Market Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Money Market Portfolio (the "Portfolio") as of March 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
New York, New York
May 9, 2003

                             THE BEAR STEARNS FUNDS

                              TRUSTEES AND OFFICERS

The following information is provided for each Trustee, Officer and the Advisory Trustee of The Bear Stearns Funds (the "Trust") as of March 31, 2003. Each Trustee oversees all 10 portfolios of the Trust. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling PFPC Inc. at 1-800-447-1139 or 1-800-766-4111. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.

---------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S) WITH THE
      NAME AND               TRUST AND LENGTH               PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
        AGE                  OF TIME SERVED(1)               IN THE PAST 5 YEARS                              HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                              INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Peter M. Bren - 69          Trustee, since 1995     Chairman and President, Koll Bren Schreiber             None
                                                    Realty Advisers (realty)
---------------------------------------------------------------------------------------------------------------------------------
John S. Levy - 67           Trustee, since 2000     Managing Partner, Fayerwearther Capital Partners        SL Green Realty Corp.
                                                    (private investment partnership)
---------------------------------------------------------------------------------------------------------------------------------
M.B. Oglesby, Jr. - 59      Trustee, since 1995     Consultant;Vice Chairman, BKSH & Associates,            None
                                                    Washington DC (government lobbyists) (2002-
                                                    present); Formerly, Chief of Staff to United States
                                                    Trade Representative, Executive Office of the
                                                    President (2001-2002); Consultant, Chairman,
                                                    Oglesby Properties, Inc.; President and Chief
                                                    Executive Officer, Association of American
                                                    Railroads;Vice Chairman, Cassidy & Associates
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Richardson - 61   Trustee, since 2000     Retired; Formerly,Vice President, Broker/Dealer         None
                                                    Department, Mellon Bank (financial services)
                                                    (1991-1999)
---------------------------------------------------------------------------------------------------------------------------------
                                            "INTERESTED" TRUSTEES(2)
---------------------------------------------------------------------------------------------------------------------------------
Michael Minikes - 59        Chairman of the Board   Treasurer,The Bear Stearns Companies Inc. and           None
                            and Trustee, since 1999 Bear, Stearns & Co. Inc. ("Bear Stearns"); Senior
                                                    Managing Director, Bear Stearns; Co-President,
                                                    Bear, Stearns Securities Corporation (1999-
                                                    present); Director, Custodial Trust Company
                                                    ("CTC") and Bear Stearns Bank plc
---------------------------------------------------------------------------------------------------------------------------------
Doni L. Fordyce - 43        President and Trustee,  Director, Chairman of the Board, President, Senior      None
                            since 2000              Managing Director, Bear Stearns Asset
                                                    Management Inc. (`BSAM") and, since 2000, Chief
                                                    Executive Officer and Chief Operating Officer
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Steinberg - 57    Trustee, since 2001     Senior Managing Director, Bear Stearns;                 None
                                                    Director of CTC
---------------------------------------------------------------------------------------------------------------------------------

(1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.

(2) The Interested Trustees are considered to be "interested persons" (as defined by the Investment Company Act of 1940, as amended) because of their employment with the Trust's adviser or principal underwriter.


                           POSITION(S) WITH THE
      NAME AND               TRUST AND LENGTH
        AGE                  OF TIME SERVED(1)                      PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                   ADVISORY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Senator Alan Dixon - 76   Advisory Trustee since    Partner - Corporate Business and Legislative Law, Bryan Cave (law firm);
                          1995                      Formerly, United States Senator (1981-1992)
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Barry Sommers - 34        Executive Vice President, Senior Managing Director, Bear Stearns (2000-present); Head of Marketing and
                          since 1998                Sales for the Trust (1997-present); Managing Director, Bear Stearns (1997-2000)
------------------------------------------------------------------------------------------------------------------------------------
Stephen A. Bornstein - 59 Vice President and        General Counsel, Managing Director/Principal and Executive Vice President, BSAM;
                          Secretary, since 1995     Managing Director/Principal, Bear Stearns;Vice President, General Counsel and
                                                    Secretary, Bear Stearns Funds Management Inc. ("BSFM")
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Maresca - 44     Vice President and        President and Chief Executive Officer, BSFM; Senior Managing Director,
                                                    Bear Stearns Treasurer, since 1995  (2001-present); Managing Director,
                                                    Bear Stearns
------------------------------------------------------------------------------------------------------------------------------------
Vincent L. Pereira - 37     Assistant Treasurer,    Executive Vice President, BSFM; Managing Director (1999-present) and Associate
                            since 1995              Director (1997-1999), Bear Stearns
------------------------------------------------------------------------------------------------------------------------------------

(1) The term of office for an Officer is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.

                             THE BEAR STEARNS FUNDS

                          PRIME MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

                                   THE
                                  BEAR STEARNS
                                   FUNDS

383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                            Chairman of the Board and Trustee
Doni L. Fordyce                            President and Trustee
Peter M. Bren                              Trustee
John S. Levy                               Trustee
M.B. Oglesby, Jr.                          Trustee
Robert E. Richardson                       Trustee
Robert M. Steinberg                        Trustee
Barry Sommers                              Executive Vice President
Stephen A. Bornstein                       Vice President and Secretary
Frank J. Maresca                           Vice President and Treasurer
Vincent L. Pereira                         Assistant Treasurer

INVESTMENT ADVISER                         DISTRIBUTOR
Bear Stearns Asset                         Bear, Stearns & Co. Inc.
Management Inc.                            383 Madison Avenue
383 Madison Avenue                         New York, NY 10179
New York, NY 10179
                                           TRANSFER AND DIVIDEND
ADMINISTRATOR                              DISBURSEMENT AGENT
Bear Stearns Funds                         PFPC Inc.
Management Inc.                            Bellevue Corporate Center
383 Madison Avenue                         400 Bellevue Parkway
New York, NY 10179                         Wilmington, DE 19808

CUSTODIAN                                  INDEPENDENT AUDITORS
Custodial Trust Company                    Deloitte & Touche LLP
101 Carnegie Center                        Two World Financial Center
Princeton, NJ 08540                        New York, NY 10281

COUNSEL
Kramer Levin
Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, and other information. Total investment return is based on historical results and is not intended to indicate future performance.

Prime Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Prime Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

ITEM 2. CODE OF ETHICS.

     (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. NOT APPLICABLE - ONLY EFFECTIVE FOR FISCAL PERIODS ENDING ON OR AFTER APRIL 1, 2003.

     (b) THERE WERE NO SIGNIFICANT CHANGES IN THE REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 10. EXHIBITS.

     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2)

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Bear Stearns Funds
            --------------------------------------------------------------------



By (Signature and Title)*  /S/ Frank J. Maresca
                         -------------------------------------------------------
                               Frank J. Maresca,  Vice President and Treasurer
                         -------------------------------------------------------

Date             May 27, 2003
    --------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ Frank J. Maresca
                         -------------------------------------------------------
                              Frank J. Maresca, Vice President and Treasurer
                         -------------------------------------------------------

Date             May 27, 2003
    --------------------------------------



By (Signature and Title)*  /S/ Doni L. Fordyce
                         -------------------------------------------------------
                               Doni L. Fordyce, President
                         -------------------------------------------------------

Date             May 27, 2003
    --------------------------------------

* Print the name and title of each signing officer under his or her signature.

--------------------------------------------------------------------------------
 ALL CERTIFICATIONS (UNDER THE ACT'S SECTION 302 AND 906) SHOULD BE INCLUDED IN
              ONE EDGAR EX-99.CERT EXHIBIT DOCUMENT TO FORM N-CSR)